     As filed with the Securities and Exchange Commission on August 25, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-04815

                               Ultra Series Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                             Kevin S. Thompson, Esq.
                                 Vice President
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                                   ----------

Date of Fiscal Year End: December 31, 2005

Date of Reporting Period: June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 on August 31, 2006 appears beginning on the following page.

  SEMIANNUAL REPORT

    FOR PERIOD ENDED JUNE 30, 2006

    Money Market, Bond, High Income, Balanced, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Global Securities, and International Stock Funds of the Ultra Series Fund

    DISTRIBUTED BY:
    CUNA Brokerage Services, Inc.
    Office of Supervisory Jurisdiction
    2000 Heritage Way
    Waverly, IA 50677

    TELEPHONE:
    (319) 352-4090
    (800) 798-5500

    (MEMBERS LOGO)

    MEMBERS(R) Variable Annuity
    MEMBERS(R) Variable Annuity II
    MEMBERS(R) Choice Variable Annuity
    MEMBERS(R) Variable Annuity III
    MEMBERS(R) Variable Universal Life
    MEMBERS(R) Variable Universal Life II
    Ultra Vers-ALL LIFE(SM)

    This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale or purchase of securities unless preceded or accompanied by a prospectus.

LOGO

                     BUILT  TO  STAND  THE  TEST  OF  TIME.

                               SEMIANNUAL REPORT

This booklet contains a semiannual report for the Ultra Series Fund for our family of MEMBERS(R) Variable Annuity and MEMBERS(R) Variable Universal Life contracts. The Ultra Series Fund is the underlying mutual fund family supporting the subaccounts of the CUNA Mutual Life Variable Account and CUNA Mutual Life Variable Annuity Account.

The Ultra Series Fund includes the Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, International Stock Fund, and Global Securities Fund.

If you own a MEMBERS(R) Variable Universal Life or Ultra Vers-ALL Life policy, as you refer to the semiannual report for the Ultra Series Fund, the funds available on your policy are the Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Balanced Fund, Bond Fund, and Money Market Fund.

If you have any questions, please call the Home Office at 1-800-798-5500, Monday through Friday, 7:00 a.m. to 8:00 p.m.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

LETTER TO SHAREHOLDERS


--------------------------------------------------------------------------------
(PHOTO OF DAVID P. MARKS)
--------------------------------------------------------------------------------

Dear Investor:

I am pleased to provide my first letter to you as President of the Ultra Series Fund. Although I am replacing Larry Halverson as author of this letter, he continues to be an invaluable resource as a Trustee for the Board and helping with the transition of the equity team.

Beginning in November, 2005 we instituted a number of changes within the Ultra Series Fund structure. First we aligned each portfolio with a specific portfolio manager who has now taken direct responsibility for each portfolio. We have hired two new, very experienced portfolio managers (Bruce Ebel and Livia Asher) and are in the process of hiring additional research talent. We have put in place a robust attribution process that allows us to evaluate and understand the portfolio performance daily, and lastly, we have over-layed all of this with a macroeconomic viewpoint that adds an additional level of long-term focus.

All of these changes (people, process, and portfolio alignment) are meant to improve performance and allow for more consistent results over the long term. We are pleased with the progress and the way the team is working together. We feel very confident that these changes will benefit our investors and help produce more consistent and stronger results as the people and processes are fully implemented.

The attached Report provides summaries of the activities and performance of each of the Ultra Series funds.

We appreciate the opportunity to serve your investment needs and are very committed to your long-term investment success. If you have any questions please do not hesitate to contact me directly. I am committed to make you proud of not only the way the Ultra Series Fund conducts its business and serves the Credit Union market and its members, but also that our performance is competitive with today's leaders in the money management business.

Sincerely,

/s/ DAVID P. MARKS
David P. Marks, CFA
President

                       Not part of the Semiannual Report.

-------------------------------------------------------------------------------

SUMMARY OF U.S. ECONOMIC AND FINANCIAL MARKET CONDITIONS

U.S. ECONOMY

Economic growth was very strong in the first two months of 2006 as consumer spending and manufacturing activity rebounded from the severe shock delivered by Hurricanes Katrina and Rita. However, the economy cooled somewhat during the last four months of the six-month period ended June 30, 2006 as weakness in the housing market, rising interest rates, and high energy prices damped economic activity. Inflation picked up throughout the period at both the "headline" and "core" (ex-food and energy) levels. Conditions in the labor market probably reached near-term peak health in February but deteriorated very gradually afterwards.

The U.S. Federal Reserve staff economic forecast calls for more moderate growth in the next six to twelve months as the effects of a cooling housing market filter through the rest of the economy. Housing turnover and residential construction have slowed. With interest rates higher, fewer home-equity loans and refinancings are occurring, removing a source of income for the consumer, while falling home prices in some of the hotter real estate markets are causing a negative rather than positive "wealth effect". Cash-rich corporations remain an economic bulwark, and exports may prove another source of economic strength in the near-term.

INTERNATIONAL ECONOMIES

East Asia continues to experience rapid economic growth. Chinese real GDP growth may have topped 10% during the period with India not far behind. Japan, benefiting from solid export growth and growing domestic demand, has poked its head back up into a reflationary environment for the first time in ten years. Europe posted surprisingly strong economic performance, raising hopes that the productivity revolution that has already swept the U.S. and Asia is finally reaching Europe.

                       Not part of the Semiannual Report.

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
FUND PERFORMANCE REVIEWS
         Bond Fund..........................................    2
         High Income Fund...................................    4
         Balanced Fund......................................    6
         Large Cap Value Fund...............................    8
         Large Cap Growth Fund..............................   10
         Mid Cap Value Fund.................................   12
         Mid Cap Growth Fund................................   14
         Global Securities Fund.............................   16
         International Stock Fund...........................   18

PORTFOLIOS OF INVESTMENTS
         Money Market Fund..................................   20
         Bond Fund..........................................   21
         High Income Fund...................................   26
         Balanced Fund......................................   33
         Large Cap Value Fund...............................   39
         Large Cap Growth Fund..............................   41
         Mid Cap Value Fund.................................   43
         Mid Cap Growth Fund................................   47
         Global Securities Fund.............................   49
         International Stock Fund...........................   53

FINANCIAL STATEMENTS
         Statements of Assets and Liabilities...............   60
         Statements of Operations...........................   62
         Statements of Changes in Net Assets................   64
         Financial Highlights...............................   68

NOTES TO FINANCIAL STATEMENTS...............................   73

OTHER INFORMATION...........................................   79

TRUSTEES AND OFFICERS.......................................   81

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT FEDERALLY INSURED, INVOLVE INVESTMENT RISK, MAY LOSE VALUE AND ARE NOT OBLIGATIONS OF OR GUARANTEED BY THE CREDIT UNION. For more complete information about the Ultra Series Fund, including charges and expenses, request a prospectus from your registered representative or from CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-798-5500. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

-------------------------------------------------------------------------------

BOND FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT
Dean "Jack" Call, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Bond Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Duration is a measure of a security's price sensitivity to changes in interest rates. The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

- FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

- ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: including those representing mortgage, commercial or consumer loans originated by credit unions to the extent permitted by law and available in the market; and

- NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.
--------------------------------------------------------------------------------

The Ultra Series Bond Fund returned -0.78% during the six-month period ending June 30, 2006, equaling the performance of the Merrill Lynch U.S. Domestic Master Index which also returned -0.78%.

During the first six months of 2006 the yield on the 10 year U.S. Treasury note increased by 75 basis points. The fund's short duration helped performance during the period. Performance was helped by management's strategic decision to overweight spread sectors, such as corporate bonds, asset-backed (ABS) and commercial mortgage-backed securities (CMBS), January through April and underweight spread sectors in May and June. This positioning helped the fund's performance each month but March. An underweight position in high yield bonds relative to peers hurt performance through May. In May we began to see the strong rally in high yield start to fizzle with only CCC-rated high yield bonds returning positive excess return and in June investment grade debt outperformed high yield bonds by 46 basis points. Further, in May we reduced exposure to corporate debt to underweight and increased exposure to U.S. Treasurys to overweight.

At the tactical level, performance was helped by security selection in ABS and CMBS while an overweight in discount mortgages hurt performance in the first quarter. In the corporate sector, security selection was index-like with outperformers canceling out underperformers.

When we anticipate the end of the Fed's tightening campaign, we will reposition the portfolio toward a more neutral curve. The fund should perform well if defensive sectors continue to perform in a market with increasing volatility and slowing economic growth. However, we remain wary of "event risk" (companies increasing their financial leverage to make acquisitions, using their cash reserves to buy back some of their stock or reducing their credit standing through other such activities). We continue to monitor the portfolio's holdings closely for signs of such possibilities.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
2

BOND FUND PERFORMANCE REVIEW

                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                                               MERRILL LYNCH U.S. DOMESTIC MASTER
                                                                       BOND FUND                             INDEX
                                                                       ---------               ----------------------------------
6/96                                                                   $ 10,000                              $ 10,000

6/97                                                                   $ 10,767                              $ 10,818

6/98                                                                   $ 11,648                              $ 11,972

6/99                                                                   $ 11,938                              $ 12,341

6/00                                                                   $ 12,367                              $ 12,904

6/01                                                                   $ 13,510                              $ 14,336

6/02                                                                   $ 14,602                              $ 15,567

6/03                                                                   $ 15,791                              $ 17,236

6/04                                                                   $ 15,739                              $ 17,288

6/05                                                                   $ 16,759                              $ 18,493

6/06                                                                   $ 16,602                              $ 18,331

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Asset Backed                                                                       4%
Commercial Mortgage Backed                                                         6%
Private Label Mortgage Backed                                                      2%
Corporate Notes and Bonds                                                         25%
Mortgage Backed                                                                   22%
U.S. Government and Agency Obligations                                            36%
Cash and Other Net Assets                                                          5%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2006

                                                 1 Year       3 Years       5 Years       10 Years
                                                 -------------------------------------------------
BOND FUND                                        -0.93%        1.68%         4.21%          5.20%
Merrill Lynch U.S. Domestic Master Index         -0.88         2.07          5.04           6.25

--------------------------------------------------------------------------------

HIGH INCOME FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the Ultra Series funds under a "manager or managers" approach. Shenkman Capital Management, Inc. ("SCM") is currently the only subadviser for the High Income Fund. Mark R. Shenkman; Frank X. Whitley; Mark R. Flanagan, CPA, CFA; Robert Stricker, CFA; and Steve Schweitzer are the funds co-primary portfolio managers responsible for deciding which securities are purchased or sold in the High Income Fund.

PRINCIPAL INVESTMENT STRATEGIES
The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities
--------------------------------------------------------------------------------

The Ultra Series High Income Fund generated a positive return of 1.87% for the six-month period ending June 30, 2006. For the same period, the Merrill Lynch U.S. High Yield Master II Index returned 3.07%. A significant portion of this performance differential was due to the performance of General Motors and Ford Motors, which make up a huge 11% of the benchmark index (each with an approximate 5.5% weighting). During the first half of the year, the automotive sector posted a gain of approximately 10.72%. The Merrill Lynch U.S. High Yield Master II Index excluding GM and Ford generated a 2.16% return for the same period, which is more in line with the fund's performance. The fund is currently underweight the automotive sector for two reasons: diversification and fundamentals. From a diversification perspective, we attempt to mitigate risk by constructing a diversified portfolio and as such, we typically cap credit exposure at 2% of any issuer. From a fundamental perspective, we are currently cautious toward the automotive industry due to the competitive, operational, and labor issues that are presently impacting this industry.

During the period, the fund benefited from the positive performance of its holdings in the aerospace and food/beverage sectors. Merger and acquisition activity boosted the prices of specific issuers in those sectors, as the acquiring companies were rated investment grade. The fund also benefited from its cable holdings, as this sector was the largest positive contributor to performance during the quarter.

The high yield market performed well, on a relative basis for the first six months of 2006. This positive performance was in sharp contrast to other fixed income markets, as both the Merrill Lynch U.S. Treasury and the U.S. Corporate Master Indices had negative returns during the period. While many pundits predicted a difficult market environment, the Merrill Lynch U.S. High Yield Master II Index returned 3.07% for the six-months ending June 30, 2006, outperforming all other U.S. fixed-income sectors. However, it should be noted that the impressive gains for General Motors and Ford Motor bonds somewhat skewed the indices' results to the upside. Excluding these two major U.S. automakers, the high yield market still returned a solid 2.16% for the period. Year-to-date, the 10-year Treasury moved significantly as the yield rose from 4.40% to 5.14%. During the latter part of the second quarter, the high yield market transitioned from a seller's to a buyer's market due to renewed investor caution. This transition caused some high yield deals to be scaled back, some deals to be cancelled, and some deals to be repriced at substantially higher rates than original price talk indicated. Spreads also widened during the quarter, according to the Credit Suisse High Yield Index, expanding from 334 basis points at the end of March to 359 basis points at the end of June. Looking at performance from a quality rating perspective, riskier triple C credits substantially outperformed single B rated bonds, while double B rated bonds had greater sensitivity to rising interest rates and lagged other rating categories during the first half of 2006. The supply of new issues also picked up in the second quarter. Year-to-date, 180 new issues were priced, totaling approximately $70 billion. In comparison, 201 new issues, which totaled approximately $55 billion, came to market over the same period one year ago.

--------------------------------------------------------------------------------
4

HIGH INCOME FUND PERFORMANCE REVIEW

The outlook for the U. S. financial markets appears cloudy for the remainder of the year. To us, the delicate balance between warding off inflation and dampening economic growth tilts in favor of no additional rate hikes in 2006. Investors seem to be riveted on the Federal Reserve policy. We believe that the tightening cycle is now reaching an inflection point. Once short-term rates stabilize, investor sentiment may be revitalized and enthusiasm for fixed income assets could resume if the U.S. economy can sustain a 2.5% annualized growth rate and core inflation is contained at 2%. In our judgment, default rates should remain near historical lows for at least the next 12 months, as most high yield issuers have improved their operating efficiencies and the liquidity of their balance sheets. If interest rates plateau near current levels, the high yield market could deliver better returns over the next six months than it did during the first half of 2006.

MEMBERS Capital Advisors, Inc. - Adviser

Shenkman Capital Management, Inc. - Subadviser

                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)
(LINEGRAPH)

                                                                                          MERRILL LYNCH U.S. HIGH YIELD MASTER II
                                                               HIGH INCOME FUND                            INDEX
                                                               ----------------           ---------------------------------------
10/00                                                              $ 10,000                               $ 10,000

6/01                                                               $ 10,197                               $ 10,168

6/02                                                               $ 10,257                               $  9,724

6/03                                                               $ 11,756                               $ 11,883

6/04                                                               $ 12,654                               $ 13,095

6/05                                                               $ 13,785                               $ 14,485

6/06                                                               $ 14,364                               $ 15,168

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Telecommunications        9%
Gaming                    8%
Support Services          7%
Media - Cable             6%
Health Care               5%
Consumer Products         5%
Utilities                 5%
Oil and Gas               5%
Cash and Other Net
  Assets                  5%
Media - Diversified and
  Services                4%
Technology                4%
Non Food and Drug
  Retailers               3%
Printing and Publishing   3%
Aerospace/Defense         3%
Forestry/Paper            3%
Building Materials        3%
Food and Drug Retailers   2%
General Industrial and
  Manufacturing           2%
Media - Broadcasting      2%
Environmental             2%
Beverage/Food             2%
Chemicals                 2%
Auto Parts & Equipment    2%
Packaging                 2%
Hotels                    1%
Metals and Mining         1%
Leisure and
  Entertainment           1%
Automotive                1%
Apparel/Textiles          1%
Transportation            1%
Building & Construction  0%*
Restaurants              0%*
Steel                    0%*

*Rounds to 0%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2006

                                                                                            Since
                                                1 Year       3 Years       5 Years       Inception(2)
                                                -----------------------------------------------------
HIGH INCOME FUND                                 4.20%        6.91%         7.09%            6.60%
Merrill Lynch U.S. High Yield Master II
  Index                                          4.70         8.46          8.32             7.63

(2) Fund commenced investment operations on October 31, 2000.

--------------------------------------------------------------------------------

BALANCED FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT
John H. Brown, CFA, and Dean "Jack" Call, CFA, at MEMBERS Capital Advisors are co-lead portfolio managers and are responsible for deciding which securities are purchased or sold in the Balanced Fund. They are supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. Stock, bond and cash components will vary reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund typically invests in equity or bond securities which are similar to those in which the Large Cap Growth, Large Cap Value and Bond Funds invest.
--------------------------------------------------------------------------------

The increasingly volatile environment that developed over the first six months of 2006 provided a good example of the value of diversification. With its exposure to stocks, bonds and money market instruments, the Ultra Series Balanced Fund was able to generate small positive returns of 0.15%, in spite of largely negative returns in the bond markets and the very mixed results in stocks, where large-cap growth stocks lost money and small-cap value stocks provided double-digit returns.

In the stock portion of the portfolio, which ended the period with a return just over 1%, results were aided by an overweighting (relative to the overall stock market as represented by the Russell 1000(R) Index) in energy stocks. This overweighting was focused in the equipment and services area which benefited greatly from higher oil prices, and from owning Marathon Oil which advanced approximately 27% on higher than expected production volumes and selling prices. Information technology was the most difficult area during this period as many of the industry leaders declined 15% to 20% (Dell, EMC, Yahoo!, and Adobe) or more (eBay declined more than 30%). In virtually all instances, these declines reflected reductions in investors' expectations for future growth in profits - reductions that reflected the growing fear that Federal Reserve interest rate increases intended to fend off inflationary pressures may also significantly slow the economy.

In the fixed income portion of the portfolio, the fund was short duration which helped performance during the period. During the first six months of 2006 the yield on the 10 year U.S. Treasury note increased by 75 basis points. Performance was helped by management's strategic decision to overweight spread sectors, such as corporate bonds, asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), January through April and underweight spread sectors in May and June. This positioning helped the fund's performance each month but March. An underweight position in high yield bonds relative to peers hurt performance through May. In May we began to see the strong rally in high yield start to fizzle with only CCC-rated high yield bonds returning positive excess return and in June investment grade debt outperformed high yield bonds by 46 basis points. Further, in May we reduced exposure to corporate debt to underweight and increased exposure to U.S. Treasurys to overweight.

At the tactical level, performance was helped by security selection in ABS and CMBS while an overweight in discount mortgages hurt performance in the first quarter. In the corporate sector, security selection was index-like with outperformers canceling out underperformers.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
6

BALANCED FUND PERFORMANCE REVIEW

                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                          MERRILL LYNCH U.S. DOMESTIC
                                                    BALANCED FUND                MASTER INDEX             RUSSELL 1000(R) INDEX
                                                    -------------         ---------------------------     ---------------------
6/96                                                   $ 10,000                     $ 10,000                     $ 10,000

6/97                                                   $ 11,610                     $ 10,818                     $ 13,226

6/98                                                   $ 13,501                     $ 11,972                     $ 17,214

6/99                                                   $ 15,687                     $ 12,341                     $ 20,988

6/00                                                   $ 16,782                     $ 12,904                     $ 22,929

6/01                                                   $ 16,295                     $ 14,336                     $ 19,500

6/02                                                   $ 15,235                     $ 15,567                     $ 16,012

6/03                                                   $ 15,616                     $ 17,236                     $ 16,166

6/04                                                   $ 17,333                     $ 17,288                     $ 19,314

6/05                                                   $ 18,609                     $ 18,493                     $ 20,846

6/06                                                   $ 19,194                     $ 18,331                     $ 22,738

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Common Stocks                                                                     58%
Asset Backed                                                                       1%
Commercial Mortgage Backed                                                         2%
Private Label Mortgage Backed                                                      1%
Corporate Notes and Bonds                                                          9%
Mortgage Backed                                                                    8%
U.S. Government and Agency Obligations                                            17%
Cash and Other Net Assets                                                          4%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2006

                                                 1 Year       3 Years       5 Years       10 Years
                                                 -------------------------------------------------
BALANCED FUND                                     3.14%         7.12%        3.33%          6.74%
Merrill Lynch U.S. Domestic Master Index         -0.88          2.07         5.04           6.25
Russell 1000(R) Index                             9.08         12.04         3.12           8.56

--------------------------------------------------------------------------------

LARGE CAP VALUE FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Cap Value Fund seeks long-term capital growth with income as a secondary consideration.

PORTFOLIO MANAGEMENT
Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Value Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
The Large Cap Value Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such large cap stocks (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Value Index if smaller). The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors.
--------------------------------------------------------------------------------

The six months ended June 30, 2006 began with the U. S. stock market advancing nicely on a foundation of confidence that the Federal Reserve's interest rate policy would not jeopardize further economic growth. The market reversed itself, however, in May when investors got a different message - that the Fed may well have to continue to increase rates to counter the increasing inflationary pressures, even at the risk of derailing economic growth. Throughout the period, however, corporate fundamentals held up well.

In this environment, value investors benefited while growth stocks suffered, as is often the case when broad investor optimism is replaced by a healthy degree of skepticism. The Ultra Series Large Cap Value Fund returned 4.84% over this six-month period while the overall stock market as represented by the Russell 1000(R) Index gained 2.76%. Within this broad market index, the value segment (Russell 1000(R) Value Index) gained 6.56% while the growth segment (Russell 1000(R) Growth Index) suffered a small decline of -0.93%.

Relative to the Russell 1000(R) Value Index performance, the fund's returns benefited from a heavier position in energy stocks, and from the particular energy stocks owned, especially Marathon Oil and Schlumberger which significantly outperformed the group. Detractors from relative performance primarily were in the consumer staples area, including Proctor & Gamble and Sara Lee, which failed to meet investors' earnings expectations, and health care where Watson Pharmaceuticals initiated an expensive takeover of Andrx, a maker of low-margin generic drugs, and hospital operator HCA announced disappointing earnings. Many information technology stocks also underperformed, led by established names like Intel and Computer Associates as they announced reductions in their near-term growth expectations.

Fund management expects continued stock market volatility and continued harsh treatment by the market of companies that fail to meet investors' expectations. In this environment, as has been the case so far this year, value investing can provide superior returns as well as serve to moderate volatility - a very attractive mix of attributes.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
8

LARGE CAP VALUE FUND PERFORMANCE REVIEW

                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                    LARGE CAP VALUE FUND           RUSSELL 1000(R) VALUE INDEX
                                                                    --------------------           ---------------------------
6/96                                                                     $ 10,000                             $ 10,000

6/97                                                                     $ 13,116                             $ 13,319

6/98                                                                     $ 16,722                             $ 17,159

6/99                                                                     $ 21,188                             $ 19,967

6/00                                                                     $ 21,204                             $ 18,187

6/01                                                                     $ 19,014                             $ 20,066

6/02                                                                     $ 16,697                             $ 18,270

6/03                                                                     $ 15,954                             $ 18,083

6/04                                                                     $ 18,922                             $ 21,906

6/05                                                                     $ 20,763                             $ 24,984

6/06                                                                     $ 22,935                             $ 28,008

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Consumer Discretionary                                                              7%
Consumer Staples                                                                    7%
Energy                                                                             16%
Financials                                                                         33%
Health Care                                                                         7%
Industrials                                                                         7%
Information Technology                                                              4%
Materials                                                                           4%
Telecommunication Services                                                          5%
Utilities                                                                           6%
Cash and Other Net Assets                                                           3%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2006

                                                1 Year       3 Years       5 Years        10 Years
                                                ---------------------------------------------------
LARGE CAP VALUE FUND                            10.47%        12.86%        3.82%           8.66%
Russell 1000(R) Value Index                     12.10         15.70         6.90           10.85

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
Bruce A. Ebel, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Growth Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
The Large Cap Growth Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such large cap stocks (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Growth Index if smaller). The fund seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "growth" approach. Relative to the Large Cap Value Fund, the Large Cap Growth Fund will seek more earnings growth capability in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries.
--------------------------------------------------------------------------------

Growth investors experienced two very different market environments during this short, six-month period ended June 30, 2006. Through early May, the seemingly riskless economic environment coaxed many investors into the stocks of lower quality and higher expectations companies. Once the Federal Reserve made clear its intent to stifle inflation with less regard for the impact this could have on the level of economic activity, risk aversion returned with a vengeance, resulting in large and rapid declines in the prices of these more aggressive stocks.

The Ultra Series Large Cap Growth Fund traced a similar price pattern over this very erratic period. After being up approximately 3% in early May, it declined along with its index to end the period with a modest loss of -1.29%, generally in line with the Russell 1000(R) Growth Index return of -0.93%. Relative to this index, the fund's performance was helped primarily by its greater emphasis on energy stocks, especially Weatherford and Consolidated Energy, both prime beneficiaries of the higher oil prices. Some consumer staples stocks also were good contributors, including personal products company Colgate-Palmolive and warehouse retailer Costco, both of which appealed to investors due to the stability of their earnings growth outlooks. The most troublesome area for the fund during this period was health care where several holdings modestly underperformed and one holding, generic drug maker Teva Pharmaceuticals, declined approximately 25% on an acquisition-related earnings shortfall and growing concerns about competition for generics, including from a large proprietary drug manufacturer.

Looking ahead, the Federal Reserve continues to be a key market bellwether as it responds to the ongoing flow of economic data. We believe we are approaching an inflection point, however, where the current concerns will be validated or proven wrong, and the markets will react accordingly. Our approach in this environment is to maintain exposure to what we consider to be defensive stocks as well as stocks which we believe will perform very well if strong economic growth resumes. This "barbell" approach improves the likelihood that our investors will receive reasonable returns under either scenario.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
10

LARGE CAP GROWTH FUND PERFORMANCE REVIEW

                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                               LARGE CAP GROWTH FUND       RUSSELL 1000(R) INDEX     RUSSELL 1000(R) GROWTH INDEX
                                               ---------------------       ---------------------     ----------------------------
6/96                                                 $ 10,000                     $ 10,000                     $ 10,000

6/97                                                 $ 12,684                     $ 13,226                     $ 13,134

6/98                                                 $ 16,545                     $ 17,214                     $ 17,257

6/99                                                 $ 19,833                     $ 20,988                     $ 21,962

6/00                                                 $ 22,734                     $ 22,929                     $ 27,598

6/01                                                 $ 22,450                     $ 19,500                     $ 17,615

6/02                                                 $ 15,922                     $ 16,012                     $ 12,949

6/03                                                 $ 16,078                     $ 16,166                     $ 13,330

6/04                                                 $ 18,900                     $ 19,314                     $ 15,713

6/05                                                 $ 20,021                     $ 20,846                     $ 15,977

6/06                                                 $ 20,354                     $ 22,738                     $ 16,955

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Consumer Discretionary                                                            9%
Consumer Staples                                                                 10%
Energy                                                                            5%
Financials                                                                        7%
Health Care                                                                      19%
Industrials                                                                      15%
Information Technology                                                           28%
Materials                                                                         1%
Telecommunication Services                                                        2%
Utilities                                                                         1%
Cash and Other Net Assets                                                         3%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2006

                                                1 Year       3 Years       5 Years        10 Years
                                                ---------------------------------------------------
LARGE CAP GROWTH FUND                            1.66%         8.18%        -1.94%          7.37%
Russell 1000(R) Index                            9.08         12.04          3.12           8.56
Russell 1000(R) Growth Index                     6.12          8.35         -0.76           5.42

--------------------------------------------------------------------------------

MID CAP VALUE FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Value Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
Livia S. Asher at MEMBERS Capital Advisors ("MCA") currently manages the majority of the assets of the fund and is responsible for deciding which securities are purchased or sold in the portion of the Mid Cap Value Fund MCA manages. She is supported by a team of sector specialists and analysts. MCA as adviser may use one or more subadvisers with any of the Ultra Series Funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Mid Cap Value Fund, focusing on the smaller-cap portion of the fund. Stephen T. O'Brien, CFA, at Wellington Management is the lead portfolio manager of this portion of the fund. He is assisted by Timothy J. McCormack CFA, and Shaun F. Pedersen.

PRINCIPAL INVESTMENT STRATEGIES
The Mid Cap Value Fund invests primarily in common stocks of midsize and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(TM) Value Index if greater), and will under normal market conditions, maintain at least 80% of its assets in such mid cap securities. However, the fund will not automatically sell a stock just because its market capitalization has changed, and such positions may be increased through additional purchases.
The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. The Mid Cap Value Fund includes smaller, less developed issuers, which may have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies, using profits to expand rather than to pay dividends.
--------------------------------------------------------------------------------

In the very favorable economic environment that prevailed during the first few months of this year, mid- and small-capitalization, value companies' stock returns led all other size and style categories. When the outlook became more clouded in early May, it was the smaller growth companies that fell the hardest in price. So, for the six months through June 30, 2006, mid- and small-cap value stocks were the performance leaders, pushing the Russell Midcap(R) Value Index to a gain of 7.02%.

The Ultra Series Mid Cap Value Fund, with its primary exposure to attractively valued stocks of midsized companies, supplemented by a modest exposure to small-caps, provided a return of 5.99%, somewhat above the long-term average for this market sector. This was fueled by outperformance in information technology, consumer goods and industrials. In the information technology sector, Tellabs and electronic connector-maker Molex each gained approximately 25% on favorable results. The consumer areas saw Hain Celestial, maker and seller of natural foods and personal care products, gain in excess of 20% as it continued to exceed investors' expectations for profitability and growth. Among industrials, major contributors ranged from Manpower, up some 40% as its international operations added significantly to results, to railroad operator CSX, which advanced nearly 30% from very modest valuation levels as rail pricing increases proved to be sustainable. Returns were dampened primarily by financial stocks, including capital markets-related stocks as they reacted to the Federal Reserve's continued increases in interest rates, and insurance-related stocks, which, in spite of greatly improved pricing, were punished as hurricane fears returned.

Although smaller capitalization value stocks have led the markets for some time, we continue to see good buying opportunities in this area of the market, and believe the fund is well positioned to continue to outperform other areas of the market.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser

--------------------------------------------------------------------------------
12

MID CAP VALUE FUND PERFORMANCE REVIEW

                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                            MID CAP VALUE FUND       RUSSELL MIDCAP(R) VALUE INDEX   RUSSELL 2500(TM) VALUE INDEX
                                            ------------------       -----------------------------   ----------------------------
5/99                                             $ 10,000                      $ 10,000                        $ 10,000

6/99                                             $ 10,470                      $ 10,156                        $ 10,559

6/00                                             $ 12,114                      $  9,353                        $ 10,447

6/01                                             $ 15,216                      $ 11,591                        $ 13,075

6/02                                             $ 15,145                      $ 11,814                        $ 13,937

6/03                                             $ 14,398                      $ 11,739                        $ 13,854

6/04                                             $ 18,141                      $ 15,356                        $ 18,552

6/05                                             $ 20,326                      $ 18,704                        $ 21,788

6/06                                             $ 22,977                      $ 21,370                        $ 24,517

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Consumer Discretionary                                                           11%
Consumer Staples                                                                  9%
Energy                                                                            7%
Financials                                                                       28%
Health Care                                                                       4%
Industrials                                                                       9%
Information Technology                                                            8%
Materials                                                                         6%
Telecommunication Services                                                        1%
Utilities                                                                        12%
Cash and Other Net Assets                                                         5%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2006

                                                                                           Since
                                                1 Year       3 Years       5 Years      Inception(2)
                                                ----------------------------------------------------
MID CAP VALUE FUND                              13.04%        16.86%         8.59%          12.31%
Russell Midcap(R) Value Index                   14.25         22.10         13.01           11.17
Russell 2500(TM) Value Index                    12.52         20.96         13.40           13.32

(2) Fund commenced investment operations on May 1, 1999

--------------------------------------------------------------------------------

MID CAP GROWTH FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the Ultra Series funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser of the Mid Cap Growth Fund. Francis J. Boggan, CFA, at Wellington Management is the lead portfolio manager responsible for deciding which securities are purchased or sold in the Mid Cap Growth Fund.

PRINCIPAL INVESTMENT STRATEGIES
The Mid Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of mid-size and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(TM) Growth Index if greater).
Under normal market conditions, the fund will maintain at least 80% of its assets in such mid cap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry-leading companies in niches with strong growth prospects. The fund seeks stocks of such companies at price-earnings valuations approximately equal to the company's expected long-term, sustainable growth rate.
--------------------------------------------------------------------------------

The Ultra Series Mid Cap Growth Fund returned -0.06% during the six-month period ended June 30, 2006, outperforming the custom benchmark(1) of -2.7%. The Russell 3000(R) Growth Index returned -0.32% during the period, while the Russell 2500(TM) Growth Index returned 4.98%.

Favorable stock selection produced positive benchmark-relative results in seven sectors during the six-month period. Stock selection was strongest within the Information Technology and Health Care sectors. Positive relative results were somewhat offset by weak stock selection in Consumer Discretionary and Telecommunication Services. In addition, an overweight position to the weak performing Health Care sector also negatively contributed to performance.

Key individual contributors to relative performance were Network Appliance (Technology Hardware & Equipment), UBS (Diversified Financials) and Countrywide Financial (Banks). Data management firm, Network Appliance, rose in conjunction with strong revenue growth and a broadening product lineup. UBS rose after it reported a strong quarter with solid guidance. Shares of Countrywide Financial continued to benefit from company's strong organic growth in the mortgage financing sector through market share gains.

Positive results were partially offset by Jos A Bank Clothiers (Retailing), DR Horton (Consumer Durables & Apparel), and Medtronic (Health Care & Equipment). Jos A Bank Clothiers declined after the company announced disappointing earnings and lowered its earnings forecast. Homebuilder DR Horton fell as a result of the slowing housing market. Medical device maker Medtronic declined as safety concerns over some ICD (implanted cardiac defibrillator) products clouded the short-term outlook for the industry.

In this environment, we continue to find many high-quality predictable growth companies to include in the fund. As a result of bottom-up investment decisions, we ended the period with an overweight to the Consumer Discretionary and Information Technology sectors relative to the Russell 2500(TM) Growth Index and an underweight to Industrials and Materials. We continue to find companies that we think should be able to deliver improving margins, growing profits, and higher returns on investments.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser

(1) The custom benchmark is composed of the following: the Russell 3000(R) Growth Index for the period 1/1/06 to 4/30/06 and the Russell 2500(TM) Growth Index for the period 5/1/06 to 6/30/06.

--------------------------------------------------------------------------------
14

MID CAP GROWTH FUND PERFORMANCE REVIEW

                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                                                         RUSSELL 2500(TM) GROWTH
                                                MID CAP GROWTH FUND      RUSSELL 3000(R) GROWTH INDEX             INDEX
                                                -------------------      ----------------------------    -----------------------
10/00                                                $ 10,000                      $ 10,000                      $ 10,000

6/01                                                 $  7,081                      $  7,187                      $  8,785

6/02                                                 $  4,941                      $  5,291                      $  6,526

6/03                                                 $  5,375                      $  5,439                      $  6,794

6/04                                                 $  6,834                      $  6,462                      $  8,840

6/05                                                 $  7,013                      $  6,586                      $  9,500

6/06                                                 $  7,691                      $  7,037                      $ 10,888

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Consumer Discretionary                                                            21%
Energy                                                                            11%
Financials                                                                        12%
Health Care                                                                       16%
Industrials                                                                       11%
Information Technology                                                            26%
Telecommunication Services                                                         2%
Cash and Other Net Assets                                                          1%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2006

                                                                                           Since
                                                1 Year       3 Years       5 Years      Inception(2)
                                                ----------------------------------------------------
MID CAP GROWTH FUND                              9.67%        12.68%         1.67%          -4.53%
Russell 3000(R) Growth Index                     6.84          8.96         -0.43           -5.30
Russell 2500(TM) Growth Index                   14.61         17.03          4.39            1.51

(2) Fund commenced investment operations on October 31, 2000.

--------------------------------------------------------------------------------

GLOBAL SECURITIES FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Global Securities Fund seeks capital appreciation.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the Ultra Series funds under a "manager of managers" approach. Oppenheimer Funds, Inc. is currently the only subadviser for the Global Securities Fund. Rajeev Bhaman at OppenheimerFunds is the lead portfolio manager responsible for deciding which securities are purchased or sold in the Global Securities Fund.

PRINCIPAL INVESTMENT STRATEGIES
The fund invests mainly in foreign equity securities and equity securities of companies in the U.S. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the U.S., Western European countries and Japan. The fund normally will invest in at least three countries (one of which may be the U.S.). The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-cap and large-cap companies.

In selecting securities for the fund, the adviser looks primarily for foreign and U.S. companies with high growth potential. The adviser uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The adviser considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing.
--------------------------------------------------------------------------------

The Ultra Series Global Securities Fund generated a positive return of 3.60% for the six-month period ending June 30, 2006, underperformed its benchmark, the MSCI World Index, which returned 6.37% for the same period.

The period was characterized by significant global monetary tightening, as the U.S. and Europe increased interest rates and Japan positioned for possible rate hikes despite 0% inflation. Emerging markets, characteristic producers of commodities, benefited from rising commodity prices; however, liquidity concerns during May and June led to significant declines in their stock prices. Currencies remained relatively stable, with the U.S. dollar appreciating in the market sell-off, though still down for the year against the Euro. Concerns about oil prices still persist, as do worries about the decline of housing prices in the U.S. and their consequent impact on consumption.

In contrast, other global indicators support continued economic growth. Confidence levels in Europe and Japan are fairly high, with consumers and corporations resuming spending after a hiatus of several years. Also, though pockets of weakness are beginning to show, the U.S. consumer continues to drive the current economic expansion.

The oil and gas sector outperformed as a whole, with Husky Energy, Inc., a long-standing Canadian oil and gas holding of the fund, being one of the largest contributors to returns in the first half of 2006. Significant contributions to return were also delivered by Transocean, Inc., a provider of offshore contract drilling services for oil and gas wells; Hyundai Heavy Industries Co. Ltd., the world's leading tanker manufacturer in Korea; and Zee Telefilms Ltd., one of the leading television channels in India.

A number of our larger holdings, including eBay, Inc., Advanced Micro Devices, Inc., and Carnival Corp., which operates Carnival Cruise Lines, had a disappointing half-year as economic concerns, particularly those relating to competition, increased. We believe that results over the coming years will bear out our confidence in the value offered by these stocks as the robustness of their franchises is demonstrated.

We are also finding more opportunities in the U.S., where valuations look attractive compared to international markets. Wal-Mart Stores, Inc., a recent purchase and the world's largest retailer, was available during the period at approximately 15 times forward earnings, the cheapest valuation in its history. Although the market is concerned about the company's labor practices, Wal-Mart still exhibits qualities we seek - ability to grow earnings faster than GDP, efficient use of capital, great franchise, and availability at a reasonable price. We are also finding opportunities in technology, where fears of a slowdown and concerns over previous options issuances have made for excellent long term opportunities in highly cash generative businesses.

--------------------------------------------------------------------------------
16

GLOBAL SECURITIES FUND PERFORMANCE REVIEW

Tightening global monetary policy or other economic risks could derail the current expansion, though that is not our central operating assumption. In the face of economic uncertainty, value is almost always best added by strong stock selection. Accordingly, we continue to seek and invest in strong business franchises worldwide that are attractively priced, and will remain firmly focused on the long-term investment horizon.

MEMBERS Capital Advisors, Inc. - Adviser

Oppenheimer Funds, Inc. - Subadviser

                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)
(LINEGRAPH)

                                                                                             MORGAN STANLEY CAPITAL INTERNATIONAL
                                                               GLOBAL SECURITIES FUND           WORLD INDEX (MSCI WORLD INDEX)
                                                               ----------------------        ------------------------------------
10/00                                                                 $ 10,000                             $ 10,000

6/01                                                                  $  9,237                             $  8,559

6/02                                                                  $  8,311                             $  7,285

6/03                                                                  $  7,790                             $  7,147

6/04                                                                  $ 10,229                             $  8,902

6/05                                                                  $ 11,682                             $  9,845

6/06                                                                  $ 13,841                             $ 11,569

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
(PIE CHART)

Canada                                                                             2%
United States                                                                     36%
Europe (excluding United Kingdom)                                                 22%
Japan                                                                             11%
Latin America                                                                      5%
Pacific Basin                                                                      5%
United Kingdom                                                                    12%
Other Countries                                                                    3%
Cash and Other Net Assets                                                          4%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2006

                                                                                           Since
                                                1 Year       3 Years       5 Years      Inception(2)
                                                ----------------------------------------------------
GLOBAL SECURITIES FUND                          18.48%        21.12%        8.42%           5.91%
MSCI World Index                                17.50         17.41         6.21            2.89

(2) Fund commenced investment operations on October 31, 2000.

--------------------------------------------------------------------------------

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the Ultra Series funds under a "manager of managers" approach. Lazard Asset Management LLC is currently the only subadviser for the International Stock Fund. Lazard manages the fund on team basis. John R. Reinsberg, CFA; Gabrielle
M. Boyle, CFA; Michael A. Bennett, CFA; Michael Powers, CFA; James Donald, CFA; Brian Pessin, CFA; and Michael G. Fry, CFA, are the funds co-primary portfolio managers responsible for deciding which securities are purchased or sold in the International Stock Fund.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts ("ADRs" - receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.
--------------------------------------------------------------------------------

ULTRA SERIES INTERNATIONAL STOCK FUND

The Ultra Series International Stock Fund returned 8.42% during the six-month period ended June 30, 2006, compared to returns of 10.50% for the MSCI EAFE Index, 5.83% for the MSCI EAFE Small Cap Index, and 7.33% for the MSCI Emerging Markets Index. The fund is comprised of a mix of strategies encompassing all the aforementioned markets.

INTERNATIONAL EQUITY

Stock selection in the financials sector benefited performance for the period in addition to stock selection in consumer discretionary. Regionally, stock selection in Japan produced solid gains, as holdings in the consumer, industrial, information technology, and health care sectors rose more than the market. Conversely, stock selection in information technology detracted from performance. Stock selection in telecom services detracted from performance, as the shares of France Telecom declined. Stock selection in utilities also dampened performance, as the Portfolio lacked exposure to some of the European utilities, which rose dramatically on merger news, such as Endessa.

EMERGING MARKETS

Emerging markets equities began 2006 with quite solid returns, rising over 20 percent by the end of April, aided by heightened interest in the asset class. Capital flows into the asset class exceeded last year's total of $20.3 billion, reaching approximately $30 billion. However, beginning in May, emerging markets shares experienced a major correction, as investors became more concerned about inflationary pressures and higher interest rates globally. The MSCI Emerging Markets Index has gained 7.2 percent for the year to date, with Latin American shares performing the best. The portfolio benefited from stock selection and an overweight to Indonesia helped performance, as did a favorable overweight in Brazil. Stock selection within materials and industrials aided returns. The portfolio was hurt by poor stock selection and an underweight to Russia detracted from returns. Poor stock selection within Korea, India, and Brazil also hurt performance, as did an overweight to Egypt and an underweight to China. The portfolio experienced poor stock selection and an overweight to consumer discretionary stocks hurt performance. Stock selection and an underweight to energy also detracted from returns. We continue to eliminate or trim positions where our upside expectations are modest and invest funds into shares that we believe have higher upside potential. A recent sale in the portfolio has been FEMSA (Mexico), which hit its target price.

INTERNATIONAL SMALL CAP

The first half of 2006 was divided into two distinct market environments for the international equity markets. The year started out strongly, as small cap stocks posted solid gains in the first quarter. European small caps led the other regions, but all regions showed healthy gains. The beginning of the second quarter was a continuation of the robust start of the year for international equities,

--------------------------------------------------------------------------------
18

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW

with markets rallying strongly through April. However, a May equity sell-off continued into the beginning of June, as investors' appetites for risk diminished. The areas of the market that had been the strongest through April, such as commodity-related and small-cap stocks, were the most severely impacted. Markets began to recover around the middle of the June, resulting in flat performance for the final month of the quarter. Today, the market is clearly concerned about higher interest rates, tighter labor supplies around the world, and high commodity prices, particularly energy-related commodities. Any changes in these macro factors could have strong impacts on the market. The portfolio witnessed solid performance for the second quarter, outperforming in the declining market environment. By country, stock selection was generally solid, with particularly good performance in Japan and the Netherlands. Good stock selection in the industrial and consumer discretionary sectors, along with an underweight position in information technology, also contributed to positive sector performance. Stock selection in Australia and the materials sector hurt returns.

MEMBERS Capital Advisors, Inc. - Adviser

Lazard Asset Management LLC - Subadviser

                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)
(LINEGRAPH)

                                                                                              MORGAN STANLEY INTERNATIONAL EUROPE
                                                                                              AUSTRALASIA & FAR EAST INDEX (MSCI
                                                               INTERNATIONAL STOCK FUND                   EAFE INDEX)
                                                               ------------------------       -----------------------------------
10/00                                                                  $ 10,000                             $ 10,000

6/01                                                                   $  8,766                             $  8,535

6/02                                                                   $  8,235                             $  7,757

6/03                                                                   $  8,013                             $  7,287

6/04                                                                   $ 10,044                             $  9,681

6/05                                                                   $ 11,770                             $ 11,048

6/06                                                                   $ 14,871                             $ 14,038

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
(PIE CHART)

Africa                                                                             2%
Europe (excluding United Kingdom)                                                 40%
Japan                                                                             22%
Latin America                                                                      4%
Pacific Basin                                                                      8%
United Kingdom                                                                    17%
Other Countries                                                                    3%
Cash and Other Net Assets                                                          4%

               AVERAGE ANNUAL TOTAL RETURN THROUGH JUNE 30, 2006

                                                                                           Since
                                                1 Year       3 Years       5 Years      Inception(2)
                                                ----------------------------------------------------
INTERNATIONAL STOCK FUND                        26.35%        22.89%        11.15%          7.26%
MSCI EAFE Index                                 27.07         24.43         10.44           6.26

(2) Fund commenced investment operations on October 31, 2000.

--------------------------------------------------------------------------------

MONEY MARKET FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
                CORPORATE NOTES AND BONDS - 8.09%
-------------------------------------------------
             FINANCE - 8.09%
$2,025,000   Bank of America Corp.
             7.125%, due
             09/15/06............  $   2,036,990
 5,250,000   Goldman Sachs Group, Inc.,
             Series B (G)
             5.149%, due
             08/01/06............      5,250,302
                                     -----------
                                       7,287,292
                                     -----------
             TOTAL CORPORATE NOTES AND BONDS
             ( Cost
             $7,287,292 )........      7,287,292
                                     -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -  84.56%
-------------------------------------------------
             FEDERAL AGRICULTURAL MORTGAGE CORP.
             (A) - 10.04%
 1,080,000   5.060%, due
             07/06/06............      1,079,241
 4,000,000   4.850%, due
             07/07/06............      3,996,767
 4,000,000   4.995%, due
             08/31/06............      3,966,145
                                     -----------
                                       9,042,153
                                     -----------
             FEDERAL FARM CREDIT BANK - 13.63%
 4,300,000   5.044%, due 07/14/06
             (G).................      4,300,000
 3,000,000   5.150%, due 07/25/06
             (A).................      2,989,700
 4,000,000   4.850%, due 07/26/06
             (A).................      3,986,528
 1,000,000   5.150%, due 07/28/06
             (A).................        996,138
                                     -----------
                                      12,272,366
                                     -----------
             FEDERAL HOME LOAN BANK - 15.21%
 1,500,000   5.080%, due 07/10/06
             (A).................      1,498,095
 2,779,000   4.985%, due 07/12/06
             (A).................      2,774,767
 3,500,000   5.140%, due 07/14/06
             (A).................      3,493,504
 2,955,000   4.940%, due 07/21/06
             (A).................      2,946,890
 2,000,000   4.950%, due 08/18/06
             (A).................      1,986,943
 1,000,000   2.875%, due
             09/15/06............        995,069
                                     -----------
                                      13,695,268
                                     -----------
             FEDERAL HOME LOAN MORTGAGE CORP. -
              17.17%
 2,000,000   4.810%, due 07/11/06
             (A).................      1,997,328
 3,000,000   4.932%, due 07/18/06
             (A).................      2,993,013
 2,000,000   4.940%, due 07/24/06
             (A).................      1,993,688
 2,000,000   4.810%, due 07/31/06
             (A).................      1,991,983
 2,500,000   5.210%, due 08/22/06
             (A).................      2,481,186
 4,000,000   5.370%, due 01/26/07
             (G).................      4,000,000
                                     -----------
                                      15,457,198
                                     -----------

Par Value                          Value (Note 2)
---------                          --------------
           U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                      (CONTINUED)
-------------------------------------------------
             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION - 18.92%
$2,000,000   4.580%, due 07/05/06
             (A).................  $   1,998,982
 3,200,000   5.060%, due 07/05/06
             (A).................      3,198,201
 3,000,000   5.180%, due 07/17/06
             (A).................      2,993,093
 1,276,000   4.830%, due 07/26/06
             (A).................      1,271,720
 4,000,000   5.170%, due 07/27/06
             (A).................      3,985,064
 1,000,000   4.470%, due 10/02/06
             (A).................        988,452
 2,600,000   5.550%, due
             07/16/07............      2,599,937
                                     -----------
                                      17,035,449
                                     -----------
             TENNESSEE VALLEY AUTHORITY
             (A) - 5.70%
 3,400,000   4.980%, due
             07/20/06............      3,391,064
 1,750,000   5.150%, due
             08/03/06............      1,741,739
                                     -----------
                                       5,132,803
                                     -----------
             U.S. TREASURY BILLS (A) - 3.89%
 3,500,000   4.600%, due
             07/06/06............      3,497,764
                                     -----------
             TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS
             ( Cost
             $76,133,001 ).......     76,133,001
                                     -----------
Shares
------
                     INVESTMENT COMPANIES - 7.81%
-------------------------------------------------
 4,209,373   J.P. Morgan Prime
             Money Market Fund...      4,209,373
 2,819,271   SSgA Prime Money
             Market Fund.........      2,819,271
                                     -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost
             $7,028,644 )........      7,028,644
                                     -----------

                      TOTAL INVESTMENTS - 100.46%
-------------------------------------------------
( Cost $90,448,937** )...............  90,448,937

       NET OTHER ASSETS AND LIABILITIES - (0.46)%
-------------------------------------------------
                                        (416,806)

                       TOTAL NET ASSETS - 100.00%
-------------------------------------------------
                                   $  90,032,131
-------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $90,448,937.
 (A) Rate noted represents annualized yield at time of purchase.
 (G) Floating rate note. Date shown is next reset date.



--------------------------------------------------------------------------------
20

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
                             ASSET BACKED - 4.37%
-------------------------------------------------
$   684,469   ABSC Long Beach Home Equity Loan
              Trust,
              Series 2000-LB1,
              Class AF5 (M)
              8.550%, due
              09/21/30...........  $     682,552
  2,100,000   Ameriquest Mortgage Securities,
              Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due
              05/25/34...........      2,017,370
  4,200,000   Citibank Credit Card Issuance
              Trust,
              Series 2004-A1, Class A1
              2.550%, due
              01/20/09...........      4,133,018
  1,531,652   Countrywide Asset-Backed
              Certificates,
              Series 2003-S1, Class A4 (M)
              5.009%, due
              12/25/32...........      1,523,165
  2,000,000   GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1
              3.950%, due
              10/25/33...........      1,930,763
  2,350,463   Green Tree Financial Corp.,
              Series 1998-2, Class A6
              6.810%, due
              12/01/27...........      2,326,800
  3,500,000   New Century Home Equity Loan Trust,
              Series 2003-5, Class AI5
              5.500%, due
              11/25/33...........      3,468,853
  3,640,000   Park Place Securities, Inc.,
              Series 2004-WWF1, Class M10 (G)(M)
              7.823%, due
              12/25/34...........      3,630,330
  2,475,000   Renaissance Home Equity Loan Trust,
              Series 2005-4, Class M9 (M)
              7.000%, due
              02/25/36...........      2,325,727
  1,781,050   Residential Asset Mortgage
              Products, Inc.,
              Series 2003-RS9, Class AI5
              4.990%, due
              03/25/31...........      1,771,574
  1,745,000   Soundview Home Equity Loan Trust,
              Series 2005-B, Class M6 (M)
              6.175%, due
              05/25/35...........      1,720,411
  2,245,000   Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C)(G)
              8.323%, due
              03/25/33...........      2,244,932
                                     -----------
              TOTAL ASSET BACKED
              ( Cost
              $28,012,015 )......     27,775,495

               COMMERCIAL MORTGAGE BACKED - 5.72%
-------------------------------------------------
  2,635,914   Bear Stearns Commercial Mortgage
              Securities,
              Series 2001-TOP4, Class A1
              5.060%, due
              11/15/16...........      2,600,652
  2,800,000   Bear Stearns Commercial Mortgage
              Securities,
              Series 2004-T16, Class A2
              3.700%, due
              02/13/46...........      2,698,483

Par Value                          Value (Note 2)
---------                          --------------
           COMMERCIAL MORTGAGE BACKED (CONTINUED)
-------------------------------------------------
$ 2,800,000   Bear Stearns Commercial Mortgage
              Securities,
              Series 2004-T16, Class A6 (G)
              4.750%, due
              02/13/46...........  $   2,595,815
  1,810,000   Bear Stearns Commercial Mortgage
              Securities,
              Series 2005-T20, Class F (C)(G)
              5.156%, due
              10/12/42...........      1,687,605
  4,200,000   Government National Mortgage
              Association,
              Series 2004-43, Class C (G)
              5.008%, due
              12/16/25...........      4,037,610
  3,000,000   Greenwich Capital Commercial
              Funding Corp.,
              Series 2004-GG1, Class A7 (G)
              5.317%, due
              06/10/36...........      2,897,045
  3,200,000   LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due
              12/15/29...........      2,981,058
  5,550,000   Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due
              04/14/40...........      5,218,707
  7,000,000   Morgan Stanley Capital I,
              Series 2004-T13, Class A3
              4.390%, due
              09/13/45...........      6,528,192
  1,695,000   Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)
              5.880%, due
              11/28/35...........      1,395,991
  3,796,815   Wachovia Bank Commercial Mortgage
              Trust,
              Series 2003-C6, Class A1
              3.364%, due
              08/15/35...........      3,668,835
                                     -----------
              TOTAL COMMERCIAL MORTGAGE BACKED
              ( Cost
              $38,341,477 )......     36,309,993
                                     -----------

            PRIVATE LABEL MORTGAGE BACKED - 1.59%
-------------------------------------------------
  7,110,659   Bank of America Alternative Loan
              Trust,
              Series 2005-12, Class 3CB1
              6.000%, due
              01/25/36...........      7,013,243
  3,140,508   Bank of America Alternative Loan
              Trust,
              Series 2006-3, Class 2CB1
              6.000%, due
              04/25/36...........      3,085,436
                                     -----------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              ( Cost
              $10,200,544 )......     10,098,679
                                     -----------

               CORPORATE NOTES AND BONDS - 25.19%
-------------------------------------------------
              CAPITAL GOODS - 0.55%
  3,500,000   Caterpillar Financial Services
              Corp.,
              Series F
              2.500%, due
              10/03/06...........      3,473,862
                                     -----------



--------------------------------------------------------------------------------
                                                                              21

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
              CONSUMER DISCRETIONARY - 1.65%
$ 2,500,000   American Association of Retired
              Persons (C)
              7.500%, due
              05/01/31...........  $   2,927,008
  2,300,000   Carnival Corp. (D)
              3.750%, due
              11/15/07...........      2,234,682
  4,400,000   Erac USA Finance Co. (C)
              6.700%, due
              06/01/34...........      4,345,783
  1,000,000   Harrah's Operating Co., Inc.
              6.500%, due
              06/01/16...........        974,384
                                     -----------
                                      10,481,857
                                     -----------
              CONSUMER STAPLES - .60%
  1,250,000   Coca-Cola Enterprises, Inc.
              4.375%, due
              09/15/09...........      1,205,828
  2,700,000   Safeway, Inc.
              4.125%, due
              11/01/08...........      2,592,926
                                     -----------
                                       3,798,754
                                     -----------
              ENERGY - 2.46%
  2,000,000   Burlington Resources Finance Co.
              5.700%, due
              03/01/07...........      1,995,148
  3,500,000   ConocoPhillips
              6.650%, due
              07/15/18...........      3,705,149
  2,310,000   Devon Financing Corp. ULC
              7.875%, due
              09/30/31...........      2,637,937
  2,460,000   Hess Corp.
              7.875%, due
              10/01/29...........      2,744,556
  2,000,000   Pemex Project Funding Master Trust
              (O)
              7.375%, due
              12/15/14...........      2,064,000
  2,275,000   Valero Energy Corp.
              7.500%, due
              04/15/32...........      2,469,983
                                     -----------
                                      15,616,773
                                     -----------
              FINANCE - 4.34%
  2,700,000   AIG SunAmerica Global Financing XII
              (C)
              5.300%, due
              05/30/07...........      2,689,335
  2,885,000   American General Finance Corp.
              5.850%, due
              06/01/13...........      2,860,039
  2,500,000   American General Finance Corp.,
              Series H
              4.625%, due
              09/01/10...........      2,393,918
  2,000,000   Bear Stearns Cos., Inc.
              7.800%, due
              08/15/07...........      2,044,800
  2,500,000   CIT Group, Inc.
              7.375%, due
              04/02/07...........      2,531,140
  1,250,000   GE Insurance Solutions Corp.
              7.000%, due
              02/15/26...........      1,315,906
  1,680,000   GE Insurance Solutions Corp.
              7.750%, due
              06/15/30...........      1,906,627
  2,750,000   Goldman Sachs Group, Inc.
              5.700%, due
              09/01/12...........      2,723,298

Par Value                          Value (Note 2)
---------                          --------------
              FINANCE (CONTINUED)
$ 4,250,000   HSBC Finance Corp.
              6.500%, due
              11/15/08...........  $   4,325,106
  2,000,000   U.S. Bank N.A.
              6.300%, due
              02/04/14...........      2,050,650
  2,750,000   Wachovia Corp.
              4.950%, due
              11/01/06...........      2,742,976
                                     -----------
                                      27,583,795
                                     -----------
              HEALTH CARE - 2.64%
  2,600,000   Eli Lilly & Co.
              6.570%, due
              01/01/16...........      2,728,994
  1,740,000   Genentech, Inc.
              5.250%, due
              07/15/35...........      1,502,006
  3,480,000   Merck & Co., Inc.
              6.400%, due
              03/01/28...........      3,467,514
  3,500,000   Quest Diagnostics, Inc.
              5.450%, due
              11/01/15...........      3,318,318
  3,600,000   WellPoint, Inc.
              5.000%, due
              12/15/14...........      3,348,331
  2,370,000   Wyeth
              6.500%, due
              02/01/34...........      2,372,877
                                     -----------
                                      16,738,040
                                     -----------
              INDUSTRIALS - 5.55%
    760,000   Boeing Co.
              8.625%, due
              11/15/31...........        988,049
  1,380,000   Boeing Co.
              6.875%, due
              10/15/43...........      1,484,899
  1,140,000   D.R. Horton, Inc. (O)
              5.250%, due
              02/15/15...........      1,013,214
  4,000,000   DaimlerChrysler N.A. Holding Corp.
              4.750%, due
              01/15/08...........      3,934,596
  3,850,000   Dow Chemical Co.
              5.750%, due
              12/15/08...........      3,859,175
  2,000,000   Ford Motor Credit Co.
              5.800%, due
              01/12/09...........      1,827,136
  3,200,000   General Electric Co.
              5.000%, due
              02/01/13...........      3,065,085
  1,125,000   General Motors Acceptance Corp.
              6.125%, due
              08/28/07...........      1,113,235
  4,750,000   General Motors Acceptance Corp.
              7.250%, due
              03/02/11...........      4,605,163
    800,000   International Paper Co.
              7.875%, due
              08/01/06...........        800,974



--------------------------------------------------------------------------------
22

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
              INDUSTRIALS (CONTINUED)
$ 1,125,000   Pulte Homes, Inc.
              5.200%, due
              02/15/15...........  $   1,003,239
    958,000   Raytheon Co.
              4.500%, due
              11/15/07...........        940,522
  2,465,000   Waste Management, Inc.
              7.125%, due
              12/15/17...........      2,628,910
  2,250,000   Westvaco Corp. (O)
              8.200%, due
              01/15/30...........      2,437,099
  3,000,000   Weyerhaeuser Co.
              6.875%, due
              12/15/33...........      2,821,083
  2,870,000   WM Wrigley Jr. Co.
              4.300%, due
              07/15/10...........      2,731,207
                                     -----------
                                      35,253,586
                                     -----------
              MEDIA - 0.74%
  4,220,000   Comcast Cable Communications
              Holdings, Inc.
              8.375%, due
              03/15/13...........      4,686,901
                                     -----------
              PIPELINE - 0.24%
  1,675,000   KN Energy, Inc.
              7.250%, due
              03/01/28...........      1,514,898
                                     -----------
              REAL ESTATE INVESTMENT TRUSTS -
              0.55%
  2,735,000   EOP Operating L.P.
              4.750%, due
              03/15/14...........      2,480,659
  1,060,000   Simon Property Group L.P.
              5.625%, due
              08/15/14...........      1,027,511
                                     -----------
                                       3,508,170
                                     -----------
              TELECOMMUNICATIONS - 1.29%
  2,400,000   Cisco Systems, Inc.
              5.500%, due
              02/22/16...........      2,304,545
  2,000,000   Telephone & Data Systems, Inc.
              7.000%, due
              08/01/06...........      2,000,828
  2,500,000   Verizon Wireless Capital LLC
              5.375%, due
              12/15/06...........      2,497,245
  1,500,000   Vodafone Group PLC (D)
              5.000%, due
              12/16/13...........      1,386,396
                                     -----------
                                       8,189,014
                                     -----------
              TRANSPORTATION - 1.01%
  2,925,000   Burlington Northern Santa Fe Corp.
              8.125%, due
              04/15/20...........      3,450,073
  1,268,000   Norfolk Southern Corp.
              5.590%, due
              05/17/25...........      1,181,237
  1,400,000   Norfolk Southern Corp.
              7.050%, due
              05/01/37...........      1,529,856
     11,204   Southwest Airlines Co., Series A3
              8.700%, due
              07/01/11...........         12,125

Par Value                          Value (Note 2)
---------                          --------------
              TRANSPORTATION (CONTINUED)
$   263,241   Union Pacific Railroad Co., Series
              1995-A
              6.540%, due
              07/01/15...........  $     269,912
                                     -----------
                                       6,443,203
                                     -----------
              UTILITIES - 3.57%
  3,000,000   Constellation Energy Group, Inc.
              4.550%, due
              06/15/15...........      2,656,620
  2,750,000   Consumers Energy Co.
              5.650%, due
              04/15/20...........      2,560,602
  2,000,000   Energy East Corp.
              8.050%, due
              11/15/10...........      2,150,220
  2,165,000   Ohio Power Co., Series K
              6.000%, due
              06/01/16...........      2,134,885
  2,925,000   Pacific Gas & Electric Co.
              6.050%, due
              03/01/34...........      2,760,659
  2,400,000   Progress Energy, Inc.
              7.750%, due
              03/01/31...........      2,676,989
  1,200,000   Sierra Pacific Power Co. (C)
              6.000%, due
              05/15/16...........      1,140,890
  3,500,000   Southern Power Co., Series B
              6.250%, due
              07/15/12...........      3,527,990
  3,000,000   Wisconsin Electric Power
              6.500%, due
              06/01/28...........      3,088,956
                                     -----------
                                      22,697,811
                                     -----------
              TOTAL CORPORATE NOTES AND BONDS
              ( Cost
              $166,110,663 ).....    159,986,664
                                     -----------

                         MORTGAGE BACKED - 22.35%
-------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE
              CORP. - 4.95%
  5,312,051   5.000%, due 05/01/18
              Pool # E96322......      5,124,846
  5,031,883   Series 2659, Class NJ
              3.000%, due
              10/15/21...........      4,956,772
    164,052   8.000%, due 06/01/30
              Pool # C01005......        173,049
    892,201   7.000%, due 03/01/31
              Pool # C48129......        914,493
    348,527   6.500%, due 03/01/32
              Pool # C65648......        351,804
  5,017,613   5.000%, due 07/01/33
              Pool # A11325......      4,708,536
  1,299,446   6.000%, due 10/01/34
              Pool # A28439......      1,282,009
  1,355,182   6.000%, due 10/01/34
              Pool # A28598......      1,336,997
  8,275,660   5.500%, due 11/01/34
              Pool # A28282......      7,969,678



--------------------------------------------------------------------------------
                                                                              23

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
                      MORTGAGE BACKED (CONTINUED)
-------------------------------------------------
              FEDERAL HOME LOAN
              MORTGAGE CORP. (CONTINUED)
$   726,905   5.000%, due 04/01/35
              Pool # A32314......  $     679,385
  1,648,058   5.000%, due 04/01/35
              Pool # A32315......      1,540,320
  2,009,133   5.000%, due 04/01/35
              Pool # A32316......      1,877,791
    559,996   5.000%, due 04/01/35
              Pool # A32509......        523,387
                                     -----------
                                      31,439,067
                                     -----------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 17.27%
  4,382,908   4.000%, due 04/01/15
              Pool # 255719......      4,098,775
  5,834,601   5.500%, due 04/01/16
              Pool # 745444......      5,745,418
    307,027   6.000%, due 05/01/16
              Pool # 582558......        308,140
  1,341,766   5.500%, due 09/01/17
              Pool # 657335......      1,319,558
  1,998,003   5.500%, due 02/01/18
              Pool # 673194......      1,964,935
  5,369,139   5.000%, due 05/01/20
              Pool # 813965......      5,172,626
  4,665,005   4.500%, due 09/01/20
              Pool # 835465......      4,409,551
    746,561   6.000%, due 05/01/21
              Pool # 253847......        744,100
    240,296   7.000%, due 12/01/29
              Pool # 762813......        246,548
    326,921   7.000%, due 11/01/31
              Pool # 607515......        334,967
    550,409   6.500%, due 03/01/32
              Pool # 631377......        555,267
     11,715   7.000%, due 04/01/32
              Pool # 641518......         12,001
    519,838   7.000%, due 05/01/32
              Pool # 644591......        532,631
  5,039,508   6.500%, due 06/01/32
              Pool # 545691......      5,083,986
  5,817,086   5.500%, due 04/01/33
              Pool # 690206......      5,611,745
  7,440,685   5.000%, due 10/01/33
              Pool # 254903......      6,989,046
  7,921,396   5.500%, due 11/01/33
              Pool # 555880......      7,641,774
    152,786   5.000%, due 05/01/34
              Pool # 782214......        143,276

Par Value                          Value (Note 2)
---------                          --------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
$ 1,923,964   5.000%, due 06/01/34
              Pool # 778891......  $   1,804,210
  7,653,416   5.500%, due 06/01/34
              Pool # 780384......      7,370,641
    183,096   7.000%, due 07/01/34
              Pool # 792636......        187,350
    939,665   5.500%, due 08/01/34
              Pool # 793647......        904,947
  4,456,012   5.500%, due 03/01/35
              Pool # 810075......      4,282,996
  3,722,203   5.500%, due 03/01/35
              Pool # 815976......      3,577,679
  4,199,208   5.500%, due 07/01/35
              Pool # 825283......      4,036,163
  5,740,224   5.000%, due 08/01/35
              Pool # 829670......      5,369,261
  2,433,965   5.500%, due 08/01/35
              Pool # 826872......      2,339,460
  4,517,608   5.000%, due 09/01/35
              Pool # 820347......      4,225,657
  5,021,405   5.000%, due 09/01/35
              Pool # 835699......      4,696,896
  7,974,504   5.000%, due 10/01/35
              Pool # 797669......      7,459,150
  1,134,548   5.500%, due 10/01/35
              Pool # 836912......      1,090,497
  6,053,115   5.000%, due 11/01/35
              Pool # 844809......      5,661,931
  6,146,133   5.000%, due 12/01/35
              Pool # 850561......      5,748,938
                                     -----------
                                     109,670,120
                                     -----------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 0.13%
     93,896   8.000%, due 10/20/15
              Pool # 002995......         99,075
    369,413   6.500%, due 02/20/29
              Pool # 002714......        373,665
    376,701   6.500%, due 04/20/31
              Pool # 003068......        380,510
                                     -----------
                                         853,250
                                     -----------
              TOTAL MORTGAGE BACKED
              ( Cost
              $146,903,845 ).....    141,962,437
                                     -----------



--------------------------------------------------------------------------------
24

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 35.58%
-------------------------------------------------
              FEDERAL FARM CREDIT BANK - 0.64%
$ 4,000,000   5.875%, due
              10/03/16...........  $   4,096,900
                                     -----------
              FEDERAL HOME LOAN
              MORTGAGE CORP. - 2.77%
 10,000,000   5.500%, due
              07/15/06...........      9,999,770
  2,500,000   4.875%, due
              11/15/13...........      2,405,525
  5,500,000   4.500%, due
              01/15/14...........      5,164,973
                                     -----------
                                      17,570,268
                                     -----------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION 1.66%
$ 4,675,000   4.000%, due
              09/02/08...........      4,526,746
  2,400,000   5.250%, due
              08/01/12...........      2,344,951
  3,905,000   4.625%, due
              10/15/14 (O).......      3,679,803
                                     -----------
                                      10,551,500
                                     -----------
              U.S. TREASURY BONDS - 4.12%
 14,825,000   6.250%, due
              05/15/30 (O).......     16,791,625
  9,250,000   5.375%, due
              02/15/31 (O).......      9,409,710
                                     -----------
                                      26,201,335
                                     -----------
              U.S. TREASURY NOTES - 26.39%
  2,750,000   2.875%, due
              11/30/06...........      2,723,358
 19,000,000   3.125%, due
              01/31/07 (O).......     18,764,723
  3,700,000   3.375%, due
              02/28/07 (O).......      3,654,183
 12,000,000   3.625%, due
              04/30/07 (O).......     11,836,872
  2,500,000   4.000%, due
              08/31/07 (O).......      2,464,745
  4,160,000   3.000%, due
              11/15/07 (O).......      4,038,936
 10,000,000   4.625%, due
              03/31/08 (O).......      9,905,470
  6,400,000   4.875%, due
              04/30/08 (O).......      6,365,248
  5,200,000   3.750%, due
              05/15/08 (O).......      5,068,580
  7,740,000   3.000%, due
              02/15/09 (O).......      7,337,280
 12,000,000   2.625%, due
              03/15/09 (O).......     11,250,468
  6,000,000   3.500%, due
              02/15/10 (O).......      5,682,654
 12,625,000   3.875%, due
              05/15/10 (O).......     12,082,024
  8,750,000   3.875%, due
              09/15/10 (O).......      8,349,416
 13,000,000   4.500%, due
              11/15/10 (O).......     12,698,361
 23,100,000   4.875%, due
              02/15/12 (O).......     22,847,332
  1,915,000   4.000%, due
              02/15/14 (O).......      1,779,004
  6,565,000   4.250%, due
              11/15/14 (O).......      6,174,179
  2,750,000   4.000%, due
              02/15/15 (O).......      2,534,081
  2,975,000   4.125%, due
              05/15/15 (O).......      2,762,451
  5,900,000   4.250%, due
              08/15/15 (O).......      5,520,418
  3,945,000   4.500%, due
              11/15/15 (O).......      3,757,612
                                     -----------
                                     167,597,395
                                     -----------
              TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              ( Cost
              $230,600,548 ).....    226,017,398
                                     -----------
Shares                             Value (Note 2)
------                             --------------
                    INVESTMENT COMPANIES - 28.03%
-------------------------------------------------
          3   J.P. Morgan Prime
              Money
              Market Fund........  $           3
 26,320,567   SSgA Prime Money
              Market Fund........     26,320,567
151,749,171   State Street
              Navigator
              Securities
              Lending Portfolio
              (I)................    151,749,171
                                     -----------
              TOTAL INVESTMENT COMPANIES
              ( Cost
              $178,069,741)......    178,069,741
                                     -----------

                      TOTAL INVESTMENTS - 122.83%
-------------------------------------------------
( Cost $798,238,833** ).............  780,220,407

      NET OTHER ASSETS AND LIABILITIES - (22.83)%
-------------------------------------------------
                                    (145,033,480)

                       TOTAL NET ASSETS - 100.00%
-------------------------------------------------
                                   $ 635,186,927
-------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $799,094,070.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.57% of total net assets.
 (G) Floating rate or variable rate note. Rate shown is as of June 30, 2006.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
 (O) All (or portion of security) on loan.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
                                                                              25

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
               CORPORATE NOTES AND BONDS - 93.54%
-------------------------------------------------
             AEROSPACE/DEFENSE - 3.36%
$  440,000   Argo-Tech Corp.
             9.250%, due
             06/01/11............  $     453,200
   500,000   Armor Holdings, Inc.
             (O)
             8.250%, due
             08/15/13............        517,500
   920,000   BE Aerospace, Inc.,
             Series B
             8.875%, due
             05/01/11............        952,200
   548,000   DI Finance/DynCorp
             International,
             Series B
             9.500%, due
             02/15/13............        569,920
   400,000   DRS Technologies, Inc.
             6.875%, due
             11/01/13............        385,000
   500,000   DRS Technologies, Inc.
             7.625%, due
             02/01/18............        497,500
   800,000   K&F Acquisition, Inc.
             7.750%, due
             11/15/14............        788,000
   350,000   L-3 Communications Corp.
             6.125%, due
             01/15/14............        332,500
   300,000   L-3 Communications Corp., Series B
             6.375%, due
             10/15/15............        286,500
                                     -----------
                                       4,782,320
                                     -----------
             APPAREL/TEXTILES - 0.76%
   400,000   Levi Strauss & Co. (G)(O)
             9.740%, due
             04/01/12............        407,000
   335,000   Levi Strauss & Co.
             12.250%, due
             12/15/12............        370,175
   300,000   Warnaco, Inc.
             8.875%, due
             06/15/13............        304,500
                                     -----------
                                       1,081,675
                                     -----------
             AUTO PARTS & EQUIPMENT - 1.18%
   750,000   Goodyear Tire & Rubber Co. (O)
             7.857%, due
             08/15/11............        695,625
 1,000,000   United Components, Inc.
             9.375%, due
             06/15/13............        985,000
                                     -----------
                                       1,680,625
                                     -----------
             AUTOMOTIVE - 0.80%
   700,000   Ford Motor Credit Co.
             6.625%, due
             06/16/08............        666,256
   500,000   General Motors Acceptance Corp. (O)
             6.750%, due
             12/01/14............        464,410
                                     -----------
                                       1,130,666
                                     -----------
             BEVERAGE/FOOD - 2.05%
   500,000   B&G Foods, Inc.
             8.000%, due
             10/01/11............        500,000
   500,000   Del Monte Corp.
             8.625%, due
             12/15/12............        515,000

Par Value                          Value (Note 2)
---------                          --------------
             BEVERAGE/FOOD (CONTINUED)
$  400,000   Del Monte Corp.
             6.750%, due
             02/15/15............  $     371,000
   180,000   Michael Foods, Inc.
             8.000%, due
             11/15/13............        176,850
   400,000   NBTY, Inc.
             7.125%, due
             10/01/15............        376,000
 1,000,000   Pinnacle Foods Holding Corp. (O)
             8.250%, due
             12/01/13............        982,500
                                     -----------
                                       2,921,350
                                     -----------
             BUILDING & CONSTRUCTION - 0.53%
   750,000   Interline Brands, Inc.
             8.125%, due
             06/15/14............        748,125
                                     -----------
             BUILDING MATERIALS - 2.57%
 1,000,000   Goodman Global Holdings, Inc. (O)
             7.875%, due
             12/15/12............        955,000
   300,000   Interface, Inc.
             7.300%, due
             04/01/08............        301,500
   290,000   Interface, Inc. (O)
             10.375%, due
             02/01/10............        317,188
   500,000   Jacuzzi Brands, Inc.
             9.625%, due
             07/01/10............        528,125
   591,000   Nortek, Inc.
             8.500%, due
             09/01/14............        571,792
 1,000,000   U.S. Concrete, Inc. (C)(H)(L)
             8.375%, due
             04/01/14............        982,600
                                     -----------
                                       3,656,205
                                     -----------
             CHEMICALS - 2.01%
   505,000   Equistar Chemicals
             L.P./ Equistar
             Funding Corp.
             10.625%, due
             05/01/11............        542,244
   571,000   Huntsman International LLC (O)
             10.125%, due
             07/01/09............        579,565
   112,000   Lyondell Chemical Co.
             9.500%, due
             12/15/08............        115,080
    80,000   Nalco Co.
             7.750%, due
             11/15/11............         79,800
   600,000   Nalco Co. (O)
             8.875%, due
             11/15/13............        604,500
   244,000   Rhodia S.A. (D)(O)
             10.250%, due
             06/01/10............        260,470
   149,000   Rockwood Specialties Group, Inc.
             10.625%, due
             05/15/11............        159,244
   530,000   Rockwood Specialties Group, Inc.
             7.500%, due
             11/15/14............        519,400
                                     -----------
                                       2,860,303
                                     -----------
             CONSUMER PRODUCTS - 5.05%
   400,000   American Achievement Corp. (O)
             8.250%, due
             04/01/12............        394,000



--------------------------------------------------------------------------------
26

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             CONSUMER PRODUCTS (CONTINUED)
$  600,000   Central Garden and Pet Co.
             9.125%, due
             02/01/13............  $     618,000
   250,000   Chattem, Inc. (O)
             7.000%, due
             03/01/14............        242,500
   500,000   Church & Dwight Co., Inc.
             6.000%, due
             12/15/12............        462,500
   290,000   Da-Lite Screen Co., Inc.
             9.500%, due
             05/15/11............        307,400
   550,000   Elizabeth Arden, Inc.
             7.750%, due
             01/15/14............        540,375
   650,000   Jarden Corp. (O)
             9.750%, due
             05/01/12............        663,000
   800,000   Leslie's Poolmart
             7.750%, due
             02/01/13............        776,000
   600,000   Playtex Products, Inc. (O)
             9.375%, due
             06/01/11............        624,750
   300,000   Samsonite Corp.
             8.875%, due
             06/01/11............        311,250
 1,100,000   Simmons Bedding Co. (O)
             7.875%, due
             01/15/14............      1,028,500
   500,000   Visant Corp.
             7.625%, due
             10/01/12............        485,000
   750,000   Visant Holding Corp. (C)(O)
             8.750%, due
             12/01/13............        723,750
                                     -----------
                                       7,177,025
                                     -----------
             ENVIRONMENTAL - 2.47%
   315,000   Allied Waste North America, Inc.
             7.875%, due
             04/15/13............        315,000
   500,000   Allied Waste North America, Inc.
             (C)(O)
             7.125%, due
             05/15/16............        471,250
   300,000   Allied Waste North America, Inc.,
             Series B
             8.500%, due
             12/01/08............        310,500
   600,000   Casella Waste Systems, Inc.
             9.750%, due
             02/01/13............        630,000
   800,000   Waste Connections, Inc. (C)(O)(P)
             3.750%, due
             04/01/26............        770,000
 1,000,000   WCA Waste Corp. (C)(H)
             9.250%, due
             06/15/14............      1,010,000
                                     -----------
                                       3,506,750
                                     -----------
             FOOD & DRUG RETAILERS - 1.64%
   250,000   Ingles Markets, Inc.
             8.875%, due
             12/01/11............        261,562
 1,100,000   Rite Aid Corp.
             7.125%, due
             01/15/07............      1,097,250
   750,000   Rite Aid Corp. (O)
             9.250%, due
             06/01/13............        720,000

Par Value                          Value (Note 2)
---------                          --------------
             FOOD & DRUG RETAILERS (CONTINUED)
$  250,000   Stater Brothers Holdings
             8.125%, due
             06/15/12............  $     246,875
                                     -----------
                                       2,325,687
                                     -----------
             FORESTRY/PAPER - 2.61%
   500,000   Abitibi-Consolidated Co. of Canada
             (D)(O)
             8.375%, due
             04/01/15............        456,250
   750,000   Abitibi-Consolidated, Inc. (D)(G)(O)
             8.829%, due
             06/15/11............        731,250
   350,000   Boise Cascade LLC, Series B (G)(O)
             7.943%, due
             10/15/12............        348,250
   350,000   Cascades, Inc. (D)
             7.250%, due
             02/15/13............        323,750
   145,000   Catalyst Paper Corp. (D)
             7.375%, due
             03/01/14............        129,775
   600,000   Catalyst Paper Corp., Series D (D)
             8.625%, due
             06/15/11............        585,000
   355,000   JSG Funding PLC (D)
             9.625%, due
             10/01/12............        365,650
   750,000   Smurfit-Stone Container Enterprises,
             Inc.
             9.750%, due
             02/01/11............        770,625
                                     -----------
                                       3,710,550
                                     -----------
             GAMING - 7.77%
   500,000   American Casino & Entertainment
             Properties LLC
             7.850%, due
             02/01/12............        501,250
   500,000   Boyd Gaming Corp.
             8.750%, due
             04/15/12............        523,750
   470,000   Boyd Gaming Corp. (O)
             6.750%, due
             04/15/14............        445,912
   750,000   CCM Merger, Inc. (C)(O)
             8.000%, due
             08/01/13............        708,750
   200,000   Chukchansi Economic Development
             Authority (C)(G)
             8.780%, due
             11/15/12............        204,000
   500,000   Chukchansi Economic Development
             Authority (C)
             8.000%, due
             11/15/13............        503,125
   650,000   Global Cash Access LLC/Global Cash
             Finance Corp.
             8.750%, due
             03/15/12............        684,938
   500,000   Hard Rock Hotel, Inc.
             8.875%, due
             06/01/13............        536,875
   850,000   Herbst Gaming, Inc.
             7.000%, due
             11/15/14............        807,500
   500,000   Isle of Capri Casinos, Inc.
             9.000%, due
             03/15/12............        521,875
   800,000   Isle of Capri Casinos, Inc.
             7.000%, due
             03/01/14............        755,000



--------------------------------------------------------------------------------
                                                                              27

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             GAMING (CONTINUED)
$  900,000   Kerzner International Ltd. (D)
             6.750%, due
             10/01/15............  $     939,375
   255,000   Mandalay Resort Group
             9.375%, due
             02/15/10............        268,388
   545,000   MGM Mirage
             8.375%, due
             02/01/11............        558,625
   250,000   MGM Mirage
             6.625%, due
             07/15/15............        233,125
 1,000,000   MTR Gaming Group, Inc., Series B (O)
             9.750%, due
             04/01/10............      1,056,250
   500,000   Pinnacle Entertainment, Inc.
             8.250%, due
             03/15/12............        501,250
   365,000   Pinnacle Entertainment, Inc. (O)
             8.750%, due
             10/01/13............        380,512
   345,000   Scientific Games Corp.
             6.250%, due
             12/15/12............        322,575
   300,000   Seneca Gaming Corp.
             7.250%, due
             05/01/12............        290,625
   300,000   Seneca Gaming Corp., Series B
             7.250%, due
             05/01/12............        290,625
                                     -----------
                                      11,034,325
                                     -----------
             GENERAL INDUSTRIAL &
             MANUFACTURING - 1.59%
   500,000   Chart Industries, Inc./Pre First
             Reserve Fund X L.P. Merger (C)
             9.125%, due
             10/15/15............        510,000
   700,000   Hexcel Corp.
             6.750%, due
             02/01/15............        654,500
   550,000   Mueller Group, Inc.
             10.000%, due
             05/01/12............        591,250
   500,000   Wesco Distribution, Inc. (C)
             7.500%, due
             10/15/17............        500,000
                                     -----------
                                       2,255,750
                                     -----------
             HEALTH CARE - 5.45%
   500,000   Alderwoods Group,
             Inc.
             7.750%, due
             09/15/12............        527,500
   600,000   Angiotech Pharmaceuticals, Inc.
             (C)(D)
             7.750%, due
             04/01/14............        573,000
   600,000   Carriage Services, Inc.
             7.875%, due
             01/15/15............        585,000
   600,000   DaVita, Inc.
             7.250%, due
             03/15/15............        576,000
   175,000   Extendicare Health Services, Inc.
             6.875%, due
             05/01/14............        182,875
   400,000   Fisher Scientific International,
             Inc.
             6.125%, due
             07/01/15............        385,500
   250,000   Hanger Orthopedic Group, Inc. (C)
             10.250%, due
             06/01/14............        247,500

Par Value                          Value (Note 2)
---------                          --------------
             HEALTH CARE (CONTINUED)
$  300,000   HCA, Inc. (O)
             6.375%, due
             01/15/15............  $     277,965
   300,000   IASIS Healthcare LLC/IASIS Capital
             Corp.
             8.750%, due
             06/15/14............        294,000
   200,000   Omega Healthcare Investors, Inc.
             7.000%, due
             04/01/14............        189,000
   500,000   Psychiatric Solutions, Inc.
             7.750%, due
             07/15/15............        489,375
   500,000   Res-Care, Inc.
             7.750%, due
             10/15/13............        496,250
   500,000   Teva Pharmaceutical Finance LLC,
             Series C (O)(P)
             0.250%, due
             02/01/26............        471,875
   750,000   Triad Hospitals, Inc.
             7.000%, due
             11/15/13............        729,375
 1,000,000   Vanguard Health Holding Co., II LLC
             9.000%, due
             10/01/14............        997,500
   495,000   Warner Chilcott Corp.
             8.750%, due
             02/01/15............        509,850
   250,000   Watson Pharmaceuticals, Inc. (P)
             1.750%, due
             03/15/23............        219,375
                                     -----------
                                       7,751,940
                                     -----------
             HOTELS - 1.21%
   600,000   Gaylord Entertainment Co.
             8.000%, due
             11/15/13............        599,250
   250,000   Host Marriott L.P., Series G
             9.250%, due
             10/01/07............        257,812
   200,000   Host Marriott L.P., Series O
             6.375%, due
             03/15/15............        188,000
   645,000   Starwood Hotels & Resorts Worldwide,
             Inc.
             7.875%, due
             05/01/12............        673,219
                                     -----------
                                       1,718,281
                                     -----------
             LEISURE & ENTERTAINMENT - 1.07%
   700,000   Intrawest Corp. (D)
             7.500%, due
             10/15/13............        696,500
   650,000   Speedway Motorsports, Inc.
             6.750%, due
             06/01/13............        630,500
   192,000   Town Sports International, Inc.
             9.625%, due
             04/15/11............        198,240
                                     -----------
                                       1,525,240
                                     -----------
             MEDIA - BROADCASTING - 2.50%
   754,000   Allbritton Communications Co.
             7.750%, due
             12/15/12............        746,460
   400,000   Gray Television, Inc.
             9.250%, due
             12/15/11............        416,000
   100,000   LIN Television Corp. (O)
             6.500%, due
             05/15/13............         91,250



--------------------------------------------------------------------------------
28

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             MEDIA - BROADCASTING (CONTINUED)
$  550,000   LIN Television Corp., Series B
             6.500%, due
             05/15/13............  $     501,875
   350,000   Radio One, Inc.
             6.375%, due
             02/15/13............        320,250
   400,000   Radio One, Inc., Series B
             8.875%, due
             07/01/11............        414,500
   320,000   Salem Communications Holding Corp.,
             Series B
             9.000%, due
             07/01/11............        334,400
   500,000   Sinclair Broadcast Group, Inc.
             8.000%, due
             03/15/12............        507,500
   250,000   XM Satellite Radio, Inc. (C)(O)
             9.750%, due
             05/01/14............        228,750
                                     -----------
                                       3,560,985
                                     -----------
             MEDIA - CABLE - 5.68%
 1,000,000   Cablevision Systems Corp., Series B
             (G)
             9.620%, due
             04/01/09............      1,060,000
   250,000   Cablevision Systems Corp., Series B
             (O)
             8.000%, due
             04/15/12............        246,562
   750,000   EchoStar Communications Corp. (O)(P)
             5.750%, due
             05/15/08............        735,000
   600,000   Insight Communications Co., Inc. (O)
             12.250%, due
             02/15/11............        634,500
   600,000   Insight Midwest L.P./Insight
             Capital, Inc.
             10.500%, due
             11/01/10............        625,500
 1,000,000   Kabel Deutschland GmbH (C)(D)
             10.625%, due
             07/01/14............      1,055,000
 1,000,000   Lodgenet Entertainment Corp.
             9.500%, due
             06/15/13............      1,065,000
   300,000   Mediacom Broadband LLC
             8.500%, due
             10/15/15............        288,000
 1,000,000   Mediacom LLC/Mediacom Capital Corp.
             (O)
             9.500%, due
             01/15/13............        995,000
 1,000,000   Telenet Group Holding N.V.
             (B)(C)(D)(O)
             0.000%, due
             06/15/14............        847,500
   550,000   Videotron Ltee (D)
             6.875%, due
             01/15/14............        521,125
                                     -----------
                                       8,073,187
                                     -----------
             MEDIA - DIVERSIFIED &
             SERVICES - 4.15%
   500,000   Advanstar Communications, Inc.
             10.750%, due
             08/15/10............        536,250
   750,000   Advanstar
             Communications,
             Inc., Series B
             12.000%, due
             02/15/11............        789,375
   650,000   Hughes Network Systems LLC/HNS
             Finance Corp. (C)
             9.500%, due
             04/15/14............        637,000

Par Value                          Value (Note 2)
---------                          --------------
             MEDIA - DIVERSIFIED & SERVICES
             (CONTINUED)
$  500,000   Intelsat Bermuda, Ltd. (C)(D)(H)
             9.250%, due
             06/15/16............  $     516,250
   500,000   Intelsat Bermuda, Ltd. (C)(D)(H)
             11.250%, due
             06/15/16............        512,500
   400,000   Intelsat Subsidiary Holding Co.,
             Ltd. (G)
             9.614%, due
             01/15/12............        404,000
   210,000   Lamar Media Corp.
             7.250%, due
             01/01/13............        205,275
   500,000   Lamar Media Corp.
             6.625%, due
             08/15/15............        462,500
   500,000   LBI Media, Inc.
             10.125%, due
             07/15/12............        532,500
   300,000   New Skies Satellites N.V. (D)(G)
             10.414%, due
             11/01/11............        309,750
   340,000   PanAmSat Holding Corp. (B)
             0.000%, due
             11/01/14............        251,325
   750,000   Quebecor Media, Inc. (C)(D)
             7.750%, due
             03/15/16............        735,000
                                     -----------
                                       5,891,725
                                     -----------
             METALS AND MINING - 1.18%
   600,000   Alpha Natural
             Resources LLC/ Alpha
             Natural Resources
             Capital Corp.
             10.000%, due
             06/01/12............        642,000
   250,000   Arch Western Finance LLC
             6.750%, due
             07/01/13............        239,375
   510,000   Foundation PA Coal Co.
             7.250%, due
             08/01/14............        497,250
   300,000   Massey Energy Co.
             6.625%, due
             11/15/10............        295,500
                                     -----------
                                       1,674,125
                                     -----------
             NON FOOD & DRUG RETAILERS - 3.53%
   500,000   Affinity Group, Inc.
             9.000%, due
             02/15/12............        497,500
 1,250,000   Autonation, Inc. (C)(G)
             7.045%, due
             04/15/13............      1,243,750
   500,000   Buhrmann U.S., Inc. (O)
             7.875%, due
             03/01/15............        493,750
   750,000   Burlington Coat Factory Warehouse
             Corp. (C)(O)
             11.125%, due
             04/15/14............        727,500
   250,000   GSC Holdings Corp. (G)
             8.865%, due
             10/01/11............        256,875
   400,000   Pantry, Inc.
             7.750%, due
             02/15/14............        396,000
   350,000   Petro Stopping Centers L.P./Petro
             Financial Corp.
             9.000%, due
             02/15/12............        347,375



--------------------------------------------------------------------------------
                                                                              29

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             NON FOOD & DRUG RETAILERS
             (CONTINUED)
$1,000,000   Stripes Acquisition LLC/Susser
             Finance Corp. (C)
             10.625%, due
             12/15/13............  $   1,055,000
                                     -----------
                                       5,017,750
                                     -----------
             OIL & GAS - 4.38%
   470,000   Chesapeake Energy
             Corp.
             6.875%, due
             01/15/16............        444,150
   700,000   Compton Petroleum Finance Corp.
             7.625%, due
             12/01/13............        668,500
   400,000   Comstock Resources, Inc.
             6.875%, due
             03/01/12............        373,500
   350,000   Denbury Resources, Inc.
             7.500%, due
             04/01/13............        350,000
   250,000   Denbury Resources, Inc.
             7.500%, due
             12/15/15............        248,750
   300,000   Encore Acquisition Co.
             6.250%, due
             04/15/14............        276,000
   500,000   Encore Acquisition Co.
             6.000%, due
             07/15/15............        450,000
   750,000   Exco Resources, Inc.
             7.250%, due
             01/15/11............        720,000
   320,000   Hanover Compressor Co.
             9.000%, due
             06/01/14............        334,400
   750,000   Harvest Operations Corp. (D)(O)
             7.875%, due
             10/15/11............        712,500
   500,000   Mariner Energy, Inc. (C)
             7.500%, due
             04/15/13............        481,250
   320,000   Plains Exploration & Production Co.
             (O)
             7.125%, due
             06/15/14............        315,200
   500,000   Range Resources Corp.
             6.375%, due
             03/15/15............        461,250
   400,000   Whiting Petroleum Corp. (O)
             7.250%, due
             05/01/13............        383,000
                                     -----------
                                       6,218,500
                                     -----------
             PACKAGING - 1.75%
   750,000   BWAY Corp.
             10.000%, due
             10/15/10............        787,500
   750,000   Crown Americas LLC and Crown
             Americas Capital Corp. (C)
             7.625%, due
             11/15/13............        736,875
   270,000   Owens-Brockway Glass Container, Inc.
             8.875%, due
             02/15/09............        278,100
   700,000   Silgan Holdings, Inc.
             6.750%, due
             11/15/13............        682,500
                                     -----------
                                       2,484,975
                                     -----------

Par Value                          Value (Note 2)
---------                          --------------
             PRINTING & PUBLISHING - 3.40%
$1,000,000   CBD Media, Inc.
             8.625%, due
             06/01/11............  $     995,000
 1,115,000   Dex Media, Inc. (B)(O)
             0.000%, due
             11/15/13............        939,388
   194,000   Dex Media West
             LLC/Dex Media
             Finance Co., Series
             B
             9.875%, due
             08/15/13............        210,247
 1,000,000   Houghton Mifflin Co.
             9.875%, due
             02/01/13............      1,037,500
   300,000   Morris Publishing Group LLC
             7.000%, due
             08/01/13............        285,000
 1,000,000   RH Donnelley Corp. (C)
             6.875%, due
             01/15/13............        920,000
   400,000   RH Donnelley, Inc.
             10.875%, due
             12/15/12............        439,000
                                     -----------
                                       4,826,135
                                     -----------
             RESTAURANTS - 0.29%
   397,000   Domino's, Inc.
             8.250%, due
             07/01/11............        411,888
                                     -----------
             STEEL - 0.20%
   300,000   Valmont Industries, Inc.
             6.875%, due
             05/01/14............        289,500
                                     -----------
             SUPPORT SERVICES - 6.62%
   500,000   Ahern Rentals, Inc.
             9.250%, due
             08/15/13............        505,000
   300,000   Ashtead Holdings PLC (C)(D)
             8.625%, due
             08/01/15............        303,000
   500,000   Avis Budget Car Rental LLC/Avis
             Budget Finance, Inc. (C)(G)
             7.576%, due
             05/15/14............        498,750
   500,000   Cardtronics, Inc. (C)
             9.500%, due
             08/15/13............        492,500
   750,000   Education Management LLC/Education
             Management Corp. (C)
             10.250%, due
             06/01/16............        746,250
   550,000   H&E Equipment
             Services LLC/
             H&E Finance Corp.
             11.125%, due
             06/15/12............        607,360
 1,000,000   Hertz Corp. (C)
             8.875%, due
             01/01/14............      1,025,000
   500,000   Hertz Corp. (C)(O)
             10.500%, due
             01/01/16............        530,000
   640,000   Iron Mountain, Inc.
             8.625%, due
             04/01/13............        640,000
   140,000   Iron Mountain, Inc. (O)
             7.750%, due
             01/15/15............        133,700
   500,000   Mac-Gray Corp.
             7.625%, due
             08/15/15............        505,000



--------------------------------------------------------------------------------
30

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             SUPPORT SERVICES (CONTINUED)
$1,100,000   NationsRent Cos., Inc.
             9.500%, due
             05/01/15............  $   1,163,250
   400,000   Norcross Safety Products
             LLC/Norcross Capital Corp., Series B
             9.875%, due
             08/15/11............        415,000
   900,000   United Rentals North America, Inc.
             (O)
             7.750%, due
             11/15/13............        855,000
   600,000   Williams Scotsman, Inc.
             8.500%, due
             10/01/15............        592,500
   400,000   Williams Scotsman, Inc. (C)
             8.500%, due
             10/01/15............        395,000
                                     -----------
                                       9,407,310
                                     -----------
             TECHNOLOGY - 3.97%
   500,000   Flextronics International, Ltd.
             (D)(O)(P)
             1.000%, due
             08/01/10............        465,000
   500,000   Flextronics International, Ltd. (D)
             6.500%, due
             05/15/13............        475,000
   350,000   Ikon Office Solutions, Inc. (O)
             7.750%, due
             09/15/15............        346,500
   315,000   Lucent Technologies, Inc. (O)
             5.500%, due
             11/15/08............        307,125
 1,000,000   Lucent Technologies,
             Inc.
             6.450%, due
             03/15/29............        850,000
   750,000   Serena Software, Inc. (C)
             10.375%, due
             03/15/16............        753,750
   500,000   Sungard Data Systems, Inc. (C)
             9.125%, due
             08/15/13............        518,750
   250,000   Sungard Data Systems, Inc. (C)(G)
             9.431%, due
             08/15/13............        261,562
   500,000   Sungard Data Systems, Inc. (C)
             10.250%, due
             08/15/15............        516,875
   600,000   Syniverse Technologies, Inc., Series
             B
             7.750%, due
             08/15/13............        583,500
   400,000   Xerox Capital Trust I
             8.000%, due
             02/01/27............        401,500
   155,000   Xerox Corp.
             7.625%, due
             06/15/13............        156,162
                                     -----------
                                       5,635,724
                                     -----------
             TELECOMMUNICATIONS - 8.26%
   948,000   Alamosa Delaware, Inc. (O)
             12.000%, due
             07/31/09............      1,007,250
 1,150,000   American Cellular Corp., Series B
             10.000%, due
             08/01/11............      1,210,375
   280,000   Centennial Cellular Operating
             Co./Centennial Communications Corp.
             10.125%, due
             06/15/13............        294,700
 1,000,000   Centennial Communications Corp. (G)
             10.740%, due
             01/01/13............      1,020,000

Par Value                          Value (Note 2)
---------                          --------------
             TELECOMMUNICATIONS (CONTINUED)
$  650,000   Centennial Communications
             Corp./Cellular Operating Co.
             LLC/Puerto Rico Operations
             8.125%, due
             02/01/14............  $     625,625
 1,000,000   Cincinnati Bell, Inc. (O)
             8.375%, due
             01/15/14............        985,000
   400,000   Cincinnati Bell, Inc.
             7.000%, due
             02/15/15............        377,000
   280,000   Eircom Funding (D)
             8.250%, due
             08/15/13............        296,800
 1,500,000   Nordic Telephone Co. Holdings ApS
             (C)(D)
             8.875%, due
             05/01/16............      1,541,250
   750,000   Qwest Communications International,
             Inc. (G)
             8.670%, due
             02/15/09............        764,062
   230,000   Qwest Corp.
             7.625%, due
             06/15/15............        227,125
   500,000   Rural Cellular Corp.
             8.250%, due
             03/15/12............        513,125
 1,000,000   Time Warner Telecom Holdings, Inc.
             9.250%, due
             02/15/14............      1,025,000
 1,000,000   UbiquiTel Operating Co.
             9.875%, due
             03/01/11............      1,087,500
   750,000   Windstream Corp. (C)(H)
             8.625%, due
             08/01/16............        766,875
                                     -----------
                                      11,741,687
                                     -----------
             TRANSPORTATION - 0.75%
   500,000   CHC Helicopter Corp. (D)
             7.375%, due
             05/01/14............        480,000
   605,000   Gulfmark Offshore, Inc.
             7.750%, due
             07/15/14............        589,875
                                     -----------
                                       1,069,875
                                     -----------
             UTILITIES - 4.76%
   750,000   Dynegy Holdings, Inc. (C)(O)
             8.375%, due
             05/01/16............        738,750
   950,000   Edison Mission Energy
             7.730%, due
             06/15/09............        959,500
   750,000   Edison Mission Energy (C)
             7.750%, due
             06/15/16............        736,875
   500,000   Ferrellgas Partners L.P./Ferrellgas
             Partners Finance
             8.750%, due
             06/15/12............        507,500
   300,000   Holly Energy Partners L.P.
             6.250%, due
             03/01/15............        274,500
   750,000   Inergy L.P./Inergy Finance Corp.
             6.875%, due
             12/15/14............        697,500
   300,000   Mirant Americas Generation LLC
             8.300%, due
             05/01/11............        296,250
 1,000,000   Mirant North America LLC (C)
             7.375%, due
             12/31/13............        965,000



--------------------------------------------------------------------------------
                                                                              31

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
             UTILITIES (CONTINUED)
$  335,000   NorthWestern Corp.
             5.875%, due
             11/01/14............  $     328,205
   750,000   NRG Energy, Inc.
             7.375%, due
             02/01/16............        731,250
    53,000   Sierra Pacific Resources (O)
             8.625%, due
             03/15/14............         56,145
   500,000   Suburban Propane Partners
             L.P./Suburban Energy Finance Corp.
             (O)
             6.875%, due
             12/15/13............        467,500
                                     -----------
                                       6,758,975
                                     -----------
             TOTAL CORPORATE NOTES AND BONDS
             ( Cost
             $135,532,728 )......    132,929,158
                                     -----------
Shares
------
                         PREFERRED STOCKS - 1.67%
-------------------------------------------------
             AUTO PARTS & EQUIPMENT - 0.72%
    42,195   General Motors Corp.,
             Series A (O)(P).....      1,029,980
                                     -----------
             OIL & GAS - 0.31%
     4,700   Chesapeake Energy
             Corp. (O)(P)........        438,863
                                     -----------
             TELECOMMUNICATIONS - 0.64%
    16,000   Crown Castle
             International Corp.
             (P).................        908,000
                                     -----------
             TOTAL PREFERRED STOCKS
             ( Cost
             $2,189,953 )........      2,376,843
                                     -----------
Par Value
----------
                   CERTIFICATE OF DEPOSIT - 0.77%
-------------------------------------------------
 1,093,928   State Street Eurodollar
             2.800%, due
             07/03/06............      1,093,928
                                     -----------
             TOTAL CERTIFICATE OF DEPOSIT
             ( Cost
             $1,093,928 )........      1,093,928
                                     -----------
Shares
----------
                    INVESTMENT COMPANIES - 23.70%
-------------------------------------------------
 6,366,433   SSgA Prime Money
             Market Fund (N).....      6,366,433
27,303,238   State Street
             Navigator Securities
             Lending Portfolio
             (I).................     27,303,238
                                     -----------
             TOTAL INVESTMENT COMPANIES
             ( Cost
             $33,669,671 ).......     33,669,671
                                     -----------

Shares                             Value (Note 2)
------                             --------------

                      TOTAL INVESTMENTS - 119.68%
-------------------------------------------------
( Cost $172,486,280** )............  $170,069,600

      NET OTHER ASSETS AND LIABILITIES - (19.68)%
-------------------------------------------------
                                   $ (27,960,071)

                       TOTAL NET ASSETS - 100.00%
-------------------------------------------------
                                   $ 142,109,529
-------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $172,495,846.
 (B) Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 9.73% of total net assets.
 (G) Floating rate or variable rate note. Rate shown is as of June 30, 2006.
 (H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (L) Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see note 2).
 (N) Security segregated for forward or when-issued purchase commitments outstanding as of June 30, 2006.
 (O) All (or portion of security) on loan.
 (P) Convertible.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
32

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                             Value (Note 2)
------                             --------------
                           COMMON STOCKS - 57.70%
-------------------------------------------------
              CONSUMER DISCRETIONARY - 4.78%
     91,700   Comcast Corp.*.....  $   3,002,258
    164,200   Home Depot,
              Inc. ..............      5,876,718
     36,700   Lowe's Cos.,
              Inc. ..............      2,226,589
    128,300   McDonald's
              Corp. .............      4,310,880
     70,000   Newell Rubbermaid,
              Inc. ..............      1,808,100
    100,900   Target Corp. ......      4,930,983
    258,500   Time Warner,
              Inc. ..............      4,472,050
     84,750   Viacom, Inc.*......      3,037,440
    173,800   Walt Disney Co. ...      5,214,000
                                       ----------
                                      34,879,018
                                       ----------
              CONSUMER STAPLES - 6.11%
     93,600   Altria Group,
              Inc. ..............      6,873,048
     78,600   Coca-Cola Co. .....      3,381,372
     44,500   Colgate-Palmolive
              Co. ...............      2,665,550
     70,704   CVS Corp. .........      2,170,613
     71,600   General Mills,
              Inc. ..............      3,698,856
     53,200   Kellogg Co. .......      2,576,476
     75,100   PepsiCo, Inc. .....      4,509,004
    165,900   Procter & Gamble
              Co. ...............      9,224,040
    196,900   Wal-Mart Stores,
              Inc. ..............      9,484,673
                                       ----------
                                      44,583,632
                                       ----------
              ENERGY - 6.60%
    123,100   Chevron Corp. .....      7,639,586
    124,900   ConocoPhillips.....      8,184,697
     35,800   Devon Energy
              Corp. .............      2,162,678
     28,800   EOG Resources,
              Inc. ..............      1,996,992
    185,300   Exxon Mobil
              Corp. .............     11,368,155
     54,200   Marathon Oil
              Corp. .............      4,514,860
     51,500   Schlumberger,
              Ltd. ..............      3,353,165
     45,462   Transocean,
              Inc.*..............      3,651,508
     16,600   Valero Energy
              Corp. .............      1,104,232
     84,700   Weatherford
              International,
              Ltd.*..............      4,202,814
                                       ----------
                                      48,178,687
                                       ----------
              FINANCIALS - 11.69%
     62,900   ACE, Ltd. .........      3,182,111
     42,714   Allstate Corp. ....      2,337,737
     90,800   American Express
              Co. ...............      4,832,376
    114,800   American
              International
              Group, Inc. .......      6,778,940
    209,296   Bank of America
              Corp. .............     10,067,138
    311,705   Citigroup, Inc. ...     15,036,649
     33,200   Everest Re Group,
              Ltd. ..............      2,874,124
     71,600   Federal Home Loan
              Mortgage Corp. ....      4,081,916
     49,800   General Growth
              Properties, Inc.,
              REIT...............      2,243,988

Shares                             Value (Note 2)
------                             --------------
              FINANCIALS (CONTINUED)
     17,900   Goldman Sachs
              Group, Inc. .......  $   2,692,697
    161,654   J.P. Morgan Chase &
              Co. ...............      6,789,468
     40,900   Merrill Lynch &
              Co., Inc. .........      2,845,004
     37,200   Morgan Stanley.....      2,351,412
     66,300   National City
              Corp. .............      2,399,397
     43,200   SunTrust Banks,
              Inc. ..............      3,294,432
    115,200   U.S. Bancorp.......      3,557,376
     86,400   UnumProvident
              Corp. .............      1,566,432
     41,100   Wachovia Corp. ....      2,222,688
     91,700   Wells Fargo &
              Co. ...............      6,151,236
                                       ----------
                                      85,305,121
                                       ----------
              HEALTH CARE - 7.73%
    111,800   Abbott
              Laboratories.......      4,875,598
     63,200   Amgen, Inc.*.......      4,122,536
     95,500   Baxter
              International,
              Inc. ..............      3,510,580
     88,000   Bristol-Myers
              Squibb Co. ........      2,275,680
     33,200   Cardinal Health,
              Inc. ..............      2,135,756
     26,200   Cigna Corp. .......      2,580,962
     45,900   Genzyme Corp.*.....      2,802,195
     18,800   Gilead Sciences,
              Inc.*..............      1,112,208
    165,000   Johnson &
              Johnson............      9,886,800
     99,500   Medtronic, Inc. ...      4,668,540
    271,019   Pfizer, Inc. ......      6,360,816
     76,800   Stryker Corp. .....      3,234,048
     68,900   UnitedHealth Group,
              Inc. ..............      3,085,342
    129,000   Wyeth..............      5,728,890
                                       ----------
                                      56,379,951
                                       ----------
              INDUSTRIALS - 6.55%
     16,400   3M Co. ............      1,324,628
     39,300   Burlington Northern
              Santa Fe Corp. ....      3,114,525
     22,000   Caterpillar,
              Inc. ..............      1,638,560
     35,800   FedEx Corp. .......      4,183,588
    531,600   General Electric
              Co. ...............     17,521,536
     94,200   Honeywell
              International,
              Inc. ..............      3,796,260
     97,600   Illinois Tool
              Works, Inc. (O)....      4,636,000
    120,700   United Technologies
              Corp. .............      7,654,794
    109,200   Waste Management,
              Inc. ..............      3,918,096
                                       ----------
                                      47,787,987
                                       ----------
              INFORMATION TECHNOLOGY - 8.67%
     96,900   Adobe Systems,
              Inc.*..............      2,941,884
     90,600   Applied Materials,
              Inc. ..............      1,474,968
     50,600   Automatic Data
              Processing,
              Inc. ..............      2,294,710
    181,200   Cisco Systems,
              Inc.*..............      3,538,836
     94,300   Dell, Inc.*........      2,301,863
     78,600   eBay, Inc.*........      2,302,194
    414,100   EMC Corp./
              Massachusetts*.....      4,542,677



--------------------------------------------------------------------------------
                                                                              33

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                             Value (Note 2)
------                             --------------
                        COMMON STOCKS (CONTINUED)
-------------------------------------------------
              INFORMATION TECHNOLOGY (CONTINUED)
     78,640   First Data
              Corp. .............  $   3,541,945
      4,200   Google, Inc., Class
              A*.................      1,761,186
    108,500   Hewlett-Packard
              Co. ...............      3,437,280
    182,100   Intel Corp. .......      3,450,795
     76,400   International
              Business Machines
              Corp. .............      5,869,048
     70,000   Maxim Integrated
              Products, Inc. ....      2,247,700
    141,900   Micron Technology,
              Inc.*..............      2,137,014
    402,500   Microsoft Corp. ...      9,378,250
    153,700   Motorola, Inc. ....      3,097,055
     24,900   NAVTEQ Corp.*......      1,112,532
     96,100   Oracle Corp.*......      1,392,489
     50,300   Qualcomm, Inc. ....      2,015,521
    107,400   Texas Instruments,
              Inc. ..............      3,253,146
     36,700   Yahoo!, Inc.*......      1,211,100
                                       ----------
                                      63,302,193
                                       ----------
              MATERIALS - 1.85%
     53,600   Dow Chemical
              Co. ...............      2,092,008
     56,300   Inco, Ltd. (O).....      3,710,170
     88,200   Rohm & Haas Co. ...      4,420,584
     53,200   Weyerhaeuser
              Co. ...............      3,311,700
                                       ----------
                                      13,534,462
                                       ----------
              TELECOMMUNICATION SERVICES - 1.68%
    170,200   BellSouth Corp. ...      6,161,240
     32,100   NII Holdings,
              Inc.*..............      1,809,798
    214,800   Sprint Nextel
              Corp. .............      4,293,852
                                       ----------
                                      12,264,890
                                       ----------
              UTILITIES - 2.04%
     44,500   Dominion Resources,
              Inc. ..............      3,328,155
     81,200   Duke Energy
              Corp. .............      2,384,844
     60,200   Exelon Corp. ......      3,421,166
     84,700   FPL Group, Inc. ...      3,504,886
     57,200   PG&E Corp. ........      2,246,816
                                       ----------
                                      14,885,867
                                       ----------
              TOTAL COMMON STOCKS
              ( Cost
              $345,029,384 ).....    421,101,808
                                       ----------
Par Value
---------
                             ASSET BACKED - 1.45%
-------------------------------------------------
$   629,467   ABSC Long Beach Home Equity Loan
              Trust,
              Series 2000-LB1,
              Class AF5 (M)
              8.550%, due
              09/21/30...........        627,705

Par Value                          Value (Note 2)
---------                          --------------
                         ASSET BACKED (CONTINUED)
-------------------------------------------------
$ 1,100,000   Ameriquest Mortgage Securities,
              Inc.,
              Series 2004-FR1,
              Class M2 (M)
              5.207%, due
              05/25/34...........  $   1,056,717
  1,300,000   Citibank Credit Card Issuance
              Trust,
              Series 2004-A1,
              Class A1
              2.550%, due
              01/20/09...........      1,279,267
  1,120,000   GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2,
              Class M1
              3.950%, due
              10/25/33...........      1,081,227
  1,044,341   Green Tree Financial Corp.,
              Series 1998-2,
              Class A6
              6.810%, due
              12/01/27...........      1,033,827
  1,400,000   Park Place Securities, Inc.,
              Series 2004-WWF1,
              Class M10 (G)(M)
              7.823%, due
              12/25/34...........      1,396,281
  1,025,000   Renaissance Home Equity Loan Trust,
              Series 2005-4,
              Class M9 (M)
              7.000%, due
              02/25/36...........        963,180
  1,335,788   Residential Asset Mortgage
              Products, Inc.,
              Series 2003-RS9,
              Class AI5
              4.990%, due
              03/25/31...........      1,328,681
    740,000   Soundview Home Equity Loan Trust,
              Series 2005-B,
              Class M6 (M)
              6.175%, due
              05/25/35...........        729,573
  1,045,000   Wells Fargo Home Equity Trust,
              Series 2004-2,
              Class M8A (C)(G)
              8.323%, due
              03/25/33...........      1,044,968
                                       ----------
              TOTAL ASSET BACKED
              ( Cost
              $10,662,446 )......     10,541,426
                                       ----------

               COMMERCIAL MORTGAGE BACKED - 2.25%
-------------------------------------------------
  1,234,842   Bear Stearns Commercial Mortgage
              Securities,
              Series 2001-TOP4,
              Class A1
              5.060%, due
              11/15/16...........      1,218,324
  1,325,000   Bear Stearns Commercial Mortgage
              Securities,
              Series 2004-T16,
              Class A2
              3.700%, due
              02/13/46...........      1,276,961
  1,325,000   Bear Stearns Commercial Mortgage
              Securities,
              Series 2004-T16,
              Class A6 (G)
              4.750%, due
              02/13/46...........      1,228,377



--------------------------------------------------------------------------------
34

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
           COMMERCIAL MORTGAGE BACKED (CONTINUED)
-------------------------------------------------
$   765,000   Bear Stearns Commercial Mortgage
              Securities,
              Series 2005-T20,
              Class F (C)(G)
              5.156%, due
              10/12/42...........  $     713,270
  2,100,000   Government National Mortgage
              Association,
              Series 2004-43,
              Class C (G)
              5.008%, due
              12/16/25...........      2,018,805
  1,400,000   Greenwich Capital Commercial
              Funding Corp.,
              Series 2004-GG1,
              Class A7 (G)
              5.317%, due
              06/10/36...........      1,351,954
  1,600,000   LB-UBS Commercial Mortgage Trust,
              Series 2004-C8,
              Class A6 (G)
              4.799%, due
              12/15/29...........      1,490,529
  2,600,000   Morgan Stanley Capital I,
              Series 2004-HQ4,
              Class A7
              4.970%, due
              04/14/40...........      2,444,800
  2,500,000   Morgan Stanley Capital I,
              Series 2004-T13,
              Class A3
              4.390%, due
              09/13/45...........      2,331,497
    775,000   Multi Security Asset Trust,
              Series 2005-RR4A,
              Class J (C)
              5.880%, due
              11/28/35...........        638,285
  1,773,894   Wachovia Bank Commercial Mortgage
              Trust,
              Series 2003-C6,
              Class A1
              3.364%, due
              08/15/35...........      1,714,100
                                       ----------
              TOTAL COMMERCIAL MORTGAGE BACKED
              ( Cost
              $17,329,341 )......     16,426,902
                                       ----------

            PRIVATE LABEL MORTGAGE BACKED - 0.84%
-------------------------------------------------
  2,749,455   Bank of America Alternative Loan
              Trust,
              Series 2005-12,
              Class 3CB1
              6.000%, due
              01/25/36...........      2,711,787
  3,486,706   Bank of America Alternative Loan
              Trust,
              Series 2006-3,
              Class 2CB1
              6.000%, due
              04/25/36...........      3,425,563
                                       ----------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              ( Cost
              $6,175,456 ).......      6,137,350
                                       ----------

Par Value                          Value (Note 2)
---------                          --------------
                CORPORATE NOTES AND BONDS - 8.89%
-------------------------------------------------
              CAPITAL GOODS - 0.27%
$ 2,000,000   Caterpillar Financial Services
              Corp.,
              Series F
              2.500%, due
              10/03/06...........  $   1,985,064
                                       ----------
              CONSUMER DISCRETIONARY - 0.77%
  2,000,000   American Association of Retired
              Persons (C)
              7.500%, due
              05/01/31...........      2,341,606
  1,500,000   Carnival Corp. (D)
              3.750%, due
              11/15/07...........      1,457,402
  1,850,000   Erac USA Finance Co. (C)
              6.700%, due
              06/01/34...........      1,827,204
                                       ----------
                                       5,626,212
                                       ----------
              CONSUMER STAPLES - 0.18%
  1,400,000   Safeway, Inc.
              4.125%, due
              11/01/08...........      1,344,480
                                     -----------
              ENERGY - 0.70%
  1,500,000   ConocoPhillips (O)
              6.650%, due
              07/15/18...........      1,587,921
  1,030,000   Devon Financing Corp. ULC
              7.875%, due
              09/30/31...........      1,176,223
  1,150,000   Hess Corp. (O)
              7.875%, due
              10/01/29...........      1,283,024
  1,000,000   Pemex Project Funding Master Trust
              7.375%, due
              12/15/14...........      1,032,000
                                       ----------
                                       5,079,168
                                       ----------
              FINANCE - 1.57%
  1,115,000   American General Finance Corp.
              5.850%, due
              06/01/13...........      1,105,353
  1,500,000   American General Finance Corp.,
              Series H
              4.625%, due
              09/01/10...........      1,436,350
  2,000,000   Bear Stearns Cos., Inc.
              7.800%, due
              08/15/07...........      2,044,800
  1,500,000   CIT Group, Inc.
              7.375%, due
              04/02/07...........      1,518,684
  1,000,000   GE Insurance Solutions Corp. (O)
              7.000%, due
              02/15/26...........      1,052,725
    785,000   GE Insurance Solutions Corp.
              7.750%, due
              06/15/30...........        890,894
  1,350,000   HSBC Finance Corp.
              6.500%, due
              11/15/08...........      1,373,857
  2,000,000   U.S. Bank N.A.
              6.300%, due
              02/04/14...........      2,050,650
                                       ----------
                                      11,473,313
                                       ----------



--------------------------------------------------------------------------------
                                                                              35

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
            CORPORATE NOTES AND BONDS (CONTINUED)
-------------------------------------------------
              HEALTH CARE - 0.95%
$ 1,200,000   Eli Lilly & Co.
              6.570%, due
              01/01/16...........  $   1,259,536
    740,000   Genentech, Inc.
              5.250%, due
              07/15/35...........        638,784
  1,220,000   Merck & Co., Inc. (O)
              6.400%, due
              03/01/28...........      1,215,623
  1,500,000   Quest Diagnostics, Inc.
              5.450%, due
              11/01/15...........      1,422,136
  1,400,000   WellPoint, Inc.
              5.000%, due
              12/15/14...........      1,302,129
  1,100,000   Wyeth
              6.500%, due
              02/01/34...........      1,101,335
                                       ----------
                                       6,939,543
                                       ----------
              INDUSTRIALS - 1.22%
    350,000   Boeing Co.
              8.625%, due
              11/15/31...........        455,023
    620,000   Boeing Co. (O)
              6.875%, due
              10/15/43...........        667,129
    515,000   D.R. Horton, Inc. (O)
              5.250%, due
              02/15/15...........        457,724
  1,000,000   Ford Motor Credit Co.
              5.800%, due
              01/12/09...........        913,568
    575,000   General Motors Acceptance Corp. (O)
              6.125%, due
              08/28/07...........        568,987
  1,950,000   General Motors Acceptance Corp.
              7.250%, due
              03/02/11...........      1,890,540
    525,000   Pulte Homes, Inc. (O)
              5.200%, due
              02/15/15...........        468,178
  1,150,000   Waste Management, Inc.
              7.125%, due
              12/15/17...........      1,226,469
  1,025,000   Westvaco Corp. (O)
              8.200%, due
              01/15/30...........      1,110,234
  1,170,000   WM Wrigley Jr. Co.
              4.300%, due
              07/15/10...........      1,113,419
                                       ----------
                                       8,871,271
                                       ----------
              MEDIA - 0.25%
  1,620,000   Comcast Cable Communications
              Holdings, Inc.
              8.375%, due
              03/15/13...........      1,799,237
                                       ----------
              PIPELINE - 0.10%
    775,000   KN Energy, Inc.
              7.250%, due
              03/01/28...........        700,923
                                       ----------
              REAL ESTATE INVESTMENT TRUSTS -
              0.23%
  1,265,000   EOP Operating L.P.
              4.750%, due
              03/15/14...........      1,147,361

Par Value                          Value (Note 2)
---------                          --------------
              REAL ESTATE INVESTMENT TRUSTS
              (CONTINUED)
$   530,000   Simon Property Group L.P. (O)
              5.625%, due
              08/15/14...........  $     513,756
                                       ----------
                                       1,661,117
                                       ----------
              TELECOMMUNICATIONS - 0.67%
    960,000   Cisco Systems, Inc.
              5.500%, due
              02/22/16...........        921,818
  1,500,000   Telephone & Data Systems, Inc.
              7.000%, due
              08/01/06...........      1,500,621
  2,500,000   Verizon Wireless Capital LLC
              5.375%, due
              12/15/06...........      2,497,245
                                       ----------
                                       4,919,684
                                       ----------
              TRANSPORTATION - 0.50%
  1,365,000   Burlington Northern Santa Fe Corp.
              8.125%, due
              04/15/20...........      1,610,034
    957,000   Norfolk Southern Corp.
              5.590%, due
              05/17/25...........        891,517
  1,050,000   Norfolk Southern Corp.
              7.050%, due
              05/01/37...........      1,147,392
                                       ----------
                                       3,648,943
                                       ----------
              UTILITIES - 1.48%
  1,400,000   Constellation Energy Group, Inc.
              4.550%, due
              06/15/15...........      1,239,756
  1,250,000   Consumers Energy Co.
              5.650%, due
              04/15/20...........      1,163,910
  2,000,000   Energy East Corp.
              8.050%, due
              11/15/10...........      2,150,220
    835,000   Ohio Power Co.,
              Series K (O)
              6.000%, due
              06/01/16...........        823,385
  1,365,000   Pacific Gas & Electric Co.
              6.050%, due
              03/01/34...........      1,288,307
  2,000,000   Progress Energy, Inc. (O)
              7.750%, due
              03/01/31...........      2,230,824
    474,000   Sierra Pacific Power Co. (C)
              6.000%, due
              05/15/16...........        450,652
  1,500,000   Southern Power Co.,
              Series B (O)
              6.250%, due
              07/15/12...........      1,511,996
                                       ----------
                                      10,859,050
                                       ----------
              TOTAL CORPORATE NOTES AND BONDS
              ( Cost
              $66,979,982 )......     64,908,005
                                       ----------



--------------------------------------------------------------------------------
36

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
                          MORTGAGE BACKED - 8.46%
-------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE
              CORP. - 1.20%
$   131,241   8.000%, due 06/01/30
              Pool # C01005......  $     138,439
    471,133   6.500%, due 01/01/32
              Pool # C62333......        475,723
    141,788   6.500%, due 03/01/32
              Pool # C65648......        143,121
  5,017,613   5.000%, due 07/01/33
              Pool # A11325......      4,708,536
    602,641   6.000%, due 10/01/34
              Pool # A28439......        594,554
    628,490   6.000%, due 10/01/34
              Pool # A28598......        620,057
    393,084   5.000%, due 04/01/35
              Pool # A32314......        367,387
    735,931   5.000%, due 04/01/35
              Pool # A32315......        687,821
    690,637   5.000%, due 04/01/35
              Pool # A32316......        645,488
    371,918   5.000%, due 04/01/35
              Pool # A32509......        347,605
                                       ----------
                                       8,728,731
                                       ----------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 7.22%
  2,057,703   4.000%, due 04/01/15
              Pool # 255719......      1,924,308
  2,254,825   5.500%, due 04/01/16
              Pool # 745444......      2,220,360
    562,882   6.000%, due 05/01/16
              Pool # 582558......        564,924
  3,305,096   5.000%, due 12/01/17
              Pool # 672243......      3,190,416
  2,867,831   4.500%, due 09/01/20
              Pool # 835465......      2,710,789
    635,134   6.000%, due 05/01/21
              Pool # 253847......        633,040
    112,532   7.000%, due 12/01/29
              Pool # 762813......        115,460
    326,921   7.000%, due 11/01/31
              Pool # 607515......        334,967
      6,274   7.000%, due 04/01/32
              Pool # 641518......          6,427
    285,788   7.000%, due 05/01/32
              Pool # 644591......        292,821
  1,821,976   6.500%, due 06/01/32
              Pool # 545691......      1,838,057
  1,606,441   6.500%, due 09/01/33
              Pool # 737582......      1,618,511

Par Value                          Value (Note 2)
---------                          --------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
$ 2,213,121   5.500%, due 10/01/33
              Pool # 254904......  $   2,134,999
  7,921,396   5.500%, due 11/01/33
              Pool # 555880......      7,641,774
  5,698,561   5.000%, due 05/01/34
              Pool # 780890......      5,343,863
     87,637   7.000%, due 07/01/34
              Pool # 792636......         89,673
    907,812   5.500%, due 08/01/34
              Pool # 793647......        874,271
  3,611,363   5.500%, due 03/01/35
              Pool # 815976......      3,471,142
  1,745,785   5.500%, due 07/01/35
              Pool # 825283......      1,678,000
  1,068,063   5.500%, due 08/01/35
              Pool # 826872......      1,026,593
  1,846,368   5.000%, due 09/01/35
              Pool # 820347......      1,727,047
  2,101,900   5.000%, due 09/01/35
              Pool # 835699......      1,966,064
  2,498,037   5.000%, due 10/01/35
              Pool # 797669......      2,336,601
  2,479,244   5.500%, due 10/01/35
              Pool # 836912......      2,382,980
  2,571,092   5.000%, due 12/01/35
              Pool # 850561......      2,404,934
  4,362,773   5.500%, due 12/01/35
              Pool # 844583......      4,193,377
                                       ----------
                                      52,721,398
                                       ----------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION - 0.04%
    310,224   6.500%, due
              04/20/31
              Pool # 003068......        313,361
                                       ----------
              TOTAL MORTGAGE BACKED
              ( Cost
              $63,939,181 )......     61,763,490
                                       ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.84%
-------------------------------------------------
              FEDERAL HOME LOAN BANK - 0.95%
  6,975,000   4.250%, due
              04/16/07...........      6,905,682
                                       ----------
              FEDERAL HOME LOAN MORTGAGE
              CORP. - 0.44%
  3,400,000   4.500%, due
              01/15/14...........      3,192,892
                                       ----------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 1.42%
  2,400,000   3.800%, due
              01/18/08 (O).......      2,337,783
  2,250,000   4.000%, due
              09/02/08...........      2,178,648



--------------------------------------------------------------------------------
                                                                              37

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Par Value                          Value (Note 2)
---------                          --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(CONTINUED)
-------------------------------------------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
$   750,000   5.250%, due
              08/01/12...........  $     732,797
  2,400,000   4.625%, due
              10/15/14 (O).......      2,261,594
  2,500,000   6.625%, due
              11/15/30...........      2,831,003
                                       ----------
                                      10,341,825
                                       ----------
              U.S. TREASURY BONDS - 1.24%
  5,375,000   6.250%, due
              05/15/30 (O).......      6,088,026
  2,900,000   5.375%, due
              02/15/31 (O).......      2,950,071
                                       ----------
                                       9,038,097
                                       ----------
              U.S. TREASURY NOTES - 12.79%
  2,775,000   2.875%, due
              11/30/06 (O).......      2,748,116
  8,700,000   3.375%, due
              02/28/07 (O).......      8,592,268
 12,000,000   4.375%, due
              05/15/07 (O).......     11,908,128
  1,125,000   2.750%, due
              08/15/07 (O).......      1,094,502
  1,300,000   4.000%, due
              08/31/07...........      1,281,667
  1,980,000   3.000%, due
              11/15/07 (O).......      1,922,378
  5,250,000   4.625%, due
              02/29/08 (O).......      5,202,214
  8,125,000   4.875%, due
              04/30/08 (O).......      8,080,881
  9,980,000   3.000%, due
              02/15/09 (O).......      9,460,731
    700,000   2.625%, due
              03/15/09 (O).......        656,277
  3,250,000   3.875%, due
              05/15/10 (O).......      3,110,224
    670,000   3.875%, due
              09/15/10 (O).......        639,327
    500,000   4.500%, due
              11/15/10 (O).......        488,399
 11,300,000   4.875%, due
              04/30/11 (O).......     11,184,797
  7,800,000   4.875%, due
              02/15/12 (O).......      7,714,684
  5,500,000   4.000%, due
              11/15/12 (O).......      5,169,571
    310,000   4.000%, due
              02/15/14 (O).......        287,985
  1,830,000   4.125%, due
              05/15/15 (O).......      1,699,256
    925,000   4.250%, due
              08/15/15 (O).......        865,489
    601,000   4.500%, due
              11/15/15 (O).......        572,452
 11,300,000   4.500%, due
              02/15/16 (O).......     10,750,888
                                       ----------
                                      93,430,234
                                       ----------
              TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              ( Cost
              $124,850,806 ).....    122,908,730
                                       ----------
Shares
------
                    INVESTMENT COMPANIES - 16.65%
-------------------------------------------------
          1   Columbia Funds
              Series
              Trust - Columbia
              Cash Reserves......              1
          1   J.P. Morgan Prime
              Money Market
              Fund...............              1
 33,324,528   SSgA Prime Money
              Market Fund........     33,324,528

Shares                             Value (Note 2)
------                             --------------
                 INVESTMENT COMPANIES (CONTINUED)
-------------------------------------------------
 88,174,349   State Street
              Navigator
              Securities Lending
              Portfolio (I)......  $  88,174,349
                                       ----------
              TOTAL INVESTMENT COMPANIES
              ( Cost
              $121,498,879 ).....    121,498,879
                                       ----------

                      TOTAL INVESTMENTS - 113.08%
-------------------------------------------------
              ( Cost
              $756,465,475** )...    825,286,590

      NET OTHER ASSETS AND LIABILITIES - (13.08)%
-------------------------------------------------
                                     (95,442,353)

                       TOTAL NET ASSETS - 100.00%
-------------------------------------------------
                                   $ 729,844,237
-------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $758,009,180.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.20% of total net assets.
 (G) Floating rate note or variable rate note. Rate shown is as of June 30, 2006.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
 (O) All (or portion of security) on loan.
REIT Real Estate Investment Trust.



--------------------------------------------------------------------------------
38

                See accompanying Notes to Financial Statements.

LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                         COMMON STOCKS - 96.98%
-----------------------------------------------
             CONSUMER DISCRETIONARY - 7.27%
   242,600   CBS Corp. ........  $    6,562,330
   275,295   Comcast Corp.
             (O)*..............       9,013,158
   104,800   Federated
             Department Stores,
             Inc. .............       3,835,680
   227,400   Home Depot,
             Inc. .............       8,138,646
    54,200   J.C. Penney Co.,
             Inc. .............       3,659,042
   578,400   McDonald's
             Corp. ............      19,434,240
   233,400   Newell Rubbermaid,
             Inc. .............       6,028,722
   163,800   News Corp. .......       3,149,251
   753,200   Time Warner,
             Inc. .............      13,030,360
   619,600   Walt Disney
             Co. ..............      18,588,000
                                   ------------
                                     91,439,429
                                   ------------
             CONSUMER STAPLES - 7.56%
   259,900   Altria Group,
             Inc. .............      19,084,457
   130,400   Archer-Daniels-Midland
             Co. ..............       5,382,912
    52,400   Clorox Co. .......       3,194,828
   158,700   Coca-Cola Co. ....       6,827,274
    53,900   Colgate-Palmolive
             Co. ..............       3,228,610
   173,000   General Mills,
             Inc. .............       8,937,180
   141,800   Kellogg Co. ......       6,867,374
    73,200   Kimberly-Clark
             Corp. ............       4,516,440
   519,200   Procter & Gamble
             Co. ..............      28,867,520
    96,600   Sara Lee Corp. ...       1,547,532
   136,000   Wal-Mart Stores,
             Inc. .............       6,551,120
                                   ------------
                                     95,005,247
                                   ------------
             ENERGY - 15.57%
   177,000   Apache Corp. .....      12,080,250
   195,600   Cameron
             International
             Corp.*............       9,343,812
   518,646   Chevron Corp. ....      32,187,171
   506,200   ConocoPhillips....      33,171,286
   242,400   Devon Energy
             Corp. ............      14,643,384
    45,300   EOG Resources,
             Inc. .............       3,144,196
   873,400   Exxon Mobil
             Corp. ............      53,583,090
   223,700   Marathon Oil
             Corp. ............      18,634,210
   125,446   Transocean,
             Inc.*.............      10,075,823
   132,000   Valero Energy
             Corp. ............       8,780,640
                                   ------------
                                    195,643,862
                                   ------------
             FINANCIALS - 32.85%
   352,626   Allstate Corp. ...      19,299,221
   473,200   American
             International
             Group, Inc. ......      27,942,460
   188,200   AmSouth Bancorp...       4,977,890
   959,342   Bank of America
             Corp. ............      46,144,350
    35,400   Bear Stearns Cos.,
             Inc. .............       4,958,832
 1,116,014   Citigroup,
             Inc. .............      53,836,515
    79,000   Compass
             Bancshares,
             Inc. .............       4,413,379
   162,200   Equity
             Residential,
             REIT..............       7,255,206

Shares                           Value (Note 2)
------                           --------------
             FINANCIALS (CONTINUED)
   189,500   Federal Home Loan
             Mortgage Corp. ...  $   10,803,395
   148,900   General Growth
             Properties, Inc.,
             REIT..............       6,709,434
    49,400   Goldman Sachs
             Group, Inc. ......       7,431,242
   819,388   J.P. Morgan Chase
             & Co. ............      34,414,296
   154,600   Lehman Brothers
             Holdings, Inc. ...      10,072,190
    96,100   Marshall & Ilsley
             Corp. ............       4,412,749
   164,300   Merrill Lynch &
             Co., Inc. ........      11,428,708
   258,300   Morgan Stanley....      16,327,143
   345,900   National City
             Corp. ............      12,518,121
   194,400   Prudential
             Financial,
             Inc. .............      15,104,880
   138,900   RenaissanceRe
             Holdings, Ltd. ...       6,731,094
    32,000   SL Green Realty
             Corp., REIT.......       3,503,040
   146,400   St. Paul Travelers
             Cos., Inc. .......       6,526,512
   148,400   SunTrust Banks,
             Inc. .............      11,316,984
   471,900   U.S. Bancorp......      14,572,272
   247,600   UnumProvident
             Corp. ............       4,488,988
    78,400   Vornado Realty
             Trust, REIT.......       7,647,920
   458,300   Wachovia Corp. ...      24,784,864
    99,400   Washington Mutual,
             Inc. (O)..........       4,530,652
   459,300   Wells Fargo &
             Co. ..............      30,809,844
                                   ------------
                                    412,962,181
                                   ------------
             HEALTH CARE - 7.07%
   161,400   Abbott
             Laboratories......       7,038,654
    43,600   Amgen, Inc.*......       2,844,028
   204,400   Bristol-Myers
             Squibb Co. .......       5,285,784
    24,000   Cigna Corp. ......       2,364,240
   138,300   Community Health
             Systems, Inc.
             (O)*..............       5,082,525
    63,000   Invitrogen Corp.
             (O)*..............       4,162,410
   102,400   Johnson &
             Johnson...........       6,135,808
   186,000   Merck & Co.,
             Inc. .............       6,775,980
 1,444,600   Pfizer, Inc. .....      33,904,762
   112,400   Watson
             Pharmaceuticals,
             Inc.*.............       2,616,672
    86,100   WellPoint,
             Inc.*.............       6,265,497
   144,300   Wyeth.............       6,408,363
                                   ------------
                                     88,884,723
                                   ------------
             INDUSTRIALS - 7.18%
   107,300   Burlington
             Northern Santa Fe
             Corp. ............       8,503,525
    50,100   CSX Corp. ........       3,529,044
    47,100   Deere & Co. ......       3,932,379
    82,600   Emerson Electric
             Co. ..............       6,922,706



--------------------------------------------------------------------------------
                                                                              39

                See accompanying Notes to Financial Statements.

LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             INDUSTRIALS (CONTINUED)
    76,500   General Dynamics
             Corp. ............  $    5,007,690
 1,065,900   General Electric
             Co. ..............      35,132,064
   156,800   Honeywell
             International,
             Inc. .............       6,319,040
   146,500   Masco Corp. ......       4,342,260
    69,900   Textron, Inc. ....       6,443,382
   100,600   United
             Technologies
             Corp. ............       6,380,052
   105,000   Waste Management,
             Inc. .............       3,767,400
                                   ------------
                                     90,279,542
                                   ------------
             INFORMATION TECHNOLOGY - 4.57%
   143,800   Adobe Systems,
             Inc.*.............       4,365,768
   110,100   Automatic Data
             Processing,
             Inc. .............       4,993,035
   153,100   Computer Sciences
             Corp.*............       7,416,164
    98,401   Freescale
             Semiconductor,
             Inc., Class B*....       2,892,989
   295,535   Hewlett-Packard
             Co. ..............       9,362,549
   129,600   Intel Corp. ......       2,455,920
   138,900   International
             Business Machines
             Corp. ............      10,670,298
   117,200   Maxim Integrated
             Products, Inc. ...       3,763,292
   238,800   Microsoft
             Corp. ............       5,564,040
   297,900   Motorola, Inc. ...       6,002,685
                                   ------------
                                     57,486,740
                                   ------------
             MATERIALS - 4.20%
    92,500   Air Products &
             Chemicals,
             Inc. .............       5,912,600
   232,200   Alcoa, Inc. ......       7,513,992
   193,700   Dow Chemical
             Co. ..............       7,560,111
    63,200   E.I. Du Pont de
             Nemours & Co. ....       2,629,120
    68,800   Inco, Ltd. .......       4,533,920
    70,200   Nucor Corp. ......       3,808,350
    48,800   Phelps Dodge
             Corp. ............       4,009,408
   103,800   PPG Industries,
             Inc. .............       6,850,800
   159,400   Weyerhaeuser
             Co. ..............       9,922,650
                                   ------------
                                     52,740,951
                                   ------------
             TELECOMMUNICATION SERVICES - 5.08%
   152,200   Alltel Corp. .....       9,714,926
   400,000   AT&T, Inc. .......      11,156,000
   485,500   BellSouth
             Corp. ............      17,575,100
   446,800   Sprint Nextel
             Corp. ............       8,931,532
   490,035   Verizon
             Communications,
             Inc. .............      16,411,272
                                   ------------
                                     63,788,830
                                   ------------

Shares                           Value (Note 2)
------                           --------------
             UTILITIES - 5.63%
    83,600   Dominion
             Resources, Inc. ..  $    6,252,444
   308,700   Duke Energy Corp.
             (O)...............       9,066,519
   141,100   Edison
             International.....       5,502,900
    86,700   Entergy Corp. ....       6,134,025
   204,200   Exelon Corp. .....      11,604,686
   122,300   FirstEnergy
             Corp. ............       6,629,883
   230,800   FPL Group,
             Inc. .............       9,550,504
   257,900   PG&E Corp. .......      10,130,312
   184,200   Southern Co. .....       5,903,610
                                   ------------
                                     70,774,883
                                   ------------
             TOTAL COMMON STOCKS
             ( Cost
             $1,001,963,394 )...  1,219,006,388
                                   ------------

                   INVESTMENT COMPANIES - 5.45%
-----------------------------------------------
         1   Columbia Funds Series Trust -
             Columbia Cash
             Reserves..........               1
   216,757   iShares Russell
             1000 Value Index
             Fund..............      15,849,272
    93,900   iShares Russell
             Midcap Value Index
             Fund..............      12,410,763
         2   J.P. Morgan Prime
             Money Market
             Fund..............               2
14,315,744   SSgA Prime Money
             Market Fund.......      14,315,744
25,977,742   State Street
             Navigator
             Securities Lending
             Portfolio (I).....      25,977,742
                                   ------------
             TOTAL INVESTMENT COMPANIES
             ( Cost
             $68,465,825 ).....      68,553,524
                                   ------------

                    TOTAL INVESTMENTS - 102.43%
-----------------------------------------------
( Cost $1,070,429,219** ).......  1,287,559,912

     NET OTHER ASSETS AND LIABILITIES - (2.43)%
-----------------------------------------------
                                    (30,599,553)

                     TOTAL NET ASSETS - 100.00%
-----------------------------------------------
                                 $1,256,960,359
-----------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $1,070,731,930.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 REITReal Estate Investment Trust.



--------------------------------------------------------------------------------
40

                See accompanying Notes to Financial Statements.

LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                                         Value (Note 2)
------                                         --------------
                                       COMMON STOCKS - 96.48%
-------------------------------------------------------------
              CONSUMER DISCRETIONARY - 9.14%
    156,900   Bed Bath & Beyond, Inc.*.......  $   5,204,373
     62,300   Best Buy Co., Inc. ............      3,416,532
    166,100   Cheesecake Factory (O)*........      4,476,395
    142,200   Comcast Corp.*.................      4,655,628
     39,100   Harley-Davidson, Inc. .........      2,146,199
    127,300   Home Depot, Inc. ..............      4,556,067
    145,500   Kohl's Corp.*..................      8,601,960
     64,700   Lowe's Cos., Inc. .............      3,925,349
    166,400   News Corp. ....................      3,191,552
    103,100   Starbucks Corp.*...............      3,893,056
     66,100   Target Corp. ..................      3,230,307
     96,650   Viacom, Inc.*..................      3,463,936
     81,900   Walt Disney Co. ...............      2,457,000
     93,100   XM Satellite Radio Holdings,
              Inc., Class A (O)*.............      1,363,915
    105,600   Yum! Brands, Inc. .............      5,308,512
                                                 -----------
                                                  59,890,781
                                                 -----------
              CONSUMER STAPLES - 10.26%
     23,200   Altria Group, Inc. ............      1,703,576
     92,500   Coca-Cola Co. .................      3,979,350
    270,500   Colgate-Palmolive Co. .........     16,202,950
    155,000   Costco Wholesale Corp. ........      8,855,150
    148,400   CVS Corp. .....................      4,555,880
    228,100   PepsiCo, Inc. .................     13,695,124
     56,000   Procter & Gamble Co. ..........      3,113,600
     69,700   Walgreen Co. ..................      3,125,348
    248,600   Wal-Mart Stores, Inc. .........     11,975,062
                                                 -----------
                                                  67,206,040
                                                 -----------
              ENERGY - 5.30%
    148,300   Consol Energy, Inc. ...........      6,928,576
     95,300   Denbury Resources, Inc.*.......      3,018,151
     39,200   ENSCO International, Inc. .....      1,803,984
     24,600   EOG Resources, Inc. ...........      1,705,764
     38,100   Exxon Mobil Corp. .............      2,337,435
      8,597   Hugoton Royalty Trust (O)......        255,331
     41,000   Marathon Oil Corp. ............      3,415,300
     46,600   Noble Corp. ...................      3,467,972
    131,800   Weatherford International,
              Ltd.*..........................      6,539,916
    119,433   XTO Energy, Inc. ..............      5,287,299
                                                 -----------
                                                  34,759,728
                                                 -----------
              FINANCIALS - 6.61%
    178,700   ACE, Ltd. .....................      9,040,433
     40,500   Aflac, Inc. ...................      1,877,175
    173,300   American Express Co. ..........      9,223,026

Shares                                         Value (Note 2)
------                                         --------------
              FINANCIALS (CONTINUED)
     49,200   American International Group,
              Inc. ..........................  $   2,905,260
     11,000   Cbot Holdings, Inc., Class
              A*.............................      1,315,490
      7,200   Chicago Mercantile Exchange
              Holdings, Inc. ................      3,536,280
     98,200   Citigroup, Inc. ...............      4,737,168
     24,000   Goldman Sachs Group, Inc. .....      3,610,320
     54,600   Mellon Financial Corp. ........      1,879,878
     28,100   Merrill Lynch & Co., Inc. .....      1,954,636
     48,100   Wells Fargo & Co. .............      3,226,548
                                                 -----------
                                                  43,306,214
                                                 -----------
              HEALTH CARE - 18.66%
     41,000   Abbott Laboratories............      1,788,010
    201,700   Amgen, Inc.*...................     13,156,891
     74,200   Biogen Idec, Inc.*.............      3,437,686
     33,100   Cerner Corp. (O)*..............      1,228,341
     59,800   Covance, Inc. (O)*.............      3,660,956
    157,700   Eli Lilly & Co. ...............      8,716,079
     56,300   Genentech, Inc.*...............      4,605,340
     61,000   Gen-Probe, Inc. (O)*...........      3,292,780
    135,500   Genzyme Corp.*.................      8,272,275
     45,400   Gilead Sciences, Inc.*.........      2,685,864
    117,900   Invitrogen Corp. (O)*..........      7,789,653
    255,900   Johnson & Johnson..............     15,333,528
    106,500   Medtronic, Inc. ...............      4,996,980
     71,800   Merck & Co., Inc. .............      2,615,674
    107,800   Pharmaceutical Product
              Development, Inc. .............      3,785,936
     63,500   St. Jude Medical, Inc.*........      2,058,670
    224,100   Stryker Corp. (O)..............      9,436,851
    279,429   Teva Pharmaceutical Industries
              Ltd., ADR......................      8,827,162
    173,000   UnitedHealth Group, Inc. ......      7,746,940
     37,100   WellPoint, Inc.*...............      2,699,767
    138,600   Wyeth..........................      6,155,226
                                                 -----------
                                                 122,290,609
                                                 -----------
              INDUSTRIALS - 14.63%
     68,500   Boeing Co. ....................      5,610,835
     44,800   Caterpillar, Inc. .............      3,336,704
     64,800   CSX Corp. .....................      4,564,512
     37,000   Danaher Corp. .................      2,379,840
     56,400   FedEx Corp. ...................      6,590,904
  1,034,500   General Electric Co. ..........     34,097,120
     39,500   Honeywell International,
              Inc. ..........................      1,588,820
    166,000   Illinois Tool Works, Inc. .....      7,885,000
    117,900   Ingersoll-Rand Co., Ltd., Class
              A..............................      5,043,762
     70,700   Stericycle, Inc. (O)*..........      4,602,570



--------------------------------------------------------------------------------
                                                                              41

                See accompanying Notes to Financial Statements.

LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                                         Value (Note 2)
------                                         --------------
                                    COMMON STOCKS (CONTINUED)
-------------------------------------------------------------
              INDUSTRIALS (CONTINUED)
     37,900   Trinity Industries, Inc. (O)...  $   1,531,160
     41,900   United Parcel Service, Inc. ...      3,449,627
    146,500   United Technologies Corp. .....      9,291,030
    163,800   Waste Management, Inc. ........      5,877,144
                                                 -----------
                                                  95,849,028
                                                 -----------
              INFORMATION TECHNOLOGY - 27.72%
     43,700   Adobe Systems, Inc.*...........      1,326,732
     88,700   Amdocs, Ltd.*..................      3,246,420
     57,200   Apple Computer, Inc.*..........      3,267,264
  1,077,800   Cisco Systems, Inc.*...........     21,049,434
    148,700   Citrix Systems, Inc. (O)*......      5,968,818
    157,800   Corning, Inc.*.................      3,817,182
    373,700   Dell, Inc.*....................      9,122,017
    302,600   eBay, Inc.*....................      8,863,154
    739,300   EMC Corp./Massachusetts*.......      8,110,121
     77,200   First Data Corp. ..............      3,477,088
     21,700   Google, Inc., Class A*.........      9,099,461
     99,300   Hewlett-Packard Co. ...........      3,170,550
    634,900   Intel Corp. ...................     12,031,355
     83,700   International Business Machines
              Corp. .........................      6,429,834
     64,400   Kla-Tencor Corp. ..............      2,677,108
    129,300   Maxim Integrated Products,
              Inc. ..........................      4,151,823
    206,100   Micron Technology, Inc.*.......      3,103,866
  1,180,500   Microsoft Corp. ...............     27,505,650
    263,300   Motorola, Inc. ................      5,305,495
    134,200   NAVTEQ Corp. (O)*..............      5,996,056
    457,500   Nokia OYJ, ADR.................      9,268,950
    195,700   Oracle Corp.*..................      2,835,693
    160,000   Qualcomm, Inc. ................      6,411,200
    171,600   Texas Instruments, Inc. .......      5,197,764
    156,100   VeriSign, Inc. (O)*............      3,616,837
    199,600   Yahoo!, Inc.*..................      6,586,800
                                                 -----------
                                                 181,636,672
                                                 -----------
              MATERIALS - 1.26%
     70,000   E.I. Du Pont de Nemours &
              Co. ...........................      2,912,000
     39,900   Monsanto Co. ..................      3,359,181
     38,100   Newmont Mining Corp. ..........      2,016,633
                                                 -----------
                                                   8,287,814
                                                 -----------

Shares                                         Value (Note 2)
------                                         --------------
              TELECOMMUNICATION SERVICES - 2.17%
    286,200   NeuStar, Inc. (O)*.............  $   9,659,250
     27,300   NII Holdings, Inc.*............      1,539,174
    149,700   Sprint Nextel Corp. ...........      2,992,503
                                                 -----------
                                                  14,190,927
                                                 -----------
              UTILITIES - 0.73%
     89,200   AES Corp.*.....................      1,645,740
     55,000   Exelon Corp. ..................      3,125,650
                                                 -----------
                                                   4,771,390
                                                 -----------
              TOTAL COMMON STOCKS
              ( Cost $613,702,491 )..........    632,189,203
                                                 -----------

                                 INVESTMENT COMPANIES - 9.62%
-------------------------------------------------------------
     56,800   Industrial Select Sector SPDR
              Fund (O).......................      1,919,840
    285,200   iShares Russell 1000 Growth
              Index Fund (O).................     14,425,416
          1   J.P. Morgan Prime Money Market
              Fund...........................              1
     99,800   Nasdaq-100 Index Tracking Stock
              (O)............................      3,868,248
  6,643,991   SSgA Prime Money Market Fund...      6,643,991
 36,201,103   State Street Navigator
              Securities Lending Portfolio
              (I)............................     36,201,103
                                                 -----------
              TOTAL INVESTMENT COMPANIES
              ( Cost $63,158,660 )...........     63,058,599
                                                 -----------

                                  TOTAL INVESTMENTS - 106.10%
-------------------------------------------------------------
( Cost $676,861,151** ).........................  695,247,802

                   NET OTHER ASSETS AND LIABILITIES - (6.10)%
-------------------------------------------------------------
                                                 (39,975,907)

                                   TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------
                                               $ 655,271,895
-------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $677,647,070.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 ADR American Depository Receipt.



--------------------------------------------------------------------------------
42

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                         COMMON STOCKS - 95.08%
-----------------------------------------------
             CONSUMER DISCRETIONARY - 11.15%
    26,200   Advo, Inc. .......  $      644,782
    33,200   AnnTaylor Stores
             Corp.*............       1,440,216
    11,900   Autoliv, Inc. ....         673,183
    20,100   Cato Corp., Class
             A (O).............         519,585
     7,950   CEC Entertainment,
             Inc.*.............         255,354
    34,100   Darden
             Restaurants,
             Inc. .............       1,343,540
    22,500   Eastman Kodak
             Co. ..............         535,050
    35,780   Federated
             Department Stores,
             Inc. .............       1,309,548
    35,200   Gannett Co. ......       1,968,736
    11,700   J.C. Penney Co.,
             Inc. .............         789,867
    16,500   Johnson Controls,
             Inc. .............       1,356,630
    66,600   Jones Apparel
             Group, Inc. ......       2,117,214
    56,600   JOS A Bank
             Clothiers, Inc.*..       1,356,136
    31,500   Liberty Media
             Holding
             Corp - Capital*...       2,638,755
    28,200   Liz Claiborne,
             Inc. .............       1,045,092
    31,600   Mattel, Inc. .....         521,716
    19,700   Matthews
             International
             Corp., Class A
             (O)...............         679,059
    13,900   Modine
             Manufacturing
             Co. ..............         324,704
   116,500   Newell Rubbermaid,
             Inc. .............       3,009,195
    44,300   O'Reilly
             Automotive, Inc.
             (O)*..............       1,381,717
    34,000   Stage Stores,
             Inc. .............       1,122,000
    18,700   Standard-Pacific
             Corp. (O).........         480,590
    10,800   Starwood Hotels &
             Resorts Worldwide,
             Inc. .............         651,672
    26,000   Tempur-Pedic
             International,
             Inc. (O)*.........         351,260
   115,900   TJX Cos., Inc. ...       2,649,474
    35,800   Tribune Co. ......       1,160,994
    11,400   Univision
             Communications,
             Inc., Class A*....         381,900
    25,700   Valassis
             Communications,
             Inc.*.............         606,263
    15,800   VF Corp. .........       1,073,136
    25,600   WCI Communities,
             Inc. (O)*.........         515,584
    11,400   Wendy's
             International,
             Inc. .............         664,506
    11,300   Whirlpool
             Corp. ............         933,945
    23,100   Yankee Candle Co.,
             Inc. .............         577,731
                                   ------------
                                     35,079,134
                                   ------------
             CONSUMER STAPLES - 8.90%
    58,700   Archer-Daniels-Midland
             Co. ..............       2,423,136
    37,900   Casey's General
             Stores, Inc. .....         947,879
    45,800   Clorox Co. .......       2,792,426
    59,600   Coca-Cola
             Enterprises,
             Inc. .............       1,214,052

Shares                           Value (Note 2)
------                           --------------
             CONSUMER STAPLES (CONTINUED)
    59,500   ConAgra Foods,
             Inc. .............  $    1,315,545
    35,100   Constellation
             Brands, Inc.*.....         877,500
    25,700   Costco Wholesale
             Corp. ............       1,468,241
    83,600   Hain Celestial
             Group, Inc.
             (O)*..............       2,153,536
    12,400   Herbalife,
             Ltd.*.............         494,760
    19,400   Hormel Foods Corp.
             (O)...............         720,516
    97,700   Kroger Co. .......       2,135,722
    59,200   McCormick & Co.,
             Inc. .............       1,986,160
    18,000   NBTY, Inc.*.......         430,380
    16,300   Pepsi Bottling
             Group, Inc. ......         524,045
    72,900   Safeway, Inc. ....       1,895,400
    84,000   Sara Lee Corp. ...       1,345,680
    51,070   Supervalu, Inc.
             (O)...............       1,567,837
    28,600   Universal Corp./
             Richmond VA.......       1,064,492
    58,800   UST, Inc. (O).....       2,657,172
                                   ------------
                                     28,014,479
                                   ------------
             ENERGY - 7.18%
    38,400   Arch Coal,
             Inc. .............       1,627,008
    39,000   Chesapeake Energy
             Corp. ............       1,179,750
    39,550   Encore Acquisition
             Co. (O)*..........       1,061,127
    17,500   ENSCO
             International,
             Inc. .............         805,350
    16,200   EOG Resources,
             Inc. .............       1,123,308
    38,700   Forest Oil Corp.
             (O)*..............       1,283,292
    57,700   Hess Corp. (O)....       3,049,445
    12,500   Marathon Oil
             Corp. ............       1,041,250
    21,500   Murphy Oil
             Corp. ............       1,200,990
    41,000   Newfield
             Exploration
             Co.*..............       2,006,540
    32,100   Noble Energy,
             Inc. .............       1,504,206
    28,500   Pioneer Natural
             Resources Co.
             (O)...............       1,322,685
    19,500   Plains Exploration
             & Production Co.
             (O)*..............         790,530
    18,100   Smith
             International,
             Inc. .............         804,907
    15,400   Sunoco, Inc. .....       1,067,066
    21,700   Tesoro Corp. .....       1,613,612
    26,800   Whiting Petroleum
             Corp.*............       1,122,116
                                   ------------
                                     22,603,182
                                   ------------
             FINANCIALS - 28.15%
    33,200   Ameriprise
             Financial,
             Inc. .............       1,483,044
    66,200   Archstone-Smith
             Trust, REIT.......       3,367,594
    43,500   Ares Capital
             Corp. ............         736,455
    49,376   Associated
             Banc-Corp. .......       1,556,825
    36,600   Assured Guaranty,
             Ltd. .............         928,542
    25,700   Bank of America
             Corp. ............       1,236,170
    11,500   Bear Stearns Cos.,
             Inc. .............       1,610,920



--------------------------------------------------------------------------------
                                                                              43

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             FINANCIALS (CONTINUED)
    23,600   Boston Properties,
             Inc., REIT........  $    2,133,440
    27,500   Capital One
             Financial
             Corp. ............       2,349,875
    41,900   CIT Group,
             Inc. .............       2,190,951
    82,900   Colonial
             BancGroup,
             Inc. .............       2,128,872
    40,500   Compass
             Bancshares,
             Inc. .............       2,251,800
    12,600   Cousins
             Properties, Inc.,
             REIT (O)..........         389,718
    19,350   Delphi Financial
             Group, Class A....         703,566
    25,300   Equity Inns, Inc.,
             REIT (O)..........         418,968
    38,800   Equity
             Residential,
             REIT..............       1,735,524
    20,300   Everest Re Group,
             Ltd. .............       1,757,371
    31,000   Federated
             Investors, Inc.,
             Class B...........         976,500
    10,900   First Midwest
             Bancorp, Inc.
             (O)...............         404,172
    29,000   General Growth
             Properties, Inc.,
             REIT..............       1,306,740
    25,000   Hartford Financial
             Services Group,
             Inc. .............       2,115,000
     6,200   Innkeepers USA
             Trust, REIT.......         107,136
    19,500   International
             Bancshares
             Corp. ............         535,860
     9,800   IPC Holdings, Ltd.
             (O)...............         241,668
    56,500   iStar Financial,
             Inc., REIT........       2,132,875
    29,800   J.P. Morgan Chase
             & Co. ............       1,251,600
    37,800   Janus Capital
             Group, Inc. ......         676,620
    55,600   Keycorp...........       1,983,808
    90,400   Kimco Realty
             Corp., REIT.......       3,298,696
    11,900   Legg Mason,
             Inc. .............       1,184,288
    26,600   Lincoln National
             Corp. ............       1,501,304
    22,500   M&T Bank Corp.
             (O)...............       2,653,200
    60,600   Marshall & Ilsley
             Corp. ............       2,771,844
    13,600   MB Financial,
             Inc. .............         480,896
    16,800   MBIA, Inc. .......         983,640
    47,900   Medical Properties
             Trust, Inc., REIT
             (O)...............         528,816
    38,900   Mellon Financial
             Corp. ............       1,339,327
    16,700   Merrill Lynch &
             Co., Inc. ........       1,161,652
    33,400   NewAlliance
             Bancshares, Inc.
             (O)...............         477,954
    27,700   PartnerRe, Ltd.
             (O)...............       1,774,185
     8,200   Pennsylvania Real
             Estate Investment
             Trust, REIT (O)...         331,034
    24,600   Platinum
             Underwriters
             Holdings, Ltd.
             (Bermuda).........         688,308

Shares                           Value (Note 2)
------                           --------------
             FINANCIALS (CONTINUED)
    24,100   Principal
             Financial Group,
             Inc. .............  $    1,341,165
    72,600   Prologis, REIT....       3,783,912
     7,000   PS Business Parks,
             Inc., REIT........         413,000
    27,200   Radian Group,
             Inc. .............       1,680,416
    13,900   RAIT Investment
             Trust, REIT (O)...         405,880
    37,200   Realty Income
             Corp., REIT (O)...         814,680
    22,000   Reinsurance Group
             of America,
             Inc. .............       1,081,300
    39,500   RenaissanceRe
             Holdings, Ltd. ...       1,914,170
    16,300   Safeco Corp. .....         918,505
    28,400   Scottish Re Group,
             Ltd. .............         473,712
    34,100   Simon Property
             Group, Inc.,
             REIT..............       2,828,254
    35,000   TCF Financial
             Corp. (O).........         925,750
     9,960   Texas Regional
             Bancshares, Inc.,
             Class A (O).......         377,683
    48,800   Thornburg
             Mortgage, Inc.,
             REIT (O)..........       1,360,056
    40,700   Universal American
             Financial Corp.
             *.................         535,205
   107,300   UnumProvident
             Corp. ............       1,945,349
    41,200   U-Store-It Trust,
             REIT (O)..........         777,032
    18,000   Ventas, Inc.,
             REIT..............         609,840
    34,300   Vornado Realty
             Trust, REIT.......       3,345,965
    32,200   Washington Mutual,
             Inc. .............       1,467,676
    13,300   Webster Financial
             Corp. ............         630,952
     9,400   Westamerica
             Bancorp. (O)......         460,318
    33,800   Zions Bancorp.....       2,634,372
                                   ------------
                                     88,611,950
                                   ------------
             HEALTH CARE - 3.88%
    25,300   AmerisourceBergen
             Corp. ............       1,067,890
    16,600   Amsurg Corp.
             (O)*..............         377,650
    16,800   Becton Dickinson &
             Co. ..............       1,026,984
    22,300   Charles River
             Laboratories
             International,
             Inc. (O)*.........         820,640
    19,900   Cigna Corp. ......       1,960,349
     8,400   Dentsply
             International,
             Inc. .............         509,040
    25,212   Fisher Scientific
             International,
             Inc.*.............       1,841,737
    37,800   Health Management
             Associates, Inc.,
             Class A (O).......         745,038
    64,200   Millennium
             Pharmaceuticals,
             Inc.*.............         640,074
    29,800   Omnicare, Inc.
             (O)...............       1,413,116
    31,700   Triad Hospitals,
             Inc.*.............       1,254,686



--------------------------------------------------------------------------------
44

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             HEALTH CARE (CONTINUED)
    13,400   Varian, Inc.*.....  $      556,234
                                   ------------
                                     12,213,438
                                   ------------
             INDUSTRIALS - 9.08%
    26,900   Acuity Brands,
             Inc. (O)..........       1,046,679
    46,900   Airtran Holdings,
             Inc. (O)*.........         696,934
     9,100   Albany
             International
             Corp., Class A
             (O)...............         385,749
    11,200   Avery Dennison
             Corp. ............         650,272
    30,925   Belden CDT, Inc.
             (O)...............       1,022,071
    16,300   Carlisle Cos.,
             Inc. .............       1,292,590
    43,400   CSX Corp. ........       3,057,096
    35,500   Eaton Corp. ......       2,676,700
    19,887   Genesee & Wyoming,
             Inc., Class A
             (O)*..............         705,392
     8,100   Graco, Inc. ......         372,438
    31,400   Ingersoll-Rand
             Co., Ltd., Class
             A.................       1,343,292
    20,100   Manpower, Inc. ...       1,298,460
    44,800   Masco Corp. ......       1,327,872
    17,500   Mueller
             Industries,
             Inc. .............         578,025
    28,800   Parker Hannifin
             Corp. ............       2,234,880
    32,100   Pitney Bowes,
             Inc. .............       1,325,730
    41,900   R.R. Donnelley &
             Sons Co. .........       1,338,705
    16,600   Republic Services,
             Inc. .............         669,644
    22,000   Simpson
             Manufacturing Co.,
             Inc. (O)..........         793,100
     7,400   Textron, Inc. ....         682,132
    42,300   Timken Co. .......       1,417,473
    20,200   United Stationers,
             Inc.*.............         996,264
    27,000   W.W. Grainger,
             Inc. .............       2,031,210
    15,400   YRC Worldwide,
             Inc.*.............         648,494
                                   ------------
                                     28,591,202
                                   ------------
             INFORMATION TECHNOLOGY - 7.69%
    27,200   Affiliated
             Computer Services,
             Inc., Class A*....       1,403,792
    55,100   Arrow Electronics,
             Inc.*.............       1,774,220
    45,400   ATMI, Inc. (O)*...       1,117,748
   103,000   Avaya, Inc.
             (O)*..............       1,176,260
    33,900   Computer Sciences
             Corp.*............       1,642,116
    89,900   Convergys
             Corp.*............       1,753,050
    12,000   Diebold, Inc.
             (O)...............         487,440
    36,200   Electronic Data
             Systems Corp. ....         870,972
    17,400   Intergraph
             Corp.*............         547,926
    44,500   Intersil Corp.,
             Class A...........       1,034,625
    41,300   Juniper Networks,
             Inc.*.............         660,387
   114,300   LSI Logic Corp.
             (O)*..............       1,022,985

Shares                           Value (Note 2)
------                           --------------
             INFORMATION TECHNOLOGY (CONTINUED)
   432,000   Lucent
             Technologies, Inc.
             (O)*..............  $    1,045,440
    15,700   MAXIMUS, Inc. ....         363,455
    37,500   Molex, Inc. ......       1,258,875
    22,900   NAM TAI
             Electronics, Inc.
             (O)...............         512,273
    83,900   Reynolds and
             Reynolds Co.,
             Class A...........       2,573,213
   165,500   Tellabs, Inc.*....       2,202,805
    43,949   Varian
             Semiconductor
             Equipment
             Associates, Inc.
             (O)*..............       1,433,177
    94,300   Xerox Corp.*......       1,311,713
                                   ------------
                                     24,192,472
                                   ------------
             MATERIALS - 5.49%
    43,200   Air Products &
             Chemicals,
             Inc. .............       2,761,344
    11,000   Aptargroup,
             Inc. .............         545,710
    10,000   Ashland, Inc. ....         667,000
    14,600   Bemis Co. ........         447,052
    22,600   Compass Minerals
             International,
             Inc. (O)..........         563,870
    23,500   Dow Chemical
             Co. ..............         917,205
    11,500   Inco, Ltd. (O)....         757,850
     4,500   Martin Marietta
             Materials,
             Inc. .............         410,175
    55,500   Novelis, Inc. ....       1,197,690
    18,600   Nucor Corp. ......       1,009,050
     7,500   Phelps Dodge
             Corp. ............         616,200
    51,100   PPG Industries,
             Inc. .............       3,372,600
    49,000   Rohm & Haas
             Co. ..............       2,455,880
    95,600   Smurfit-Stone
             Container Corp.
             (O)*..............       1,045,864
     7,300   United States
             Steel Corp. ......         511,876
                                   ------------
                                     17,279,366
                                   ------------
             TELECOMMUNICATION SERVICES - 1.35%
    99,000   Citizens
             Communications
             Co. ..............       1,291,950
    34,600   NeuStar, Inc.*....       1,167,750
    13,800   NII Holdings,
             Inc.*.............         778,044
   124,800   Qwest
             Communications
             International,
             Inc.*.............       1,009,632
                                   ------------
                                      4,247,376
                                   ------------
             UTILITIES - 12.21%
    92,300   AES Corp.*........       1,702,935
    19,200   Alliant Energy
             Corp. ............         658,560
    33,700   Ameren Corp.
             (O)...............       1,701,850



--------------------------------------------------------------------------------
                                                                              45

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             UTILITIES (CONTINUED)
    96,500   American Electric
             Power Co.,
             Inc. .............  $    3,305,125
    14,800   Atmos Energy Corp.
             (O)...............         413,068
    26,600   Consolidated
             Edison, Inc. .....       1,182,104
    58,300   Constellation
             Energy Group,
             Inc. .............       3,178,516
    73,200   Edison
             International.....       2,854,800
    42,100   Entergy Corp. ....       2,978,575
     9,800   New Jersey
             Resources Corp.
             (O)...............         458,444
    66,800   NSTAR.............       1,910,480
    95,600   PG&E Corp. .......       3,755,168
    29,750   PNM Resources,
             Inc. .............         742,560
   105,500   PPL Corp. ........       3,407,650
    33,800   Progress Energy,
             Inc. (O)..........       1,449,006
    31,900   Public Service
             Enterprise Group,
             Inc. .............       2,109,228
    17,100   SCANA Corp. ......         659,718
    41,800   Sempra Energy.....       1,901,064
    26,200   UGI Corp. ........         645,044
    29,400   Westar Energy,
             Inc. .............         618,870
    13,400   WGL Holdings, Inc.
             (O)...............         387,930
   126,100   Xcel Energy, Inc.
             (O)...............       2,418,598
                                   ------------
                                     38,439,293
                                   ------------
             TOTAL COMMON STOCKS
             ( Cost
             $262,566,679 )....     299,271,892
                                   ------------

Shares                           Value (Note 2)
------                           --------------
                  INVESTMENT COMPANIES - 21.94%
-----------------------------------------------
    39,600   Consumer
             Discretionary
             Select Sector SPDR
             Fund (O)..........  $    1,322,244
    53,900   Health Care Select
             Sector SPDR Fund
             (O)...............       1,629,936
   129,700   iShares Russell
             1000 Growth Index
             Fund..............       6,560,226
    12,300   iShares Russell
             Midcap Value Index
             Fund (O)..........       1,625,691
11,597,673   SSgA Prime Money
             Market Fund.......      11,597,673
46,311,872   State Street
             Navigator
             Securities Lending
             Portfolio (I).....      46,311,872
                                   ------------
             TOTAL INVESTMENT COMPANIES
             ( Cost
             $69,022,596 ).....      69,047,642
                                   ------------

                    TOTAL INVESTMENTS - 117.02%
-----------------------------------------------
( Cost $331,589,275** )...........  368,319,534

    NET OTHER ASSETS AND LIABILITIES - (17.02)%
-----------------------------------------------
                                    (53,583,184)

                     TOTAL NET ASSETS - 100.00%
-----------------------------------------------
                                 $  314,736,350
-----------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $331,768,584.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 REITReal Estate Investment Trust.



--------------------------------------------------------------------------------
46

                See accompanying Notes to Financial Statements.

MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                         COMMON STOCKS - 98.81%
-----------------------------------------------
             CONSUMER DISCRETIONARY - 21.43%
   159,600   Abercrombie &
             Fitch Co., Class A
             (O)...............  $    8,846,628
   147,500   Career Education
             Corp.*............       4,408,775
    31,700   Coach, Inc.*......         947,830
   185,800   Coldwater Creek,
             Inc. (O)*.........       4,972,008
   214,900   D.R. Horton, Inc.
             (O)...............       5,118,918
     3,800   Garmin, Ltd.
             (O)...............         400,672
    58,700   ITT Educational
             Services, Inc.*...       3,863,047
   179,000   JOS A Bank
             Clothiers, Inc.
             (O)*..............       4,288,840
   144,000   Michaels Stores,
             Inc. (O)..........       5,938,560
   192,100   O'Reilly
             Automotive,
             Inc.*.............       5,991,599
   370,900   Penn National
             Gaming, Inc.*.....      14,383,502
   106,500   Priceline.com,
             Inc. (O)*.........       3,180,090
   175,300   Rare Hospitality
             International,
             Inc.*.............       5,041,628
    81,200   Scientific Game
             Corp. A (O)*......       2,892,344
    79,900   Shuffle Master,
             Inc. (O)*.........       2,619,122
   104,900   Steiner Leisure,
             Ltd. (O)*.........       4,146,697
    50,500   Zumiez, Inc.
             (O)*..............       1,897,285
                                   ------------
                                     78,937,545
                                   ------------
             ENERGY - 10.97%
   254,000   Chesapeake Energy
             Corp. (O).........       7,683,500
   225,700   Noble Energy, Inc.
             (O)...............      10,576,302
   400,500   Patterson-UTI
             Energy, Inc.
             (O)...............      11,338,155
    73,800   Plains Exploration
             & Production Co.
             (O)*..............       2,991,852
   250,700   Pride
             International,
             Inc. (O)*.........       7,829,361
                                   ------------
                                     40,419,170
                                   ------------
             FINANCIALS - 11.87%
    87,500   Affiliated
             Managers Group,
             Inc. (O)*.........       7,602,875
   494,700   E*Trade Financial
             Corp. (O)*........      11,289,054
    17,600   First Marblehead
             Corp. ............       1,002,144
   149,530   Nasdaq Stock
             Market, Inc.
             (O)*..............       4,470,947
   205,540   Nuveen
             Investments, Inc.,
             Class A (O).......       8,848,497
    99,500   optionsXpress
             Holdings, Inc.
             (O)...............       2,319,345

Shares                           Value (Note 2)
------                           --------------
             FINANCIALS (CONTINUED)
   240,600   WR Berkley
             Corp. ............  $    8,211,678
                                   ------------
                                     43,744,540
                                   ------------
             HEALTH CARE - 15.74%
   134,600   Amedisys, Inc.
             (O)*..............       5,101,340
   130,900   Biomet, Inc. .....       4,095,861
    79,900   Biovail Corp. ....       1,870,459
    75,600   Celgene Corp.
             (O)*..............       3,585,708
    44,400   Cephalon, Inc.
             (O)*..............       2,668,440
   136,400   Coventry Health
             Care, Inc. (O)*...       7,493,816
    49,100   Fisher Scientific
             International,
             Inc. (O)*.........       3,586,755
   193,600   Health Net,
             Inc.*.............       8,744,912
   130,700   Kinetic Concepts,
             Inc. (O)*.........       5,770,405
   147,700   Omnicare, Inc.
             (O)...............       7,003,934
   105,700   Patterson Cos.,
             Inc. (O)*.........       3,692,101
    98,400   Waters Corp.*.....       4,368,960
                                   ------------
                                     57,982,691
                                   ------------
             INDUSTRIALS - 11.23%
   119,100   DRS Technologies,
             Inc. (O)..........       5,806,125
    92,200   Fastenal Co. .....       3,714,738
   139,200   Graco, Inc. (O)...       6,400,416
    65,100   Monster Worldwide,
             Inc.*.............       2,777,166
   123,800   Oshkosh Truck
             Corp. ............       5,882,976
   132,100   Precision
             Castparts
             Corp. ............       7,894,296
    49,720   Resources
             Connection, Inc.
             (O)*..............       1,243,994
    77,400   Terex Corp.*......       7,639,380
                                   ------------
                                     41,359,091
                                   ------------
             INFORMATION TECHNOLOGY - 26.03%
   219,000   Alliance Data
             Systems Corp.
             (O)*..............      12,881,580
    50,400   Akamai
             Technologies, Inc.
             (O)*..............       1,823,976
   140,400   Amphenol Corp. ...       7,856,784
   166,770   Autodesk, Inc.*...       5,746,894
   153,800   Avid Technology,
             Inc. (O)*.........       5,126,154
   113,000   Benchmark
             Electronics, Inc.
             (O)*..............       2,725,560
    56,900   CDW Corp. (O).....       3,109,585
    62,400   Cognizant
             Technology
             Solutions Corp.,
             Class A*..........       4,203,888
   100,500   DST Systems, Inc.
             (O)*..............       5,979,750
   204,400   Flir Systems, Inc.
             (O)*..............       4,509,064
   192,640   Foundry Networks,
             Inc. (O)*.........       2,053,543
   118,700   Intuit, Inc.*.....       7,168,293



--------------------------------------------------------------------------------
                                                                              47

                See accompanying Notes to Financial Statements.

MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
   150,100   Kanbay
             International,
             Inc. (O)*.........  $    2,182,454
   109,300   Lam Research
             Corp.*............       5,095,566
    51,500   MEMC Electronic
             Materials, Inc.
             (O)*..............       1,931,250
   262,500   Polycom, Inc.
             (O)*..............       5,754,000
   318,900   QLogic Corp.*.....       5,497,836
   376,200   Varian
             Semiconductor
             Equipment
             Associates, Inc.
             (O)*..............      12,267,882
                                   ------------
                                     95,914,059
                                   ------------
             TELECOMMUNICATION SERVICES - 1.54%
   130,000   NeuStar, Inc.*....       4,387,500
    86,700   Syniverse
             Holdings, Inc.
             (O)*..............       1,274,490
                                   ------------
                                      5,661,990
                                   ------------
             TOTAL COMMON STOCKS
             ( Cost
             $382,771,659 )....     364,019,086
                                   ------------

                  INVESTMENT COMPANIES - 22.72%
-----------------------------------------------
 1,592,361   SSgA Prime Money
             Market Fund.......       1,592,361
82,091,657   State Street
             Navigator
             Securities Lending
             Portfolio (I).....      82,091,657
                                   ------------
             TOTAL INVESTMENT COMPANIES
             ( Cost
             $83,684,018 ).....      83,684,018
                                   ------------

                    TOTAL INVESTMENTS - 121.53%
-----------------------------------------------
( Cost $466,455,677** )...........  447,703,104

    NET OTHER ASSETS AND LIABILITIES - (21.53)%
-----------------------------------------------
                                    (79,323,412)

                     TOTAL NET ASSETS - 100.00%
-----------------------------------------------
                                 $  368,379,692
-----------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $468,024,767.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.



--------------------------------------------------------------------------------
48

                See accompanying Notes to Financial Statements.

GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                         COMMON STOCKS - 94.59%
-----------------------------------------------
            AUSTRALIA - 0.25%
   55,307   Macquarie Airports....  $   126,029
                                      ---------
            BERMUDA - 0.80%
    5,237   ACE, Ltd. ............      264,940
    1,550   Everest Re Group,
            Ltd. .................      134,183
                                      ---------
                                        399,123
                                      ---------
            BRAZIL - 0.86%
   11,760   Empressa Brasileira de
            Aeronautica S.A., ADR
            (O)...................      428,887
                                      ---------
            CANADA - 1.65%
    8,900   Husky Energy, Inc. ...      559,223
    8,154   Manulife Financial
            Corp. ................      258,661
                                      ---------
                                        817,884
                                      ---------
            DENMARK - 0.27%
    2,100   Novo-Nordisk A/S......      133,655
                                      ---------

            FINLAND - 0.58%
    9,940   Fortum OYJ............      254,037
    1,025   Neste Oil OYJ.........       36,072
                                      ---------
                                        290,109
                                      ---------

            FRANCE - 6.69%
    1,922   Arkema*...............       74,934
   17,820   European Aeronautic
            Defence and Space Co.
            N.V. .................      511,443
    1,100   JC Decaux S.A. .......       29,041
    5,930   LVMH Moet Hennessy
            Louis Vuitton S.A. ...      588,026
    2,410   NicOx S.A.*...........       32,274
    9,150   Sanofi-Aventis........      892,125
    3,480   Societe Generale......      511,396
    8,530   Technip S.A. .........      471,973
    3,280   Total S.A. ...........      215,645
                                      ---------
                                      3,326,857
                                      ---------

            GERMANY - 4.29%
    3,361   Allianz AG............      530,501
    9,095   Bayerische Motoren
            Werke AG..............      453,957
    2,562   SAP AG................      540,186
    6,958   Siemens AG............      604,874
                                      ---------
                                      2,129,518
                                      ---------

            HONG KONG - 0.38%
   20,560   Hutchison Whampoa,
            Ltd. .................      187,414
                                      ---------

Shares                           Value (Note 2)
------                           --------------
            INDIA - 2.63%
   57,850   Hindustan Lever,
            Ltd. .................  $   288,304
    4,725   ICICI Bank, Ltd., ADR
            (O)...................      111,746
    8,495   Infosys Technologies,
            Ltd. .................      570,293
   63,930   ZEE Telefilms,
            Ltd. .................      336,511
                                      ---------
                                      1,306,854
                                      ---------

            ITALY - 0.44%
   19,200   Bulgari SpA...........      217,623
                                      ---------

            JAPAN - 10.77%
    3,870   Canon, Inc. ..........      189,605
    9,400   Chugai Pharmaceutical
            Co., Ltd. ............      191,686
    5,990   Credit Saison Co.,
            Ltd. .................      283,532
    1,500   Fanuc, Ltd. ..........      134,667
    8,290   Hoya Corp. ...........      294,662
    6,000   JGC Corp. ............      103,174
    7,000   Kao Corp. ............      183,092
       92   KDDI Corp. ...........      564,831
      900   Keyence Corp. ........      229,667
    1,800   Kyocera Corp. ........      139,278
    6,100   Murata Manufacturing
            Co., Ltd. ............      395,817
    2,000   Nidec Corp. ..........      143,225
    1,300   Nintendo Co., Ltd. ...      217,982
       62   Resona Holdings,
            Inc. .................      195,467
   18,740   Shionogi & Co.,
            Ltd. .................      333,868
   14,000   Shiseido Co., Ltd. ...      274,486
   13,910   Sony Corp. ...........      613,471
    8,730   Square Enix Co.,
            Ltd. .................      181,454
    4,060   Takeda Pharmaceutical
            Co., Ltd. ............      252,454
    8,170   Toyota Motor Corp. ...      427,390
                                      ---------
                                      5,349,808
                                      ---------

            MEXICO - 1.30%
   48,540   Grupo Modelo S.A.,
            Series C..............      186,418
   23,672   Grupo Televisa S.A.,
            ADR...................      457,106
                                      ---------
                                        643,524
                                      ---------

            NETHERLANDS - 1.06%
   16,900   Koninklijke Philips
            Electronics N.V. .....      527,582
                                      ---------

            NORWAY - 0.25%
   15,250   Tandberg ASA..........      126,145
                                      ---------

            SINGAPORE - 0.32%
   60,659   Singapore Press
            Holdings, Ltd. .......      157,825
                                      ---------



--------------------------------------------------------------------------------
                                                                              49

                See accompanying Notes to Financial Statements.

GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
            SOUTH KOREA - 2.15%
    1,315   Hyundai Heavy
            Industries............  $   147,613
      737   Samsung Electronics
            Co., Ltd. ............      468,417
   19,330   SK Telecom Co., Ltd.,
            ADR...................      452,709
                                      ---------
                                      1,068,739
                                      ---------

            SPAIN - 0.80%
    9,450   Inditex S.A. .........      398,256
                                      ---------

            SWEDEN - 5.26%
   21,000   Hennes & Mauritz AB...      812,081
   10,172   Investor AB, Series
            B.....................      186,104
  490,050   Telefonaktiebolaget LM
            Ericsson..............    1,616,564
                                      ---------
                                      2,614,749
                                      ---------

            SWITZERLAND - 3.18%
   10,582   Credit Suisse Group...      590,937
    4,976   Novartis AG...........      268,940
    3,811   Roche Holding AG......      628,814
      675   Syngenta AG*..........       89,552
                                      ---------
                                      1,578,243
                                      ---------

            TAIWAN - 1.18%
   32,000   MediaTek, Inc. .......      296,576
   31,743   Taiwan Semiconductor
            Manufacturing Co.,
            Ltd., ADR.............      291,403
                                      ---------
                                        587,979
                                      ---------

            UNITED KINGDOM - 12.54%
   13,560   3i Group PLC..........      225,998
    6,288   BP PLC, ADR...........      437,708
   18,954   Burberry Group PLC....      150,677
   49,937   Cadbury Schweppes
            PLC...................      481,454
   15,709   Diageo PLC............      264,137
    8,355   GUS PLC...............      149,211
   29,228   HSBC Holdings PLC
            (Hong Kong)...........      511,782
   15,490   Pearson PLC...........      210,913
   37,023   Prudential PLC........      418,207
   22,048   Reckitt Benckiser
            PLC...................      823,377
   22,447   Royal Bank of Scotland
            Group PLC.............      737,850
   27,473   Smith & Nephew PLC....      211,543
   56,156   Tesco PLC.............      346,756
  515,730   Vodafone Group PLC....    1,098,858
   13,470   WPP Group PLC.........      162,988
                                      ---------
                                      6,231,459
                                      ---------

Shares                           Value (Note 2)
------                           --------------
            UNITED STATES - 36.94%
    6,640   3M Co. ...............  $   536,313
   13,650   Adobe Systems,
            Inc.*.................      414,414
   27,540   Advanced Micro
            Devices, Inc.*........      672,527
    4,750   Affymetrix, Inc.*.....      121,600
   14,560   Altera Corp.*.........      255,528
    5,530   Amgen, Inc.*..........      360,722
    8,000   Atherogenics, Inc.
            (O)*..................      104,400
   11,700   Automatic Data
            Processing, Inc. .....      530,595
    7,400   Avon Products,
            Inc. .................      229,400
       85   Berkshire Hathaway,
            Inc., Class B*........      258,655
    8,140   Biomet, Inc. .........      254,701
    4,120   Boeing Co. ...........      337,469
   21,273   Boston Scientific
            Corp.*................      358,237
   14,300   Carnival Corp. .......      596,882
   16,300   Cendant Corp. ........      265,527
    5,086   Chevron Corp. ........      315,637
   13,550   Cisco Systems,
            Inc.*.................      264,632
    7,330   Coach, Inc.*..........      219,167
    2,900   Conor Medsystems, Inc.
            (O)*..................       80,011
   21,770   Corning, Inc.*........      526,616
    8,370   Cree, Inc. (O)*.......      198,871
   26,360   eBay, Inc.*...........      772,085
    3,920   Emerson Electric
            Co. ..................      328,535
    2,630   Express Scripts,
            Inc.*.................      188,676
    2,700   Genentech, Inc.*......      220,860
    1,700   Getty Images, Inc.
            (O)*..................      107,967
    6,240   Gilead Sciences,
            Inc.*.................      369,159
    8,000   GlobalSantaFe
            Corp. ................      462,000
    9,300   International Game
            Technology............      352,842
    6,360   International
            Rectifier Corp.*......      248,549
    7,700   Intuit, Inc.*.........      465,003
    8,640   J.P. Morgan Chase &
            Co. ..................      362,880
    2,100   Johnson & Johnson.....      125,832
   21,470   Juniper Networks,
            Inc.*.................      343,305
    3,100   Linear Technology
            Corp. ................      103,819
    3,310   Lockheed Martin
            Corp. ................      237,459
    7,100   Maxim Integrated
            Products, Inc. .......      227,981
    3,760   Medtronic, Inc. ......      176,419
   33,260   Microsoft Corp. ......      774,958
    8,680   Morgan Stanley........      548,663
    3,002   Nektar Therapeutics
            (O)*..................       55,057
    8,480   Northern Trust
            Corp. ................      468,944
    3,620   Northrop Grumman
            Corp. ................      231,897
   33,340   Novell, Inc.*.........      221,044
    2,800   Nuvelo, Inc. (O)*.....       46,620
    6,170   Qualcomm, Inc. .......      247,232
    4,220   Quest Diagnostics,
            Inc. .................      252,862
    6,030   Raytheon Co. .........      268,757
  105,600   Sirius Satellite
            Radio, Inc. (O)*......      501,600



--------------------------------------------------------------------------------
50

                See accompanying Notes to Financial Statements.

GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
            UNITED STATES (CONTINUED)
    7,260   Starbucks Corp.*......  $   274,138



--------------------------------------------------------------------------------
                                                                              51

                See accompanying Notes to Financial Statements.

GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                Value (Note 2)
------                --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
            UNITED STATES (CONTINUED)
    4,000   Theravance, Inc.*.....  $    91,520
    7,200   Tiffany & Co. ........      237,744
    7,520   Transocean, Inc.*.....      604,006
   10,600   Wal-Mart Stores,
            Inc. .................      510,602
   11,000   Walt Disney Co. ......      330,000
    4,440   Wyeth.................      197,180
    6,500   Xilinx, Inc. .........      147,225
    3,800   XL Capital, Ltd.,
            Class A...............      232,940
    3,600   Yahoo!, Inc.*.........      118,800
                                      ---------
                                     18,357,064
                                      ---------
            TOTAL COMMON STOCKS
            ( Cost
            $38,602,227 ).........   47,005,326
                                      ---------

                      COMMON STOCK UNIT - 0.59%
-----------------------------------------------
            MEXICO - 0.59%
   34,710   Fomento Economico
            Mexicano, S.A. de
            C.V. .................      292,130
                                      ---------
            TOTAL COMMON STOCK UNIT
            ( Cost $154,047 ).....      292,130
                                      ---------

                       PREFERRED STOCKS - 1.11%
-----------------------------------------------
            BRAZIL - 0.57%
    6,913   Cia de Bebidas das
            Americas, ADR.........      285,161
                                      ---------

            GERMANY - 0.54%
      278   Porsche AG............      268,482
                                      ---------
            TOTAL PREFERRED STOCKS
            ( Cost $308,048 ).....      553,643
                                      ---------

                   INVESTMENT COMPANIES - 5.84%
-----------------------------------------------
            UNITED STATES - 5.84%
1,526,176   SSgA Prime Money
            Market Fund...........    1,526,176
1,374,952   State Street Navigator
            Securities Lending
            Portfolio (I).........    1,374,952
                                      ---------
                                      2,901,128
                                      ---------
            TOTAL INVESTMENT COMPANIES
            ( Cost $2,901,128 )...    2,901,128
                                      ---------

Shares                           Value (Note 2)
------                           --------------

                    TOTAL INVESTMENTS - 102.13%
-----------------------------------------------
( Cost $41,965,450** )............  $50,752,227

     NET OTHER ASSETS AND LIABILITIES - (2.13)%
-----------------------------------------------
                                     (1,058,717)

                     TOTAL NET ASSETS - 100.00%
-----------------------------------------------
                                    $49,693,510
-----------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $42,276,983.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 ADR American Depository Receipt.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
52

                See accompanying Notes to Financial Statements.

GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets

                      % of Net Assets
                      ---------------
Pharmaceuticals                  7.1%
Banks                            6.3%
Communications Equipment         6.3%
Semiconductors &
Semiconductor Equipment          6.1%
Software                         5.2%
Media                            4.6%
Wireless
Telecommunication
Services                         4.3%
Insurance                        4.2%
Aerospace & Defense              4.1%
Net Other Assets Less
Liabilities                      3.7%
Oil, Gas & Consumable
Fuels                            3.7%
Diversified Financial
Services                         3.2%
Specialty Retail                 3.2%
Energy Equipment &
Services                         3.1%
Household Durables               2.7%
Household Products               2.6%
Hotels, Restaurants &
Leisure                          2.5%
Automobiles                      2.3%
Health Care Equipment &
Supplies                         2.2%
Beverages                        2.1%

                      % of Net Assets
                      ---------------
Electrical Equipment             2.1%
Textiles, Apparel &
Luxury Goods                     2.1%
Biotechnology                    1.8%
Electronic Equipment &
Instruments                      1.6%
Internet & Catalog
Retail                           1.8%
Commercial Services &
Supplies                         1.6%
Industrial Conglomerates         1.5%
IT Services                      1.1%
Food Products                    1.0%
Multiline Retail                 1.0%
Personal Products                1.0%
Health Care Providers &
Services                         0.9%
Food & Staples Retailing         0.7%
Semiconductors                   0.6%
Office Electronics               0.4%
Chemicals                        0.3%
Machinery                        0.3%
Transportation
Infrastructure                   0.3%
Construction &
Engineering                      0.2%
Internet Software &
Services                         0.2%
                          -----------
                               100.0%
                          -----------
                          -----------



--------------------------------------------------------------------------------
52

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                         COMMON STOCKS - 95.01%
-----------------------------------------------
             ARGENTINA - 0.14%
     9,400   Banco Macro Bansud
             S.A., ADR.........  $      191,384
                                   ------------
             AUSTRALIA - 0.98%
    32,409   ABC Learning
             Centres, Ltd. ....         153,956
   122,004   BlueScope Steel,
             Ltd. .............         719,932
    23,290   James Hardie
             Industries
             N.V. .............         133,110
    46,950   John Fairfax
             Holdings, Ltd. ...         130,682
    74,514   Macquarie
             Infrastructure
             Group.............         185,835
                                   ------------
                                      1,323,515
                                   ------------
             AUSTRIA - 0.16%
     6,264   CAT Oil AG *......         128,712
     3,000   Oesterreichische
             Post AG *.........          90,932
                                   ------------
                                        219,644
                                   ------------
             BELGIUM - 1.18%
    32,332   InBev N.V. .......       1,584,448
                                   ------------
             BRAZIL - 1.16%
     7,500   Brasil Telecom
             Participacoes
             S.A., ADR.........         244,275
    41,600   Cia de Concessoes
             Rodoviarias.......         340,023
    13,600   Grendene S.A. ....         109,152
     5,700   Petroleo
             Brasileiro S.A.,
             ADR...............         509,067
    14,200   Souza Cruz
             S.A. .............         211,213
     9,500   Ultrapar
             Participacoes
             S.A., ADR.........         149,435
                                   ------------
                                      1,563,165
                                   ------------
             CHILE - 0.07%
     3,950   AFP Provida S.A.,
             ADR...............          95,392
                                   ------------
             CHINA - 0.26%
     3,190   CNOOC, Ltd.,
             ADR...............         256,412
   135,000   People's Food
             Holdings, Ltd. ...          88,664
                                   ------------
                                        345,076
                                   ------------
             EGYPT - 0.55%
     4,407   Eastern Tobacco...         229,708
     9,674   Orascom
             Construction
             Industries........         294,170
     5,300   Orascom Telecom
             Holding S.A.E.....         219,183
                                   ------------
                                        743,061
                                   ------------

Shares                           Value (Note 2)
------                           --------------
             FINLAND - 0.16%
    11,500   Sampo OYJ.........  $      219,254
                                   ------------
             FRANCE - 13.27%
    48,686   AXA S.A. .........       1,596,397
    22,750   BNP Paribas.......       2,175,972
     2,700   Carbone
             Lorraine..........         148,324
    81,110   France Telecom
             S.A. .............       1,742,297
    10,174   Lafarge S.A. .....       1,276,034
    17,613   Lagardere
             S.C.A. ...........       1,298,642
     2,900   Neopost S.A. .....         330,184
    27,338   Sanofi-Aventis....       2,665,455
    13,495   Schneider Electric
             S.A. .............       1,405,435
    50,787   Total S.A. .......       3,339,013
    53,992   Vivendi S.A. .....       1,890,428
                                   ------------
                                     17,868,181
                                   ------------
             GERMANY - 8.84%
    10,000   Allianz AG........       1,578,401
    29,314   Bayerische Motoren
             Werke AG..........       1,463,145
    42,567   Commerzbank AG....       1,546,973
     4,768   Demag Cranes AG
             *.................         140,439
     9,392   Deutsche Bank
             AG................       1,056,139
     4,549   DIC Asset AG......         116,259
     1,400   Fielmann AG.......         133,244
     9,258   Fresenius Medical
             Care AG & Co.
             KGaA..............       1,063,311
    34,020   KarstadtQuelle AG
             *.................         902,054
       351   Puma AG Rudolf
             Dassler Sport.....         136,320
    21,204   Siemens AG........       1,843,310
     4,046   Techem AG.........         187,161
    24,730   Volkswagen AG.....       1,732,696
                                   ------------
                                     11,899,452
                                   ------------
             GREECE - 0.31%
     6,423   OPAP S.A. ........         232,276
     7,781   Piraeus Bank
             S.A. .............         184,939
                                   ------------
                                        417,215
                                   ------------
             HONG KONG - 0.69%
    64,000   China Netcom Group
             Corp., Hong Kong,
             Ltd. .............         112,064
    33,145   Esprit Holdings,
             Ltd. .............         270,981
   129,000   Hutchison
             Telecommunications
             International,
             Ltd. .............         210,100
   302,000   Pacific Basin
             Shipping, Ltd. ...         137,061
   329,000   SA SA
             International
             Holdings, Ltd. ...         116,486



--------------------------------------------------------------------------------
                                                                              53

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             HONG KONG (CONTINUED)
   134,200   Texwinca Holdings,
             Ltd. .............  $       88,119
                                   ------------
                                        934,811
                                   ------------
             HUNGARY - 0.23%
       950   Gedeon Richter
             Rt................         174,428
     1,360   MOL Hungarian Oil
             and Gas PLC.......         139,596
                                   ------------
                                        314,024
                                   ------------
             INDIA - 0.84%
    10,700   Hero Honda Motors,
             Ltd. .............         184,591
    27,400   Hindustan Lever,
             Ltd. .............         136,552
     7,568   Oil & Natural Gas
             Corp., Ltd. ......         182,585
    17,666   Satyam Computer
             Services, Ltd. ...         272,999
    22,080   State Bank of
             India, Ltd. ......         349,391
                                   ------------
                                      1,126,118
                                   ------------
             INDONESIA - 0.63%
   957,000   Bank Mandiri
             Persero Tbk PT....         177,701
    14,300   Telekomunikasi
             Indonesia Tbk PT,
             ADR...............         459,030
   363,000   United Tractors
             Tbk PT............         211,616
                                   ------------
                                        848,347
                                   ------------
             IRELAND - 2.37%
    16,513   Anglo Irish Bank
             Corp. PLC.........         257,434
    82,764   Bank of Ireland...       1,475,353
    34,091   CRH PLC...........       1,107,808
     8,713   DCC PLC...........         209,294
     5,800   Irish Life &
             Permanent PLC.....         137,855
                                   ------------
                                      3,187,744
                                   ------------
             ISRAEL - 0.42%
    65,500   Bank Hapoalim
             B.M. .............         279,151
    73,219   Israel Chemicals,
             Ltd. .............         292,050
         1   Koor Industries,
             Ltd.*.............              46
                                   ------------
                                        571,247
                                   ------------
             ITALY - 7.31%
    47,154   Banco Popolare di
             Verona e Novara
             S.c.r.l...........       1,262,358
   127,892   Capitalia SpA.....       1,048,383
   174,250   Enel SpA..........       1,500,765
    48,900   ENI SpA...........       1,439,073
     3,700   Lottomatica SpA...         140,234
   128,892   Mediaset SpA......       1,518,578

Shares                           Value (Note 2)
------                           --------------
             ITALY (CONTINUED)
   332,900   Telecom Italia
             SpA...............  $      926,301
   256,935   UniCredito
             Italiano SpA......       2,009,346
                                   ------------
                                      9,845,038
                                   ------------
             JAPAN - 18.88%
     3,600   ABC-Mart, Inc. ...          75,927
     5,600   Aoyama Trading
             Co., Ltd. ........         175,084
     5,200   Asahi Pretec
             Corp. ............         165,757
    17,600   Asia Securities
             Printing Co.,
             Ltd. .............         166,463
    29,000   Bosch Corp. ......         142,334
     8,000   Chiyoda Corp. ....         163,486
     3,300   Daito Trust
             Construction Co.,
             Ltd. .............         182,717
    24,000   Dodwell BMS,
             Ltd. .............         162,648
     5,100   Don Quijote Co.,
             Ltd. .............         115,357
       253   eAccess, Ltd. ....         165,934
       213   East Japan Railway
             Co. ..............       1,581,154
     4,200   Eizo Nanao
             Corp. ............         131,680
     5,000   Hisamitsu
             Pharmaceutical
             Co., Inc. ........         153,268
     3,100   Hogy Medical Co.,
             Ltd. .............         162,168
    35,000   Hoya Corp. .......       1,244,050
     9,100   Ichiyoshi
             Securities Co.,
             Ltd. .............         137,567
     4,200   Ito En, Ltd. .....         153,688
     4,900   JSR Corp. ........         123,671
     3,400   Keyence Corp. ....         867,630
       133   KK DaVinci
             Advisors*.........         131,252
     5,500   Mars Engineering
             Corp. ............         175,320
    29,600   Marui Co.,
             Ltd. .............         460,654
       190   Mitsubishi UFJ
             Financial Group,
             Inc. .............       2,654,906
    16,900   Murata
             Manufacturing Co.,
             Ltd. .............       1,096,607
    15,100   Nidec Corp. ......       1,081,350
   179,500   Nissan Motor Co.,
             Ltd. .............       1,959,521
    12,700   Nissen Co.,
             Ltd. .............         157,939
       129   NIWS Co., HQ,
             Ltd.*.............         110,180
    97,500   Nomura Holdings,
             Inc. .............       1,826,449
    10,500   OSG Corp. ........         176,704
     5,200   Rinnai Corp. .....         137,601
     3,200   Secom Techno
             Service Co.,
             Ltd. .............         147,836
     5,170   Shoei Co.,
             Ltd. .............         156,674
       131   Sumitomo Mitsui
             Financial Group,
             Inc. .............       1,384,306
   119,000   Sumitomo Trust &
             Banking Co.,
             Ltd. .............       1,299,070
    15,000   Suruga Bank,
             Ltd. .............         202,000
     5,600   Takamatsu
             Corp. ............         107,838



--------------------------------------------------------------------------------
54

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             JAPAN (CONTINUED)
    29,400   Takeda
             Pharmaceutical
             Co., Ltd. ........  $    1,828,112
    40,000   THK Co., Ltd. ....       1,191,214
   307,000   Tokyo Gas Co.,
             Ltd. .............       1,445,116
     1,750   USS Co., Ltd. ....         115,541
    85,000   Yamato Holdings
             Co., Ltd. ........       1,506,921
                                   ------------
                                     25,423,694
                                   ------------
             MEXICO - 0.87%
     6,408   Cemex S.A. de
             C.V., ADR*........         365,046
     8,080   Desarrolladora
             Homex S.A. de
             C.V., ADR*........         265,105
    59,800   Grupo Mexico SAB
             de C.V. ..........         171,650
    10,600   Grupo Televisa
             S.A., ADR.........         204,686
    54,100   Kimberly-Clark de
             Mexico S.A. de
             C.V., Class A.....         172,160
                                   ------------
                                      1,178,647
                                   ------------
             MOROCCO - 0.16%
    15,600   Maroc Telecom.....         210,310
                                   ------------
             NETHERLANDS - 2.16%
     2,887   Boskalis
             Westminster.......         195,710
     7,092   Fugro N.V. .......         305,588
     1,901   Hunter Douglas
             N.V. .............         127,897
     5,448   SBM Offshore
             N.V. .............         145,082
    49,538   TNT N.V. .........       1,771,195
    11,900   Trader Media East
             Ltd., GDR*........         111,860
     3,375   USG People
             N.V. .............         257,902
                                   ------------
                                      2,915,234
                                   ------------
             NORWAY - 1.30%
    10,500   Acergy S.A.*......         159,795
    55,900   Statoil ASA.......       1,584,714
                                   ------------
                                      1,744,509
                                   ------------
             PERU - 0.14%
     6,200   Credicorp,
             Ltd. .............         185,752
                                   ------------
             PHILIPPINES - 0.18%
     7,000   Philippine Long
             Distance Telephone
             Co., ADR..........         241,640
                                   ------------
             RUSSIA - 0.37%
     7,100   Evraz Group S.A.,
             GDR...............         177,145
    11,000   Mobile Telesystems
             OJSC, ADR*........         323,840
                                   ------------
                                        500,985
                                   ------------
             SOUTH AFRICA - 1.00%
    17,185   Aquarius Platinum,
             Ltd. .............         255,755

Shares                           Value (Note 2)
------                           --------------
             SOUTH AFRICA (CONTINUED)
    46,200   Edgars
             Consolidated
             Stores, Ltd. .....  $      186,722
    16,492   Kumba Resources,
             Ltd. .............         294,706
    69,294   Murray & Roberts
             Holdings, Ltd. ...         245,717
    33,230   Sanlam, Ltd. .....          67,267
   100,922   Steinhoff
             International
             Holdings, Ltd. ...         300,808
                                   ------------
                                      1,350,975
                                   ------------
             SOUTH KOREA - 2.14%
     1,050   Hite Brewery Co.,
             Ltd. .............         105,028
     1,490   Hyundai Motor
             Co. ..............         126,581
    13,800   Kangwon Land,
             Inc. .............         235,636
     8,201   Kookmin Bank......         674,232
     7,200   KT Corp., ADR.....         154,440
     2,600   LG Electronics,
             Inc. .............         157,576
     4,000   LG Household &
             Health Care,
             Ltd. .............         345,296
     2,330   Samsung
             Electronics Co.,
             Ltd., GDR (C).....         732,203
     3,400   Shinhan Financial
             Group Co.,
             Ltd. .............         159,473
     2,900   SK Corp. .........         186,456
                                   ------------
                                      2,876,921
                                   ------------
             SPAIN - 1.87%
     5,500   Abengoa S.A. .....         133,325
    99,962   Banco Bilbao
             Vizcaya Argentaria
             S.A. .............       2,054,003
     9,000   Indra Sistemas
             S.A. .............         176,535
     6,200   Prosegur Cia de
             Seguridad S.A. ...         154,492
                                   ------------
                                      2,518,355
                                   ------------
             SWEDEN - 1.32%
    15,740   Elekta AB, Class
             B.................         266,158
    13,000   Getinge AB........         220,727
    14,100   Lindex AB.........         200,317
     9,200   Swedish Match
             AB................         147,918
   285,000   Telefonaktiebolaget
             LM Ericsson.......         940,151
                                   ------------
                                      1,775,271
                                   ------------
             SWITZERLAND - 7.94%
    27,247   Compagnie
             Financiere
             Richemont AG,
             Class A...........       1,245,730
    42,430   Credit Suisse
             Group.............       2,369,443
       130   Geberit AG........         150,076
    12,000   Julius Baer
             Holding AG........       1,040,454
     3,369   Nestle S.A. ......       1,056,208
    57,997   Novartis AG.......       3,134,589



--------------------------------------------------------------------------------
                                                                              55

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                      COMMON STOCKS (CONTINUED)
-----------------------------------------------
             SWITZERLAND (CONTINUED)
       126   Sika AG*..........  $      139,903
     7,110   Zurich Financial
             Services AG.......       1,555,684
                                   ------------
                                     10,692,087
                                   ------------
             TAIWAN - 1.18%
    63,580   Advantech Co.,
             Ltd. .............         182,277
   399,243   Chinatrust
             Financial Holding
             Co. ..............         331,166
     3,100   Chunghwa Telecom
             Co., Ltd., ADR....          57,257
   329,000   Fubon Financial
             Holding Co.,
             Ltd. .............         284,589
    54,186   HON HAI Precision
             Industry Co.,
             Ltd. .............         334,797
   182,873   Taiwan
             Semiconductor
             Manufacturing Co.,
             Ltd. .............         329,934
     8,137   Taiwan
             Semiconductor
             Manufacturing Co.,
             Ltd., ADR.........          74,697
                                   ------------
                                      1,594,717
                                   ------------
             THAILAND - 0.07%
   137,500   Thai Union Frozen
             Products PCL......          90,982
                                   ------------
             TURKEY - 0.49%
    21,027   Enka Insaat ve
             Sanayi AS.........         153,840
    39,618   Turkcell Iletisim
             Hizmet AS.........         181,161
    27,751   Turkcell Iletisim
             Hizmet AS, ADR....         329,131
                                   ------------
                                        664,132
                                   ------------
             UNITED KINGDOM - 15.37%
   125,073   BAE Systems PLC...         854,968
   180,723   Barclays PLC......       2,053,116
    86,700   BP PLC............       1,010,607
    10,289   Bunzl PLC.........         117,460
    25,759   Cattles PLC.......         156,795
   145,700   Diageo PLC........       2,449,855
    44,552   Enodis PLC........         177,910
     8,300   Enterprise Inns
             PLC...............         145,467
    21,065   Erinaceous Group
             PLC...............         116,832
    23,410   Filtrona PLC......         125,943
    98,124   Gallaher Group
             PLC...............       1,532,887
    41,556   Imperial Tobacco
             Group PLC.........       1,282,237
    12,400   Intertek Group
             PLC...............         160,472
   105,900   Lloyds TSB Group
             PLC...............       1,040,585
     5,443   Man Group PLC.....         256,399

Shares                           Value (Note 2)
------                           --------------
             UNITED KINGDOM (CONTINUED)
   147,066   Marks & Spencer
             Group PLC.........  $    1,595,984
   204,712   National Grid
             PLC...............       2,213,999
     9,700   Northgate PLC.....         187,578
   327,688   Old Mutual PLC....         988,990
     9,400   Premier Oil
             PLC*..............         167,266
    28,000   Reckitt Benckiser
             PLC...............       1,045,653
   104,631   Regus Group
             PLC*..............         211,813
     6,850   Signet Group PLC,
             ADR...............         121,724
   253,700   Tesco PLC.........       1,566,553
   459,645   Vodafone Group
             PLC...............         979,358
    12,300   William Hill
             PLC...............         142,464
                                   ------------
                                     20,702,915
                                   ------------
             TOTAL COMMON STOCKS
             ( Cost
             $107,455,230 )....     127,964,242
                                   ------------

                      COMMON STOCK UNIT - 0.16%
-----------------------------------------------
             IRELAND - 0.16%
    16,736   Grafton Group
             PLC*..............         210,653
                                   ------------
             TOTAL COMMON STOCK UNIT
             ( Cost
             $171,496 )........         210,653
                                   ------------

                       PREFERRED STOCKS - 1.77%
-----------------------------------------------
             BRAZIL - 1.33%
 5,600,000   AES Tiete S.A. ...         134,472
    10,400   Bradespar S.A. ...         355,391
     6,720   Cia de Bebidas das
             Americas, ADR.....         277,200
    22,828   Cia Vale do Rio
             Doce..............         464,677
     8,400   Iochpe Maxion
             S.A. .............          81,459
   112,200   Klabin S.A. ......         262,690
    10,920   Telemar Norte
             Leste S.A. .......         218,854
                                   ------------
                                      1,794,743
                                   ------------
             GREECE - 0.11%
     5,631   Motor Oil Hellas
             Corinth Refineries
             S.A. .............         149,956
                                   ------------
             SOUTH KOREA - 0.33%
     3,540   Hyundai Motor
             Co. ..............         172,010
    13,800   Lotte Shopping
             Co., Ltd., GDR
             (C)*..............         264,408
                                   ------------
                                        436,418
                                   ------------
             TOTAL PREFERRED STOCKS
             ( Cost
             $2,056,345 )......       2,381,117
                                   ------------



--------------------------------------------------------------------------------
56

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

Shares                           Value (Note 2)
------                           --------------
                    WARRANTS AND RIGHTS - 0.03%
-----------------------------------------------
             FRANCE - 0.03%
    47,653   AXA S.A. Exp.
             06/30/06 (Exercise
             Price $24.15)*....  $       40,190
                                   ------------
             JAPAN - 0.00%
       120   Belluna Co., Ltd.
             Exp. 12/31/30
             (Exercise Price
             $31.98) (L)*......             184
                                   ------------
             TOTAL WARRANTS AND RIGHTS
             ( Cost $113 ).....          40,374
                                   ------------

                     INVESTMENT COMPANY - 2.95%
-----------------------------------------------
             UNITED STATES - 2.95%
 3,975,664   SSgA Prime Money
             Market Fund.......       3,975,664
                                   ------------
             TOTAL INVESTMENT COMPANY
             ( Cost
             $3,975,664 )......       3,975,664
                                   ------------

                     TOTAL INVESTMENTS - 99.92%
-----------------------------------------------
( Cost $113,658,848** )...........  134,572,050

       NET OTHER ASSETS AND LIABILITIES - 0.08%
-----------------------------------------------
                                        113,611

                     TOTAL NET ASSETS - 100.00%
-----------------------------------------------
                                 $  134,685,661

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $114,019,734.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (L) Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see note 2).
 ADR American Depository Receipt.
 GDR Global Depository Receipt.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
                                                                              57

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets

                      % of Net Assets
                      ---------------
Banks                           18.5%
Oil, Gas & Consumable
Fuels                            6.8%
Pharmaceuticals                  5.9%
Insurance                        4.5%
Diversified Financial
Services                         4.3%
Automobiles                      4.2%
Media                            3.8%
Diversified
Telecommunication
Services                         3.6%
Beverages                        3.4%
Electronic Equipment &
Instruments                      3.3%
Net Other Assets less
Liabilities                      3.0%
Electric Utilities               2.9%
Multiline Retail                 2.6%
Tobacco                          2.5%
Electrical Equipment             2.5%
Road & Rail                      2.3%
Construction Materials           2.1%
Commercial Services &
Supplies                         1.4%
Machinery                        1.4%
Metals & Mining                  1.4%
Air Freight & Logistics          1.3%
Wireless
Telecommunication
Services                         1.3%
Food & Staples Retailing         1.2%
Textiles, Apparel &
Luxury Goods                     1.2%
Gas Utilities                    1.1%
Semiconductors &
Semiconductor Equipment          1.1%

                      % of Net Assets
                      ---------------
Household Products               1.0%
Construction &
Engineering                      0.9%
Food Products                    0.9%
Health Care Providers &
Services                         0.8%
Household Durables               0.8%
Communications Equipment         0.7%
Hotels, Restaurants &
Leisure                          0.7%
Aerospace & Defense              0.6%
Real Estate Management &
Development                      0.6%
Specialty Retail                 0.6%
Chemicals                        0.5%
Health Care Equipment &
Supplies                         0.5%
Building Products                0.4%
Distributors                     0.4%
Energy Equipment &
Services                         0.4%
Transportation
Infrastructure                   0.4%
IT Services                      0.3%
Office Electronics               0.3%
Personal Products                0.3%
Auto Components                  0.2%
Industrial Conglomerates         0.2%
Materials                        0.2%
Paper & Forest Products          0.2%
Computers & Peripherals          0.1%
Internet & Catalog
Retail                           0.1%
Internet Software &
Services                         0.1%
Leisure Equipment &
Products                         0.1%
Marine                           0.1%
                          -----------
                               100.0%
                          -----------
                          -----------



--------------------------------------------------------------------------------
58

                See accompanying Notes to Financial Statements.

                     This page is left blank intentionally.



--------------------------------------------------------------------------------
                                                                              59

                See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------------------
                                     MONEY MARKET              BOND         HIGH INCOME         BALANCED
                                             FUND              FUND                FUND             FUND
ASSETS:
Investments in securities, at
  value*                          $    90,448,937      $780,220,407    $    170,069,600     $825,286,590
Foreign currency, at value**                    -                 -                   -                -
Receivables:
  Investments sold                              -                 -             297,378        2,444,490
  Fund shares sold                              -         1,020,165             184,245                -
  Dividends and interest                  117,485         6,151,144           2,666,619        3,298,971
Other assets                                    -            12,837               9,210            7,462
                                  ----------------------------------------------------------------------
    Total Assets                       90,566,422       787,404,553         173,227,052      831,037,513
                                  ----------------------------------------------------------------------
LIABILITIES:
Payable to custodian                            -                 -                   -                -
Payables:
  Investments purchased                         -                 -           3,716,390       11,796,310
  Upon return of securities
    loaned                                      -       151,749,171          27,303,238       88,174,349
  Fund shares redeemed                    494,912           166,666                   -          782,265
  Accrued management fees                  33,058           285,356              88,577          421,007
  Accrued expenses and other
    payables                                6,321            16,433               9,318           19,345
                                  ----------------------------------------------------------------------
    Total Liabilities                     534,291       152,217,626          31,117,523      101,193,276
                                  ----------------------------------------------------------------------
Net assets applicable to
  outstanding capital stock       $    90,032,131      $635,186,927    $    142,109,529     $729,844,237
                                  ----------------------------------------------------------------------
REPRESENTED BY:
  Capital stock and additional
    paid-in capital               $    90,032,131      $652,924,591    $    139,605,689     $638,847,229
  Accumulated undistributed net
    investment income (loss)                    -        14,500,836           5,052,969        8,770,776
  Accumulated net realized gain
    (loss) on investments and
    foreign currency related
    transactions                                -       (14,220,074)           (132,449)      13,405,117
  Unrealized appreciation
    (depreciation) of investments
    (including appreciation
    (depreciation) of foreign
    currency related
    transactions)                               -       (18,018,426)         (2,416,680)      68,821,115
                                  ----------------------------------------------------------------------
Total net assets - representing
  net assets applicable to
  outstanding capital stock       $    90,032,131      $635,186,927    $    142,109,529     $729,844,237
                                  ----------------------------------------------------------------------
Number of Class Z Shares issued
  and outstanding                      90,032,131        62,973,671          13,940,017       37,555,114
                                  ----------------------------------------------------------------------
Net asset value per share of
  outstanding capital stock,
  offering price and redemption
  price                           $          1.00      $      10.09    $          10.19     $      19.43
                                  ----------------------------------------------------------------------
*Cost of Investments              $    90,448,937      $798,238,833    $    172,486,280     $756,465,475
                                  ----------------------------------------------------------------------
**Cost of Foreign Currency        $             -      $          -    $              -     $          -
                                  ----------------------------------------------------------------------



--------------------------------------------------------------------------------
60

                See accompanying Notes to Financial Statements.

  -------------------------------------------------------------------------------------------------------
        LARGE CAP        LARGE CAP          MID CAP          MID CAP              GLOBAL    INTERNATIONAL
       VALUE FUND      GROWTH FUND       VALUE FUND      GROWTH FUND     SECURITIES FUND       STOCK FUND
  $ 1,287,559,912   $  695,247,802   $  368,319,534   $  447,703,104   $      50,752,227   $  134,572,050
                -                -                -                -              30,399           63,661
       24,001,578        6,329,008       24,152,958        5,708,265              16,295          152,674
          838,704          361,496          894,006          204,627             317,203          236,039
        1,601,750          449,551          389,181           44,437              88,931          280,930
            4,084            5,625            8,558           63,799              11,131           72,315
  -------------------------------------------------------------------------------------------------------
    1,314,006,028      702,393,482      393,764,237      453,724,232          51,216,186      135,377,669
  -------------------------------------------------------------------------------------------------------
                -                -        1,210,333                -                   1                -
       30,262,316       10,040,037       31,241,807        2,555,278               6,223          552,185
       25,977,742       36,201,103       46,311,872       82,091,657           1,374,952                -
          166,667          435,116                -          430,874              98,404                -
          610,720          427,404          253,008          254,443              37,535          127,255
           28,224           17,927           10,867           12,288               5,561           12,568
  -------------------------------------------------------------------------------------------------------
       57,045,669       47,121,587       79,027,887       85,344,540           1,522,676          692,008
  -------------------------------------------------------------------------------------------------------
  $ 1,256,960,359   $  655,271,895   $  314,736,350   $  368,379,692   $      49,693,510   $  134,685,661
  -------------------------------------------------------------------------------------------------------
  $   974,161,711   $  672,046,549   $  243,044,052   $  301,128,755   $      38,807,213   $  101,346,586
       12,305,544        1,498,045        1,410,269           (2,585)            326,605        1,359,624
       53,362,411      (36,659,350)      33,551,770       86,006,096           1,774,927       11,070,896
      217,130,693       18,386,651       36,730,259      (18,752,574)          8,784,765       20,908,555
  -------------------------------------------------------------------------------------------------------
  $ 1,256,960,359   $  655,271,895   $  314,736,350   $  368,379,692   $      49,693,510   $  134,685,661
  -------------------------------------------------------------------------------------------------------
       37,912,602       33,232,481       17,165,072       54,684,781           3,727,101       10,036,006
  -------------------------------------------------------------------------------------------------------
  $         33.15   $        19.72   $        18.34   $         6.74   $           13.33   $        13.42
  -------------------------------------------------------------------------------------------------------
  $ 1,070,429,219   $  676,861,151   $  331,589,275   $  466,455,677   $      41,965,450   $  113,658,848
  -------------------------------------------------------------------------------------------------------
  $             -   $            -   $            -   $            -   $          30,074   $       62,794
  -------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              61

                See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------------
                                   MONEY MARKET           BOND    HIGH INCOME       BALANCED
                                           FUND           FUND           FUND           FUND
INVESTMENT INCOME:
  Interest                         $  2,129,484   $ 15,730,019   $  5,350,495   $  6,499,359
  Dividend                                    -              -         83,673      4,661,164
    Less: Foreign taxes withheld              -              -         (2,323)        (3,714)
  Securities lending income                   -        102,079         31,317         51,254
                                   ---------------------------------------------------------
    Total investment income           2,129,484     15,832,098      5,463,162     11,208,063
                                   ---------------------------------------------------------
EXPENSES:
Management fees                         208,442      1,719,374        521,112      2,662,901
Trustees' fees                            1,245          5,108          1,477          6,525
Audit and Tax fees                        4,361          7,202          6,818          7,845
Compliance expense                        1,351          6,769          1,779          8,359
                                   ---------------------------------------------------------
  Total expenses                        215,399      1,738,453        531,186      2,685,630
                                   ---------------------------------------------------------
NET INVESTMENT INCOME (LOSS)          1,914,085     14,093,645      4,931,976      8,522,433
                                   ---------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS)
ON INVESTMENTS:
Net realized gain (loss) on
  investments (including net
  realized gain (loss) on foreign
  currency related transactions)*             -       (614,669)       170,849     17,425,090
Net increase from payment by
  affiliates**                                -              -              -          8,273
Net change in unrealized
  depreciation on investments
  (including net unrealized
  appreciation (depreciation) on
  foreign currency related
  transactions)***                            -    (18,461,932)    (2,615,028)   (24,134,518)
                                   ---------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
(LOSS)
ON INVESTMENTS                                -    (19,076,601)    (2,444,179)    (6,701,155)
                                   ---------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS
FROM OPERATIONS                    $  1,914,085   $ (4,982,956)  $  2,487,797   $  1,821,278
                                   ---------------------------------------------------------

----------------------------------

* Includes foreign capital gains taxes paid of $860 for the International Stock Fund.

** See Note 3.

***Net of deferred foreign capital gains taxes of $2,664 and $10,899 for the Global Securities and International Stock Funds, respectively.



--------------------------------------------------------------------------------
62

                See accompanying Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------
          LARGE CAP           LARGE CAP             MID CAP             MID CAP              GLOBAL       INTERNATIONAL
         VALUE FUND         GROWTH FUND          VALUE FUND         GROWTH FUND     SECURITIES FUND          STOCK FUND
    $       323,031     $       168,965      $    137,235       $       248,020     $        22,997     $       104,839
         15,413,977           3,921,173         2,686,282             1,407,515             528,827           2,393,708
             (2,580)            (32,021)           (1,518)              (46,394)            (42,712)           (256,220)
             21,141              35,608            61,281                32,931               1,852                   -
-----------------------------------------------------------------------------------------------------------------------------
         15,755,569           4,093,725         2,883,280             1,642,072             510,964           2,242,327
-----------------------------------------------------------------------------------------------------------------------------
          3,768,802           2,708,545         1,502,535             1,630,679             225,946             751,073
             10,051               5,848             2,540                 3,272                 824               1,294
              9,309               7,564             6,190                 6,327               1,624               1,819
             13,513               7,546             3,447                 4,379                 867               1,647
-----------------------------------------------------------------------------------------------------------------------------
          3,801,675           2,729,503         1,514,712             1,644,657             229,261             755,833
-----------------------------------------------------------------------------------------------------------------------------
         11,953,894           1,364,222         1,368,568                (2,585)            281,703           1,486,494
-----------------------------------------------------------------------------------------------------------------------------
         56,280,637          24,246,031        33,242,800            80,403,467           1,450,342           9,852,073
                  -                   -                 -                     -                   -                   -
         (8,466,390)        (33,676,019)      (18,038,637)          (81,308,923)           (339,274)         (2,219,762)
-----------------------------------------------------------------------------------------------------------------------------
         47,814,247          (9,429,988)       15,204,163              (905,456)          1,111,068           7,632,311
-----------------------------------------------------------------------------------------------------------------------------
    $    59,768,141     $    (8,065,766)     $ 16,572,731       $      (908,041)    $     1,392,771     $     9,118,805
-----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              63

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------
                                      MONEY MARKET FUND                        BOND FUND
                              ----------------------------------   ----------------------------------
                              SIX MONTHS ENDED                     SIX MONTHS ENDED
                               JUNE 30, 2006      YEAR ENDED        JUNE 30, 2006      YEAR ENDED
                                (UNAUDITED)    DECEMBER 31, 2005     (UNAUDITED)    DECEMBER 31, 2005
OPERATIONS:
  Net investment income         $  1,914,085     $   3,569,813       $ 14,093,645     $ 24,334,130
  Net realized gain (loss) on
    investments                            -                 -           (614,669)      (1,022,703)
  Net increase from payment
    by affiliates*                         -                 -                  -                -
  Net change in unrealized
    depreciation on
    investments                            -                 -        (18,461,932)      (8,458,566)
                              -----------------------------------------------------------------------
    Increase (decrease) in
      net assets from
      operations                   1,914,085         3,569,813         (4,982,956)      14,852,861
                              -----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income           (1,914,085)       (3,569,813)                 -      (25,187,481)
                              -----------------------------------------------------------------------
    Change in net assets from
      distributions               (1,914,085)       (3,569,813)                 -      (25,187,481)
                              -----------------------------------------------------------------------
CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of
    shares                        39,327,456        73,648,677         37,536,662       72,846,545
  Net asset value of shares
    issued in reinvestment of
    distributions                  1,914,085         3,569,812                  -       25,187,481
                              -----------------------------------------------------------------------
                                  41,241,541        77,218,489         37,536,662       98,034,026
  Cost of shares repurchased     (45,846,318)     (111,585,478)       (21,342,585)     (37,879,319)
                              -----------------------------------------------------------------------
    Net increase (decrease)
      in net assets from
      capital share
      transactions                (4,604,777)      (34,366,989)        16,194,077       60,154,707
                              -----------------------------------------------------------------------
Total increase (decrease) in
  net assets                      (4,604,777)      (34,366,989)        11,211,121       49,820,087
                              -----------------------------------------------------------------------
NET ASSETS:
  Beginning of year               94,636,908       129,003,897        623,975,806      574,155,719
                              -----------------------------------------------------------------------
  End of year                   $ 90,032,131     $  94,636,908       $635,186,927     $623,975,806
                              -----------------------------------------------------------------------
Undistributed net investment
  income included in net
  assets                        $          -     $           -       $ 14,500,836     $    407,191
                              -----------------------------------------------------------------------
OTHER INFORMATION:
Class Z Capital Share
  transactions:
  Shares sold                     39,327,456        73,648,677          3,708,100        6,996,067
  Shares issued in
    reinvestment of
    distributions                  1,914,085         3,569,812                  -        2,473,567
                              -----------------------------------------------------------------------
                                  41,241,541        77,218,489          3,708,100        9,469,634
  Shares redeemed                (45,846,318)     (111,585,478)        (2,113,783)      (3,620,161)
                              -----------------------------------------------------------------------
  Net increase (decrease) in
    shares outstanding            (4,604,777)      (34,366,989)         1,594,317        5,849,473
                              -----------------------------------------------------------------------

----------------------------------
*See Note 3.



--------------------------------------------------------------------------------
64

                See accompanying Notes to Financial Statements.

               HIGH INCOME FUND                          BALANCED FUND                         LARGE CAP VALUE FUND
    --------------------------------------   --------------------------------------   --------------------------------------
    SIX MONTHS ENDED                         SIX MONTHS ENDED                         SIX MONTHS ENDED
      JUNE 30, 2006         YEAR ENDED         JUNE 30, 2006         YEAR ENDED         JUNE 30, 2006         YEAR ENDED
       (UNAUDITED)      DECEMBER 31, 2005       (UNAUDITED)      DECEMBER 31, 2005       (UNAUDITED)      DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------------------------------
      $  4,931,976         $  8,158,425        $  8,522,433         $ 17,145,009       $   11,953,894       $   21,096,250
           170,849              (55,467)         17,425,090           34,758,254           56,280,637           47,262,731
                 -                    -               8,273                    -                    -                    -
        (2,615,028)          (4,831,959)        (24,134,518)         (21,835,267)          (8,466,390)          (1,814,129)
--------------------------------------------------------------------------------------------------------------------------------
         2,487,797            3,270,999           1,821,278           30,067,996           59,768,141           66,544,852
--------------------------------------------------------------------------------------------------------------------------------
                 -           (8,189,568)                  -          (17,769,981)                   -          (21,292,637)
--------------------------------------------------------------------------------------------------------------------------------
                 -           (8,189,568)                  -          (17,769,981)                   -          (21,292,637)
--------------------------------------------------------------------------------------------------------------------------------
        11,228,597           20,027,643           8,047,641           36,861,655           20,650,997           49,472,499
                 -            8,189,568                   -           17,769,981                    -           21,292,637
--------------------------------------------------------------------------------------------------------------------------------
        11,228,597           28,217,211           8,047,641           54,631,636           20,650,997           70,765,136
        (5,638,920)          (7,584,937)        (65,325,565)         (67,484,769)         (63,327,190)         (81,230,522)
--------------------------------------------------------------------------------------------------------------------------------
         5,589,677           20,632,274         (57,277,924)         (12,853,133)         (42,676,193)         (10,465,386)
--------------------------------------------------------------------------------------------------------------------------------
         8,077,474           15,713,705         (55,456,646)            (555,118)          17,091,948           34,786,829
--------------------------------------------------------------------------------------------------------------------------------
       134,032,055          118,318,350         785,300,883          785,856,001        1,239,868,411        1,205,081,582
--------------------------------------------------------------------------------------------------------------------------------
      $142,109,529         $134,032,055        $729,844,237         $785,300,883       $1,256,960,359       $1,239,868,411
--------------------------------------------------------------------------------------------------------------------------------
      $  5,052,969         $    120,993        $  8,770,776         $    248,343       $   12,305,544       $      351,650
--------------------------------------------------------------------------------------------------------------------------------
         1,100,915            1,929,477             409,791            1,916,299              630,118            1,606,506
                 -              818,241                   -              912,310                    -              670,800
--------------------------------------------------------------------------------------------------------------------------------
         1,100,915            2,747,718             409,791            2,828,609              630,118            2,277,306
          (554,036)            (732,661)         (3,324,706)          (3,487,864)          (1,925,353)          (2,617,285)
--------------------------------------------------------------------------------------------------------------------------------
           546,879            2,015,057          (2,914,915)            (659,255)          (1,295,235)            (339,979)
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              65

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                        LARGE CAP GROWTH FUND                  MID CAP VALUE FUND
                                  ----------------------------------   ----------------------------------
                                  SIX MONTHS ENDED                     SIX MONTHS ENDED
                                   JUNE 30, 2006      YEAR ENDED        JUNE 30, 2006      YEAR ENDED
                                    (UNAUDITED)    DECEMBER 31, 2005     (UNAUDITED)    DECEMBER 31, 2005
---------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $  1,364,222     $  5,921,124        $  1,368,568     $  1,499,736
 Net realized gain on investments     24,246,031       77,473,653          33,242,800       12,530,913
 Net change in unrealized
   appreciation (depreciation) on
   investments                       (33,676,019)     (66,887,523)        (18,038,637)      10,903,068
                                  -----------------------------------------------------------------------
   Increase (decrease) in net
     assets from operations           (8,065,766)      16,507,254          16,572,731       24,933,717
                                  -----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                         -       (6,310,154)                  -       (1,627,429)
 Realized gains on investments                 -                -                   -      (13,318,365)
                                  -----------------------------------------------------------------------
   Change in net assets from
     distributions                             -       (6,310,154)                  -      (14,945,794)
                                  -----------------------------------------------------------------------
CLASS Z SHARE TRANSACTIONS:
 Proceeds from sale of shares         14,948,227       31,909,564          32,398,479       45,306,662
 Net asset value of shares issued
   in reinvestment of
   distributions                               -        6,310,154                   -       14,945,794
                                  -----------------------------------------------------------------------
                                      14,948,227       38,219,718          32,398,479       60,252,456
 Cost of shares repurchased          (40,422,205)     (53,366,921)         (9,513,514)     (13,021,409)
                                  -----------------------------------------------------------------------
   Net increase (decrease) in net
     assets from capital share
     transactions                    (25,473,978)     (15,147,203)         22,884,965       47,231,047
                                  -----------------------------------------------------------------------
Total increase (decrease) in net
 assets                              (33,539,744)      (4,950,103)         39,457,696       57,218,970
                                  -----------------------------------------------------------------------
NET ASSETS:
 Beginning of year                   688,811,639      693,761,742         275,278,654      218,059,684
                                  -----------------------------------------------------------------------
 End of year                        $655,271,895     $688,811,639        $314,736,350     $275,278,654
                                  -----------------------------------------------------------------------
Undistributed net investment
 income included in net assets      $  1,498,045     $    133,823        $  1,410,269     $     41,701
                                  -----------------------------------------------------------------------
OTHER INFORMATION:
Class Z Capital Share
 transactions:
 Shares sold                             735,914        1,621,706           1,778,243        2,659,915
 Shares issued in reinvestment of
   distributions                               -          313,847                   -          858,822
                                  -----------------------------------------------------------------------
                                         735,914        1,935,553           1,778,243        3,518,737
 Shares redeemed                      (1,988,548)      (2,698,813)           (525,590)        (755,653)
                                  -----------------------------------------------------------------------
 Net increase (decrease) in
   shares outstanding                 (1,252,634)        (763,260)          1,252,653        2,763,084
                                  -----------------------------------------------------------------------



--------------------------------------------------------------------------------
66

                See accompanying Notes to Financial Statements.

             MID CAP GROWTH FUND                       GLOBAL SECURITIES FUND                    INTERNATIONAL STOCK FUND
    --------------------------------------     --------------------------------------     --------------------------------------
    SIX MONTHS ENDED                           SIX MONTHS ENDED                           SIX MONTHS ENDED
     JUNE 30, 2006          YEAR ENDED          JUNE 30, 2006          YEAR ENDED          JUNE 30, 2006          YEAR ENDED
      (UNAUDITED)        DECEMBER 31, 2005       (UNAUDITED)        DECEMBER 31, 2005       (UNAUDITED)        DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------------------------------
      $     (2,585)         $   (429,724)        $   281,703           $   277,439          $  1,486,494          $  1,316,091
        80,403,467            27,566,260           1,450,342             1,825,787             9,852,073             7,102,228
       (81,308,923)            2,972,824            (339,274)            2,869,918            (2,219,762)            6,148,261
--------------------------------------------------------------------------------------------------------------------------------
          (908,041)           30,109,360           1,392,771             4,973,144             9,118,805            14,566,580
--------------------------------------------------------------------------------------------------------------------------------
                 -                (2,416)                  -              (281,616)                    -            (1,238,822)
                 -           (33,333,764)                  -              (446,500)                    -            (5,789,722)
--------------------------------------------------------------------------------------------------------------------------------
                 -           (33,336,180)                  -              (728,116)                    -            (7,028,544)
--------------------------------------------------------------------------------------------------------------------------------
        21,964,672            30,180,099           8,084,474            10,785,227            22,102,520            26,432,320
                 -            33,336,180                   -               728,116                     -             7,028,544
--------------------------------------------------------------------------------------------------------------------------------
        21,964,672            63,516,279           8,084,474            11,513,343            22,102,520            33,460,864
       (26,598,319)          (23,041,233)         (2,233,395)           (3,288,184)           (5,017,356)          (10,993,782)
--------------------------------------------------------------------------------------------------------------------------------
        (4,633,647)           40,475,046           5,851,079             8,225,159            17,085,164            22,467,082
--------------------------------------------------------------------------------------------------------------------------------
        (5,541,688)           37,248,226           7,243,850            12,470,187            26,203,969            30,005,118
--------------------------------------------------------------------------------------------------------------------------------
       373,921,380           336,673,154          42,449,660            29,979,473           108,481,692            78,476,574
--------------------------------------------------------------------------------------------------------------------------------
      $368,379,692          $373,921,380         $49,693,510           $42,449,660          $134,685,661          $108,481,692
--------------------------------------------------------------------------------------------------------------------------------
      $     (2,585)         $          -         $   326,605           $    44,902          $  1,359,624          $   (126,870)
--------------------------------------------------------------------------------------------------------------------------------
         3,164,480             4,512,208             596,374               914,007             1,644,749             2,174,329
                 -             4,941,013                   -                56,585                     -               564,730
--------------------------------------------------------------------------------------------------------------------------------
         3,164,480             9,453,221             596,374               970,592             1,644,749             2,739,059
        (3,948,381)           (3,465,269)           (167,716)             (280,836)             (372,699)             (885,684)
--------------------------------------------------------------------------------------------------------------------------------
          (783,901)            5,987,952             428,658               689,756             1,272,050             1,853,375
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              67

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                MONEY MARKET FUND
                                                 -------------------------------------------------------------------------------
                                                   SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                 ENDED 06/30/06   --------------------------------------------------------------
(For a share outstanding throughout the period):  (Unaudited)        2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                $  1.00        $  1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                 -------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                               0.02           0.03          0.01         0.01         0.01         0.04
  Net realized and unrealized gain (loss)                 -              -         0.001(1)     0.001(1)     0.001(1)         -
                                                 -------------------------------------------------------------------------------
   Total from investment operations                    0.02           0.03          0.01         0.01         0.01         0.04
                                                 -------------------------------------------------------------------------------
 DISTRIBUTIONS:
  Distributions from net investment income            (0.02)         (0.03)        (0.01)       (0.01)       (0.01)       (0.04)
                                                 -------------------------------------------------------------------------------
NET ASSET VALUE, end of period                      $  1.00        $  1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                 -------------------------------------------------------------------------------
TOTAL RETURN**                                         2.07%          2.78%         0.92%        0.75%        1.50%        3.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)                $90,032        $94,637      $129,004     $141,376     $177,443     $174,261
Ratio of expenses to average net assets                0.47%(2)       0.46%         0.45%        0.45%        0.45%        0.46%
Ratio of net investment income to average net
  assets                                               4.13%(2)       2.73%         0.90%        0.75%        1.45%        3.51%

                                                                                    BOND FUND
                                                 -------------------------------------------------------------------------------
                                                   SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                 ENDED 06/30/06   --------------------------------------------------------------
(For a share outstanding throughout the period):  (Unaudited)        2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                $  10.17       $  10.34     $  10.43     $  10.59     $  10.20     $  10.15
                                                 -------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                                0.16           0.42         0.42         0.46         0.54         0.62
  Net realized and unrealized gain (loss)              (0.24)         (0.16)       (0.07)       (0.14)        0.32         0.23
                                                 -------------------------------------------------------------------------------
   Total from investment operations                    (0.08)          0.26         0.35         0.32         0.86         0.85
                                                 -------------------------------------------------------------------------------
 DISTRIBUTIONS:
  Distributions from net investment income                 -          (0.43)       (0.44)       (0.48)       (0.47)       (0.59)
  Return of capital                                        -              -            -            -            -        (0.21)
                                                 -------------------------------------------------------------------------------
   Total distributions                                     -          (0.43)       (0.44)       (0.48)       (0.47)       (0.80)
                                                 -------------------------------------------------------------------------------
NET ASSET VALUE, end of period                      $  10.09       $  10.17     $  10.34     $  10.43     $  10.59     $  10.20
                                                 -------------------------------------------------------------------------------
TOTAL RETURN**                                         (0.78)%         2.51%        3.36%        3.05%        8.55%        8.32%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)                $635,187       $623,976     $574,156     $552,311     $553,494     $384,837
Ratios of expenses to average net assets                0.56%(2)       0.56%        0.55%        0.55%        0.55%        0.55%
Ratios of net investment income to average net
  assets                                                4.51%(2)       4.06%        4.02%        4.29%        5.14%        5.91%
Portfolio turnover                                        16%(3)         51%          67%          82%          78%         112%

----------------------------------
 *  Based on average shares outstanding during the year.
** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(1) Amount represents less than $0.005 per share.
(2) Annualized.
(3) Not Annualized.



--------------------------------------------------------------------------------
68

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            HIGH INCOME FUND
                                                 ----------------------------------------------------------------------
                                                   SIX MONTHS                FOR THE YEAR ENDED DECEMBER 31,
                                                 ENDED 6/30/2006   ----------------------------------------------------
(For a share outstanding throughout the period):   (Unaudited)       2005          2004      2003      2002      2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                $  10.01       $  10.40      $  10.16   $  9.04   $  9.41   $  9.86
                                                 ----------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                                0.36           0.68          0.74      0.72      0.71      0.84
  Net Realized and Unrealized Gain (Loss)              (0.18)         (0.42)         0.16      0.93     (0.44)    (0.51)
                                                 ----------------------------------------------------------------------
   Total from investment operations                     0.18           0.26          0.90      1.65      0.27      0.33
                                                 ----------------------------------------------------------------------
 DISTRIBUTIONS:
    Distributions from net investment income               -          (0.65)        (0.66)    (0.53)    (0.64)    (0.78)
                                                 ----------------------------------------------------------------------
   Total distributions                                     -          (0.65)        (0.66)    (0.53)    (0.64)    (0.78)
                                                 ----------------------------------------------------------------------
NET ASSET VALUE, end of period                      $  10.19       $  10.01      $  10.40   $ 10.16   $  9.04   $  9.41
                                                 ----------------------------------------------------------------------
TOTAL RETURN**                                          1.87%          2.51%         8.92%    18.46%     3.06%     3.45%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)                $142,110       $134,032      $118,318   $88,240   $25,850   $17,496
Ratios of expenses to average net assets                0.76%(2)       0.76%         0.76%     0.75%     0.76%     0.77%
Ratios of net investment income to average net
  assets                                                7.10%(2)       6.47%         7.08%     7.29%     7.64%     8.41%
Portfolio Turnover                                        31%(3)         86%(4)        58%       45%       38%       34%

                                                                               BALANCED FUND
                                                 -------------------------------------------------------------------------
                                                   SIX MONTHS                  FOR THE YEAR ENDED DECEMBER 31,
                                                 ENDED 6/30/2006   -------------------------------------------------------
(For a share outstanding throughout the period):   (Unaudited)       2005       2004       2003       2002          2001
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                $  19.40       $  19.11   $  18.04   $  15.85   $  18.42      $  20.45
                                                 -------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                                0.22           0.42       0.43       0.45       0.53          0.58
  Net realized and unrealized gain (loss)              (0.19)          0.32       1.08       2.18      (2.58)        (1.23)
  Net increase from payment by affiliates               0.00(1)           -          -          -          -             -
                                                 -------------------------------------------------------------------------
   Total from investment operations                     0.03           0.74       1.51       2.63      (2.05)        (0.65)
                                                 -------------------------------------------------------------------------
 DISTRIBUTIONS:
  Distributions from net investment income                 -          (0.45)     (0.44)     (0.44)     (0.52)        (0.57)
    Distributions from net realized gains                  -              -          -          -      (0.00)(1)     (0.81)
                                                 -------------------------------------------------------------------------
   Total distributions                                     -          (0.45)     (0.44)     (0.44)     (0.52)        (1.38)
                                                 -------------------------------------------------------------------------
NET ASSET VALUE, end of period                      $  19.43       $  19.40   $  19.11   $  18.04   $  15.85      $  18.42
                                                 -------------------------------------------------------------------------
TOTAL RETURN**(5)                                       0.15%          3.89%      8.34%     16.82%    (11.13)%       (3.07)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)                $729,844       $785,301   $785,856   $712,180   $592,243      $679,548
Ratios of expenses to average net assets                0.71%(2)       0.71%      0.70%      0.70%      0.70%         0.70%
Ratios of net investment income to average net
  assets                                                2.24%(2)       2.18%      2.34%      2.66%      3.12%         3.04%
Portfolio Turnover                                        24%(3)         52%        38%        39%        50%           52%

----------------------------------

 *  Based on average shares outstanding during the year.
** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(1) Amount represents less than ($0.005) per share.
(2) Annualized.
(3) Not Annualized.
(4) Subadvisor change February 28, 2005.
(5) In 2006, the Fund's Total Return included a voluntary reimbursement by the Advisor for a realized investment loss that had no impact on the Total Return.


--------------------------------------------------------------------------------
                                                                              69

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

-----------------------------------------------------------------------------------------------------------
                                                                    LARGE CAP VALUE FUND
                                                 ----------------------------------------------------------
                                                   SIX MONTHS             FOR THE YEAR ENDED DECEMBER 31,
                                                 ENDED 06/30/06          ----------------------------------
(For a share outstanding throughout the period):  (Unaudited)                2005                  2004
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period               $    31.62             $    30.47            $    27.52
                                                 ----------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                                 0.31                   0.54                  0.46
  Net realized and unrealized gain (loss)                1.22                   1.16                  2.95
                                                 ----------------------------------------------------------
   Total from investment operations                      1.53                   1.70                  3.41
                                                 ----------------------------------------------------------
 DISTRIBUTIONS:
  Distributions from net investment income                 --                  (0.55)                (0.46)
  Distributions from net realized gains                    --                     --                    --
  Return of Capital                                        --                     --                    --
                                                 ----------------------------------------------------------
   Total distributions                                     --                  (0.55)                (0.46)
                                                 ----------------------------------------------------------
NET ASSET VALUE, end of period                     $    33.15             $    31.62            $    30.47
                                                 ----------------------------------------------------------
TOTAL RETURN**                                           4.84%                  5.58%                12.43%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)               $1,256,960             $1,239,868            $1,205,082
Ratios of expenses to average net assets                 0.61%(1)               0.61%                 0.60%
Ratio of net investment income to average net
  assets                                                 1.90%(1)               1.74%                 1.67%
Portfolio Turnover                                         26%(2)                 28%                   15%

                                                           LARGE CAP VALUE FUND
                                                  --------------------------------------
                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                  --------------------------------------
(For a share outstanding throughout the period):      2003          2002         2001
------------------------------------------------
------------------------------------------------
NET ASSET VALUE, beginning of period               $    22.20     $  28.73    $    33.41
                                                  --------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                                 0.40         0.35          0.31
  Net realized and unrealized gain (loss)                5.31        (6.53)        (3.88)
                                                  --------------------------------------
   Total from investment operations                      5.71        (6.18)        (3.57)
                                                  --------------------------------------
 DISTRIBUTIONS:
  Distributions from net investment income              (0.39)       (0.35)        (0.31)
  Distributions from net realized gains                    --           --         (0.79)
  Return of Capital                                        --           --         (0.01)
                                                  --------------------------------------
   Total distributions                                  (0.39)       (0.35)        (1.11)
                                                  --------------------------------------
NET ASSET VALUE, end of period                     $    27.52     $  22.20    $    28.73
                                                  --------------------------------------
TOTAL RETURN**                                          25.89%      (21.55)%      (10.71)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)               $1,065,972     $764,895    $1,031,655
Ratios of expenses to average net assets                 0.60%        0.60%         0.60%
Ratio of net investment income to average net
  assets                                                 1.69%        1.39%         1.05%
Portfolio Turnover                                         17%          18%           21%

                                                                              LARGE CAP GROWTH FUND
                                                 -------------------------------------------------------------------------------
                                                   SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                 ENDED 06/30/06   --------------------------------------------------------------
(For a share outstanding throughout the period):  (Unaudited)        2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                $  19.97       $  19.68     $  18.19     $  14.15     $  20.70     $  26.39
                                                 -------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net Investment income*                                0.04           0.17         0.15         0.07         0.04         0.02
  Net realized and unrealized gain (loss)              (0.29)          0.30         1.48         4.05        (6.54)       (2.37)
                                                 -------------------------------------------------------------------------------
   Total from investment operations                    (0.25)          0.47         1.63         4.12        (6.50)       (2.35)
                                                 -------------------------------------------------------------------------------
 DISTRIBUTIONS:
  Distributions from net investment income                --          (0.18)       (0.14)       (0.08)       (0.04)       (0.02)
  Distributions from net realized gains                   --             --           --           --        (0.01)       (3.32)
                                                 -------------------------------------------------------------------------------
   Total distributions                                    --          (0.18)       (0.14)       (0.08)       (0.05)       (3.34)
                                                 -------------------------------------------------------------------------------
NET ASSET VALUE, end of period                      $  19.72       $  19.97     $  19.68     $  18.19     $  14.15     $  20.70
                                                 -------------------------------------------------------------------------------
TOTAL RETURN**                                         (1.29)%         2.42%        8.94%       29.13%      (31.41)%      (9.11)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)                $655,272       $688,812     $693,762     $617,603     $592,512     $871,111
Ratios of expenses to average net assets                0.81%(1)       0.81%        0.80%        0.80%        0.80%        0.80%
Ratios of net investment income to average net
  assets                                                0.40%(1)       0.86%        0.82%        0.47%        0.25%        0.10%
Portfolio Turnover                                        50%(2)         73%          26%          29%          27%          28%

----------------------------------
 *  Based on average shares outstanding during the year.
** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(1) Annualized.
(2) Not Annualized.



--------------------------------------------------------------------------------
70

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               MID CAP VALUE FUND
                                                 -------------------------------------------------------------------------------
                                                   Six Months                    FOR THE YEAR ENDED DECEMBER 31,
                                                 ENDED 06/30/06   --------------------------------------------------------------
(For a share outstanding throughout the period):  (Unaudited)        2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                $  17.30       $  16.58     $  14.66     $  11.22     $  13.94     $  13.77
                                                 -------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                                0.08           0.11         0.18         0.07         0.07         0.05
  Net realized and unrealized gain (loss)               0.96           1.61         2.14         3.43        (2.51)        1.39
                                                 -------------------------------------------------------------------------------
   Total from investment operations                     1.04           1.72         2.32         3.50        (2.44)        1.44
                                                 -------------------------------------------------------------------------------
 DISTRIBUTIONS:
  Distributions from net investment income                 -          (0.11)       (0.15)       (0.06)       (0.06)       (0.11)
  Distributions from net realized gains                    -          (0.89)       (0.25)           -        (0.22)       (1.16)
                                                 -------------------------------------------------------------------------------
   Total distributions                                     -          (1.00)       (0.40)       (0.06)       (0.28)       (1.27)
                                                 -------------------------------------------------------------------------------
NET ASSET VALUE, end of period                      $  18.34       $  17.30     $  16.58     $  14.66     $  11.22     $  13.94
                                                 -------------------------------------------------------------------------------
TOTAL RETURN**                                          5.99%         10.32%       15.86%       31.21%      (17.41)%      11.16%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)                $314,736       $275,279     $218,060     $158,698     $102,589     $105,414
Ratios of expenses to average net assets                1.01%(2)       1.01%        1.00%        1.00%        1.01%        1.01%
Ratios of net investment income to average net
  assets                                                0.91%(2)       0.62%        1.20%        0.57%        0.54%        0.40%
Portfolio Turnover                                        69%(3)         29%          25%          22%          33%          42%

                                                                   MID CAP GROWTH FUND
                                                 --------------------------------------------------------
                                                   SIX MONTHS         FOR THE YEAR ENDED DECEMBER 31,
                                                 ENDED 06/30/06   ---------------------------------------
(For a share outstanding throughout the period):  (Unaudited)        2005         2004            2003
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                $   6.74       $   6.80     $   6.20        $   4.67
                                                 --------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                               (0.00)(1)      (0.01)        0.00(1)        (0.01)
  Net realized and unrealized gain (loss)               0.00(1)        0.59         0.81            1.57
                                                 --------------------------------------------------------
   Total from investment operations                     0.00(1)        0.58         0.81            1.56
                                                 --------------------------------------------------------
 DISTRIBUTIONS:
  Distributions from net investment income                 -              -        (0.00)(1)       (0.00)(1)
  Distributions from net realized gains                    -          (0.64)       (0.21)          (0.03)
  Return of capital                                        -              -            -               -
                                                 --------------------------------------------------------
   Total distributions                                     -          (0.64)       (0.21)          (0.03)
                                                 --------------------------------------------------------
NET ASSET VALUE, end of period                      $   6.74       $   6.74     $   6.80        $   6.20
                                                 --------------------------------------------------------
TOTAL RETURN**                                         (0.06)%         8.75%       13.41%          33.41%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)                $368,380       $373,921     $336,673        $268,929
Ratios of expenses to average net assets                0.86%(2)       0.86%        0.85%           0.85%
Ratios of net investment income to average net
  assets                                                0.00%(2)      (0.13)%       0.04%          (0.19)%
Portfolio Turnover                                       156%(3)         88%          77%            118%

                                                     MID CAP GROWTH FUND
                                                  --------------------------
                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                  --------------------------
(For a share outstanding throughout the period):     2002            2001
------------------------------------------------
NET ASSET VALUE, beginning of period               $  6.24         $  9.04
                                                  --------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                             (0.00)(1)       (0.00)(1)
  Net realized and unrealized gain (loss)            (1.57)          (2.79)
                                                  --------------------------
   Total from investment operations                  (1.57)          (2.79)
                                                  --------------------------
 DISTRIBUTIONS:
  Distributions from net investment income           (0.00)(1)       (0.00)(1)
  Distributions from net realized gains                  -               -
  Return of capital                                      -           (0.01)
                                                  --------------------------
   Total distributions                               (0.00)1         (0.01)
                                                  --------------------------
NET ASSET VALUE, end of period                     $  4.67         $  6.24
                                                  --------------------------
TOTAL RETURN**                                      (25.21)%        (30.89)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)               $75,503         $13,923
Ratios of expenses to average net assets              0.86%           0.87%
Ratios of net investment income to average net
  assets                                              0.03%          (0.07)%
Portfolio Turnover                                     157%            204%

----------------------------------
 *  Based on average shares outstanding during the year.
** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(1) Amount represents less than ($0.005) per share.
(2) Annualized.
(3) Not Annualized.



--------------------------------------------------------------------------------
                                                                              71

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              GLOBAL SECURITIES FUND
                                                 --------------------------------------------------------------------------------
                                                   SIX MONTHS                     FOR THE YEAR ENDED DECEMBER 31,
                                                 ENDED 06/30/06    --------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):  (Unaudited)         2005         2004         2003         2002         2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                $  12.87        $ 11.49      $  9.72      $  6.94      $  8.91      $  9.96
                                                 --------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                                0.08           0.09         0.06         0.05         0.04         0.04
  Net realized and unrealized gain (loss)               0.38           1.52         1.73         2.80        (1.98)       (1.06)
                                                 --------------------------------------------------------------------------------
   Total from investment operations                     0.46           1.61         1.79         2.85        (1.94)       (1.02)
                                                 --------------------------------------------------------------------------------
 DISTRIBUTIONS:
  Distributions from net investment income                 -          (0.09)       (0.02)       (0.07)       (0.03)       (0.03)
  Distributions from net realized gains                    -          (0.14)           -            -            -            -
  Return of capital                                        -              -            -            -            -        (0.00)(1)
                                                 --------------------------------------------------------------------------------
   Total distributions                                     -          (0.23)       (0.02)       (0.07)       (0.03)       (0.03)
                                                 --------------------------------------------------------------------------------
NET ASSET VALUE, end of period                      $  13.33        $ 12.87      $ 11.49      $  9.72      $  6.94      $  8.91
                                                 --------------------------------------------------------------------------------
TOTAL RETURN**                                          3.60%         13.97%       18.42%       41.24%      (21.77)%     (10.32)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)                $ 49,694        $42,450      $29,979      $18,091      $10,174      $11,488
Ratios of expenses to average net assets                0.96%(2)       0.97%        0.96%        0.96%        0.96%        0.97%
Ratios of net investment income to average net
  assets                                                1.18%(2)       0.80%        0.60%        0.66%        0.55%        0.45%
Portfolio Turnover                                        12%(3)         27%          18%          35%          37%          38%

                                                                            INTERNATIONAL STOCK FUND
                                                 -------------------------------------------------------------------------------
                                                   SIX MONTHS                    FOR THE YEAR ENDED DECEMBER 31,
                                                 ENDED 06/30/06   --------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):  (Unaudited)        2005         2004         2003         2002         2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period                $  12.38       $  11.36     $  9.54      $  7.19      $  7.89      $  9.73
                                                 -------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income*                                0.16           0.17        0.12         0.11         0.09         0.07
  Net realized and unrealized gain (loss)               0.88           1.71        1.84         2.30        (0.72)       (1.86)
                                                 -------------------------------------------------------------------------------
   Total from investment operations                     1.04           1.88        1.96         2.41        (0.63)       (1.79)
                                                 -------------------------------------------------------------------------------
 DISTRIBUTIONS:
  Distributions from net investment income                 -          (0.15)      (0.14)       (0.05)       (0.07)       (0.01)
  Distributions from net realized gains                    -          (0.71)          -            -            -            -
  Return of Capital                                        -              -           -        (0.01)           -        (0.04)
                                                 -------------------------------------------------------------------------------
   Total distributions                                     -          (0.86)      (0.14)       (0.06)       (0.07)       (0.05)
                                                 -------------------------------------------------------------------------------
NET ASSET VALUE, end of period                      $  13.42       $  12.38     $ 11.36      $  9.54      $  7.19      $  7.89
                                                 -------------------------------------------------------------------------------
TOTAL RETURN**                                          8.42%         16.53%      20.48%       33.61%       (7.98)%     (18.46)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)                $134,686       $108,482     $78,477      $56,606      $19,959      $18,977
Ratios of expenses to average net assets                1.21%(2)       1.21%       1.21%        1.21%        1.21%        1.22%
Ratios of net investment income to average net
  assets                                                2.37%(2)       1.47%       1.16%        1.38%        1.15%        0.78%
Portfolio Turnover                                        37%(3)         52%         46%          33%          38%          47%

----------------------------------

 *  Based on average shares outstanding during the year.
** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(1) Amount represents less than ($0.005) per share.
(2) Annualized.
(3) Not Annualized.


--------------------------------------------------------------------------------
72

                See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUND

The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with 13 investment portfolios (the "funds"), each with different investment objectives and policies. The funds currently available are the Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Global Securities, International Stock Fund, and the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Allocation Funds"). The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the trustees have authorized the issuance of one class of shares of the funds designated as Class Z. Class Z shares are offered to separate accounts (the "Accounts") of CUNA Mutual Life Insurance Company and to qualified pension and retirement plans of CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Group"). The Fund may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Fund does not offer shares directly to the general public.

The accompanying financial statements include the Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund and International Stock Fund. The financial statements of the Allocation Funds which commenced operations on June 30, 2006 are presented in a separate report.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

PORTFOLIO VALUATION: Securities and other investments are valued as follows:
Equity securities and exchange-traded funds listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Fund or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value (NAV) which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Since the assets of each Allocation Fund consist primarily of shares of the underlying funds, the NAV of each Allocation Fund is determined based on the NAV's of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis.

Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Investment Adviser's Securities Valuation Committee ("the Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

The value of all assets and liabilities denominated in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or do not in the Investment Adviser's opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Adviser and under the general supervision of the Board of Trustees. Because each Allocation Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

need to "fair" value any of the investments of the Allocation Funds. However, an underlying fund may need to fair value one or more of its investments. A fund's investments (or underlying fund) will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated at 3:00 p.m. Central Time. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

FEDERAL INCOME TAXES: It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

EXPENSES: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets.

REPURCHASE AGREEMENTS: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of June 30, 2006, none of the funds had open repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing it rights.

FOREIGN CURRENCY TRANSACTIONS: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Mid Cap Growth, Global Securities and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which are due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. For the six months ended June 30, 2006, none of the funds had open forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
74

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

FUTURES CONTRACTS: Each fund, except the Money Market Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of June 30, 2006, none of the funds have open futures contracts.

DELAYED DELIVERY SECURITIES: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the six months ended June 30, 2006, the Bond Fund, High Income Fund and Balanced Fund entered into such transactions, the market values of which are identified in each fund's Portfolio of Investments.

RECLASSIFICATION ADJUSTMENTS: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Fund has entered into a Management Agreement with MEMBERS Capital Advisors Inc. (MCA), an affiliated company, whereby MCA provides or has arranged to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to the funds. MCA has entered into subadvisory agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income Fund, Mid Cap Growth Fund, Global Securities Fund, International Stock Fund and a portion of the Mid Cap Value Fund.

For services under the Management Agreement, MCA is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.45% for the Money Market Fund, 0.55% for the Bond Fund, 0.75% for the High Income Fund, 0.70% for the Balanced Fund, 0.60% for the Large Cap Value Fund, 0.80% for the Large Cap Growth Fund, 1.00% for the Mid Cap Value Fund, 0.85% for the Mid Cap Growth Fund, 0.95% for the Global Securities Fund, and 1.20% for the International Stock Fund.

The MCA is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds at June 30, 2006 are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid Cap Value Fund and the entire Mid Cap Growth Fund, Oppenheimer Funds, Inc. for the Global Securities Fund and Lazard Asset Management LLC for the International Stock Fund. MCA manages the other portion of the Mid Cap Value Fund, Bond Fund, Balanced Fund, Large Cap Growth Fund, Large Cap Value Fund, and the Money Market Fund.

MCA reimbursed the Balanced Fund during the current period for realized losses resulting from a trading error in the amount of $8,273 or .0002 per share based upon the Fund's shares outstanding as of June 30, 2006.

In addition to the management fee, the Fund is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, tax, compliance and extraordinary expenses as approved by a majority of the disinterested trustees.

Unaffiliated trustees receive from the Fund an attendance fee for each Board or committee meeting attended, with an additional remuneration paid to the "lead" trustee and audit committee chair.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

All shares are distributed through CUNA Brokerage Service, Inc. ("CUNA Brokerage"), an affiliated company, pursuant to a distribution agreement between the Trust and CUNA Brokerage. CUNA Brokerage's principal place of business is located at 5910 Mineral Point Road, Madison, WI 53705.

The Fund has entered into an agreement with CUNA Mutual Life Insurance Company setting forth the terms and conditions pursuant to which the Accounts purchase and redeem shares of the funds. Investments in the Fund by the Accounts are made through either variable annuity or variable life insurance contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to the Money Market Fund, dividends from net investment income and net realized gains are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. The Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Global Securities Fund, International Stock Fund, and the Allocation Funds declare and reinvest dividends from net investment income annually in additional full and fractional shares of the respective funds. Distributions from net realized gains from investment transactions, if any, are distributed and reinvested to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the six months ended June 30, 2006, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                              U.S. GOVERNMENT SECURITIES            OTHER INVESTMENT SECURITIES
                              --------------------------            ---------------------------
FUND                          PURCHASES          SALES              PURCHASES           SALES
----                          ---------          -----              ---------           -----
Bond                         $75,552,029      $60,570,633          $ 24,298,321      $ 33,232,137
High Income                      --               --                 54,516,933        40,955,001
Balanced                      71,784,207       22,469,402           106,206,415       218,419,623
Large Cap Value                  --               --                324,946,375       330,055,347
Large Cap Growth                 --               --                335,833,845       346,686,064
Mid Cap Value                    --               --                238,887,215       205,857,453
Mid Cap Growth                   --               --                585,446,785       584,511,981
Global Securities                --               --                 11,765,530         5,619,423
International Stock              --               --                 63,797,721        45,249,695

6. FOREIGN SECURITIES

Each fund may invest in foreign securities, although only the Mid Cap Growth Fund, Global Securities Fund, and International Stock Fund anticipate having significant investments in such securities, and the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include ADRs, EDRs, GDRs, SDRs and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

--------------------------------------------------------------------------------
76

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. SECURITIES LENDING

Each fund, except the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At June 30, 2006, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. Additionally, the Bond and Balanced Funds received non-cash collateral, which they are not permitted to sell or repledge, in the amounts of $3,559,608 and $6,386,983, respectively. The value of all cash collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statements of Assets and Liabilities.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at June 30, 2006 is as follows:

FUND                   VALUE OF SECURITIES ON LOAN
----                   ---------------------------
Bond                          $152,202,615
High Income                     26,740,974
Balanced                        92,670,619
Large Cap Value                 25,421,601
Large Cap Growth                35,409,052
Mid Cap Value                   45,181,955
Mid Cap Growth                  80,230,251
Global Securities                1,328,791

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                     ORDINARY INCOME                   LONG-TERM CAPITAL GAINS
                                     ---------------                   -----------------------
FUND                              2005             2004                 2005             2004
----                              ----             ----                 ----             ----
Money Market                   $ 3,569,813      $ 1,221,371          $        --      $       --
Bond                            25,187,481       22,943,666                   --              --
High Income                      8,189,568        7,039,140                   --              --
Balanced                        17,769,981       17,712,402                   --              --
Large Cap Value                 21,292,637       18,038,982                   --              --
Large Cap Growth                 6,310,154        4,762,955                   --              --
Mid Cap Value                    4,471,729        1,964,713           10,474,065       3,150,100
Mid Cap Growth                   4,177,886        2,802,726           29,158,294       7,298,167
Global Securities                  281,616           60,400              446,500              --
International Stock              1,689,222          935,800            5,339,322              --

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

FUND                                          ORDINARY INCOME              LONG-TERM CAPITAL GAINS
----                                          ---------------              -----------------------
Money Market                                    $       --                       $       --
Bond                                               407,191                               --
High Income                                        120,993                               --
Balanced                                           248,343                               --
Large Cap Value                                    351,650                               --
Large Cap Growth                                   133,823                               --
Mid Cap Value                                      123,521                          318,450
Mid Cap Growth                                   1,379,617                        4,581,519
Global Securities                                  120,223                          588,912
International Stock                                935,903                          420,940

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For federal income tax purposes, the funds listed below have capital loss carryovers as of December 31, 2005, which are available to offset future capital gains, if any:

                       CARRYOVER   CARRYOVER    CARRYOVER   CARRYOVER     CARRYOVER    CARRYOVER    CARRYOVER
                       EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING     EXPIRING
FUND                    IN 2007     IN 2008      IN 2009     IN 2010       IN 2011      IN 2012      IN 2013
----                    -------     -------      -------     -------       -------      -------      -------
Bond                   $235,991    $7,577,224     $  --     $1,857,702   $   104,606   $1,560,242   $1,445,891
High Income                  --            --        --        127,582            --           --      147,682
Balanced                     --            --        --             --     2,061,005           --           --
Large Cap Value              --            --        --             --     1,844,912      918,038           --
Large Cap Growth             --            --        --      2,145,414    58,744,910           --           --

After October 31, 2005, the following funds had capital and currency losses in the following amounts:

FUND                   POST-OCTOBER CURRENCY LOSSES
----                   ----------------------------
Global Securities                $ 4,712
International Stock               24,620

For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

At June 30, 2006, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                  APPRECIATION     DEPRECIATION         NET
----                  ------------     ------------         ---
Bond                  $  1,898,649     $(20,772,312)    $(18,873,663)
High Income                881,456       (3,307,702)      (2,426,246)
Balanced                88,096,965      (20,819,555)      67,277,410
Large Cap Value        237,417,295      (20,589,313)     216,827,982
Large Cap Growth        54,316,843      (36,716,111)      17,600,732
Mid Cap Value           42,472,435       (5,921,485)      36,550,950
Mid Cap Growth           8,713,153      (29,034,816)     (20,321,663)
Global Securities        9,632,688       (1,157,444)       8,475,244
International Stock     22,642,080       (2,089,764)      20,552,316

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Growth Fund, International Stock Fund, and the Global Securities Fund enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

--------------------------------------------------------------------------------
78

OTHER INFORMATION (UNAUDITED)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustees fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Actual" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                                           ACTUAL                HYPOTHETICAL
                                                    --------------------     --------------------
                                                                EXPENSES                 EXPENSES
                            BEGINNING   ANNUAL       ENDING       PAID        ENDING       PAID
                             ACCOUNT    EXPENSE      ACCOUNT     DURING       ACCOUNT     DURING
FUND                          VALUE      RATIO        VALUE     PERIOD*        VALUE     PERIOD*
----                          -----      -----        -----     -------        -----     -------
Money Market                 $1,000      0.47%      $1,020.70    $2.35       $1,022.46    $2.36
Bond                          1,000      0.56%         992.20     2.77        1,022.02     2.81
High Income                   1,000      0.76%       1,018.70     3.80        1,021.03     3.81
Balanced                      1,000      0.71%       1,001.50     3.52        1,021.27     3.56
Large Cap Value               1,000      0.61%       1,048.40     3.10        1,021.77     3.06
Large Cap Growth              1,000      0.81%         987.10     3.99        1,020.78     4.06
Mid Cap Value                 1,000      1.01%       1,059.90     5.16        1,019.79     5.06
Mid Cap Growth                1,000      0.86%         999.40     4.26        1,020.53     4.31
Global Securities             1,000      0.96%       1,036.00     4.85        1,020.03     4.81
International Stock           1,000      1.21%       1,084.20     6.25        1,018.79     6.06

(*) Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (181) divided by 365 to reflect the one-half year period.

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS OF THE FUNDS AND DO NOT REFLECT ANY SEPARATE ACCOUNT FEES, CHARGES, OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS, OR RETIREMENT AND PENSION PLANS THAT USE THE FUNDS. IF THESE FEES, CHARGES OR EXPENSES WERE INCLUDED, YOUR COSTS WOULD HAVE BEEN HIGHER. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC's website at www.sec.gov Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by the Fund to vote proxies related to portfolio securities is available to share-holders at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500. The proxy voting records for the funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
80

TRUSTEES AND OFFICERS

Each trustee and officer oversees 25 portfolios in the fund complex, which consists of the MEMBERS Mutual Funds with 12 portfolios and the Ultra Series Fund with 13 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500.

NAME;
POSITION(S) HELD WITH THE FUND &       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR ELECTED(1); YEAR OF BIRTH         OTHER OUTSIDE DIRECTORSHIPS
-----------------------------------------------------------------------------------------

INTERESTED TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------
David P. Marks, CFA                    CUNA Mutual Insurance Society: Chief Investment
Trustee, President &                   Officer (since 2005); MEMBERS Capital Advisors,
Principal Executive Officer            Inc.: President (since 2005); CUNA Mutual Life
["PEO"](2006)                          Insurance Company: Chief Investment Officer (since
1947                                   2005); Citigroup Insurance Investors: Chief
                                       Investment Officer (2004-2005); CIGNA Investments:
                                       Chief Investment Officer, (2002-2004); Green
                                       Mountain Partners: Partner (2001-2002); Allianz
                                       Investments: Chief Investment Officer (1991-2001).
                                       Other Directorships: CBRE Realty Finance
-----------------------------------------------------------------------------------------
Lawrence R. Halverson, CFA             MEMBERS Capital Advisors, Inc.: Senior Vice
Trustee (1997)                         President-Equities (since 1996).
President & PEO (1997-2005)            Other Directorships: None
1945
-----------------------------------------------------------------------------------------
Mary E. Hoffmann, CPA                  MEMBERS Capital Advisors, Inc.: Vice
Treasurer (1998)                       President-Finance and Operations (since Jan.
1970                                   2006), Assistant Vice President-Finance and
                                       Operations (2001-2005) and Product Operations and
                                       Finance Manager (1998-2001).
                                       Other Directorships: None
-----------------------------------------------------------------------------------------
Holly S. Baggot                        MEMBERS Capital Advisors, Inc.: Operations
Secretary and Assistant Treasurer      Officer-Mutual Funds (since July 2005), Senior
(1999)                                 Manager Product and Fund Operations (2001-June
1960                                   2005) and Operations and Administration Manager
                                       (1998-2001).
                                       Other Directorships: None
-----------------------------------------------------------------------------------------
Dan P. Owens                           MEMBERS Capital Advisors, Inc.: Operations
Assistant Treasurer (2000)             Officer-Investments (since July 2005), Senior
1966                                   Manager Portfolio Operations (2001-June 2005) and
                                       Investment Operations Manager (1999-2001).
                                       Other Directorships: None
-----------------------------------------------------------------------------------------
Molly Nelson                           MEMBERS Capital Advisors, Inc.: Chief Compliance
Chief Compliance Officer (2005)        Officer (since May 2005); Harris Associates L.P.:
1962                                   Chief Compliance Officer/Advisor (1985-2005).
                                       Other Directorships: None
-----------------------------------------------------------------------------------------


INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU                  Lutheran Brotherhood Mutual Funds: Chairman and
Chairman (2006)                        President (1983-2002); Lutheran Brotherhood (now
Trustee (2003)                         Thrivent Financial) Chief Investment Officer
1938                                   (1983-2002).
                                       Other Directorships: Regis Corp, Director (since
                                       1982).
-----------------------------------------------------------------------------------------
Gwendolyn M. Boeke                     Wartburg Theological Seminary Development
Trustee (1997)                         Association: Development Associate (1997-2003);
1934                                   Evangelical Lutheran Church in America Foundation:
                                       Regional Director (1990-2000); Wartburg College:
                                       Director (1986-2001).
                                       Other Directorships: None
-----------------------------------------------------------------------------------------
Steven P. Riege                        The Rgroup: Owner/President (since 2001); Robert
Trustee (2005)                         W. Baird & Company: Senior Vice President
1954                                   Marketing and First Vice President Human Resources
                                       (1986-2001).
                                       Other Directorships: None
-----------------------------------------------------------------------------------------
Richard E. Struthers                   Clearwater Capital Management: Chairman and Chief
Trustee (2004)                         Executive Officer (since 1998).
1952                                   Other Directorships: None
-----------------------------------------------------------------------------------------

()1 The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until the first to occur: (1) serving one twelve-year term, or (2) reaching the age of 72; provided however, that no independent trustee serving on the Board on the date of adoption of such term limits is required to resign pursuant to the adoption of such limits prior to September 30, 2004.

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

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82

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--------------------------------------------------------------------------------
84

                            (CUNA MUTUAL GROUP LOGO)

                       CUNA Mutual Life Insurance Company
                               2000 Heritage Way
                               Waverly, IA 50677

Form 1950 0805

(SEMIANNUAL REPORT LOGO)

For Period Ended June 30, 2006

CONSERVATIVE ALLOCATION, MODERATE ALLOCATION AND AGGRESSIVE ALLOCATION FUNDS OF THE ULTRA SERIES FUND

DISTRIBUTED BY:
CUNA Brokerage Services, Inc.
Office of Supervisory Jurisdiction
2000 Heritage Way
Waverly, IA 50677

TELEPHONE:
(319) 352-4090
(800) 798-5500

This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale of purchase of securities unless preceded or accompanied by a prospectus.

CONSERVATIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

 Shares                                                           Value (Note 2)
 ------                                                           --------------
INVESTMENTS IN UNDERLYING FUNDS - 100.00%
          DEBT SECURITIES - 54.20%
 51,509   MEMBERS Bond Fund Class Y                                   $  495,000
  6,519   MEMBERS High Income Fund Class Y                                47,000
                                                                      ----------
                                                                         542,000
                                                                      ----------
          EQUITY SECURITIES - 33.80%
  3,363   MEMBERS International Stock Fund Class Y                        49,000
  7,950   MEMBERS Large Cap Growth Fund Class Y                          109,000
 10,306   MEMBERS Large Cap Value Fund Class Y                           145,000
  5,993   MEMBERS Mid Cap Growth Fund Class Y                             35,000
                                                                      ----------
                                                                         338,000
                                                                      ----------
          MONEY MARKET - 12.00%
120,000   MEMBERS Cash Reserves Fund Class Y                             120,000
                                                                      ----------
          TOTAL INVESTMENTS IN UNDERLYING FUNDS
          (Cost $1,000,000)                                            1,000,000
                                                                      ----------
TOTAL INVESTMENTS - 100.00%
(Cost $1,000,000**)                                                    1,000,000
                                                                      ----------
NET OTHER ASSETS AND LIABILITIES - 0.00%                                      --
                                                                      ----------
TOTAL NET ASSETS - 100.00%                                            $1,000,000
                                                                      ----------

----------
**   Aggregate cost for Federal tax purposes was $1,000,000.

                See accompanying Notes to Financial Statements.

MODERATE ALLOCATION FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

 Shares                                                           Value (Note 2)
 ------                                                           --------------
INVESTMENTS IN UNDERLYING FUNDS - 100.00%
          DEBT SECURITIES - 54.20%
 51,509   MEMBERS Bond Fund Class Y                                   $  495,000
  6,519   MEMBERS High Income Fund Class Y                                47,000
                                                                      ----------
                                                                         542,000
                                                                      ----------
          EQUITY SECURITIES - 33.80%
  3,363   MEMBERS International Stock Fund Class Y                        49,000
  7,950   MEMBERS Large Cap Growth Fund Class Y                          109,000
 10,306   MEMBERS Large Cap Value Fund Class Y                           145,000
  5,993   MEMBERS Mid Cap Growth Fund Class Y                             35,000
                                                                      ----------
                                                                         338,000
                                                                      ----------
          MONEY MARKET - 12.00%
120,000   MEMBERS Cash Reserves Fund Class Y                             120,000
                                                                      ----------
          TOTAL INVESTMENTS IN UNDERLYING FUNDS
          (Cost $1,000,000)                                            1,000,000
                                                                      ----------
TOTAL INVESTMENTS - 100.00%
(Cost $1,000,000**)                                                    1,000,000
                                                                      ----------
NET OTHER ASSETS AND LIABILITIES - 0.00%                                      --
                                                                      ----------
TOTAL NET ASSETS - 100.00%                                            $1,000,000
                                                                      ----------

----------
**   Aggregate cost for Federal tax purposes was $1,000,000.

                 See accompanying Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS (UNAUDITED)

 Shares                                                           Value (Note 2)
 ------                                                           --------------
INVESTMENTS IN UNDERLYING FUNDS - 100.00%
          EQUITY SECURITIES - 100.00%
 20,110   MEMBERS International Stock Fund Class Y                    $  293,000
 14,442   MEMBERS Large Cap Growth Fund Class Y                          198,000
 12,722   MEMBERS Large Cap Value Fund Class Y                           179,000
 30,308   MEMBERS Mid Cap Growth Fund Class Y                            177,000
 10,523   MEMBERS Mid Cap Value Fund Class Y                             153,000
                                                                      ----------
          TOTAL INVESTMENTS IN UNDERLYING FUNDS
          (Cost $1,000,000)                                            1,000,000
                                                                      ----------
TOTAL INVESTMENTS - 100.00%
(Cost $1,000,000**)                                                    1,000,000
                                                                      ----------
NET OTHER ASSETS AND LIABILITIES - 0.00%                                      --
TOTAL NET ASSETS - 100.00%                                            $1,000,000
                                                                      ----------

----------
**   Aggregate cost for Federal tax purposes was $1,000,000.

                 See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 (UNAUDITED)

                                                        CONSERVATIVE            MODERATE             AGGRESSIVE
                                                     ALLOCATION FUND(1)   ALLOCATION FUND (1)   ALLOCATION FUND (1)
                                                     ------------------   -------------------   -------------------
ASSETS:
Investments in securities, at value*                     $1,000,000            $1,000,000            $1,000,000
Receivables:
   Fund shares sold                                       1,000,000             1,000,000             1,000,000
                                                         ----------            ----------            ----------
      Total Assets                                        2,000,000             2,000,000             2,000,000
                                                         ----------            ----------            ----------
LIABILITIES:
Payables:
   Investments purchased                                  1,000,000             1,000,000             1,000,000
                                                         ----------            ----------            ----------
      Total Liabilities                                   1,000,000             1,000,000             1,000,000
                                                         ----------            ----------            ----------
Net assets applicable to outstanding capital stock       $1,000,000            $1,000,000            $1,000,000
                                                         ----------            ----------            ----------
Represented by:
   Capital stock and additional paid-in capital          $1,000,000            $1,000,000            $1,000,000
                                                         ----------            ----------            ----------
Total net assets - representing net assets
   applicable to outstanding capital stock               $1,000,000            $1,000,000            $1,000,000
                                                         ----------            ----------            ----------
Number of Class Z Shares issued and outstanding             100,000               100,000               100,000
                                                         ----------            ----------            ----------
Net asset value per share of outstanding capital
   stock, offering price and redemption price
                                                              10.00                 10.00                 10.00
                                                         ----------            ----------            ----------
*Cost of Investments                                     $1,000,000            $1,000,000            $1,000,000
                                                         ----------            ----------            ----------

(1)  Fund commenced investment operations on June 30, 2006.

                 See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

                                                         CONSERVATIVE            MODERATE             AGGRESSIVE
                                                      ALLOCATION FUND(1)   ALLOCATION FUND (1)   ALLOCATION FUND (1)
                                                      ------------------   -------------------   -------------------
INVESTMENT INCOME:
   Interest                                                   $--                  $--                   $--
   Dividend                                                    --                   --                    --
      Less: Foreign taxes withheld                             --                   --                    --
   Securities lending income                                   --                   --                    --
                                                              ---                  ---                   ---
         Total investment income                               --                   --                    --
                                                              ---                  ---                   ---
EXPENSES:
   Management fees                                             --                   --                    --
   Trustees' fees                                              --                   --                    --
   Audit and Tax fees                                          --                   --                    --
   Compliance expense                                          --                   --                    --
                                                              ---                  ---                   ---
         Total expenses                                        --                   --                    --
                                                              ---                  ---                   ---
NET INVESTMENT INCOME (LOSS)                                   --                   --                    --
                                                              ---                  ---                   ---
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments
      (including net realized gain (loss) on
      on foreign currency related transactions)                --                   --                    --
   Net change in unrealized depreciation on
      investments (including net unrealized
      appreciation (depreciation) on foreign
      currency related transactions)                           --                   --                    --
                                                              ---                  ---                   ---
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS                                                 --                   --                    --
NET INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS                                                 $--                  $--                   $--
                                                              ---                  ---                   ---

(1)  Fund commenced investment operations on June 30, 2006.

                 See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                         CONSERVATIVE            MODERATE             AGGRESSIVE
                                                        ALLOCATION FUND      ALLOCATION FUND       ALLOCATION FUND
                                                         PERIOD ENDED          PERIOD ENDED          PERIOD ENDED
                                                         JUNE 30, 2006         JUNE 30, 2006        JUNE 30, 2006
                                                        (UNAUDITED)(1)        (UNAUDITED)(1)        (UNAUDITED)(1)
                                                      ------------------   -------------------   -------------------
OPERATIONS:
   Net investment income                                  $       --            $       --            $       --
   Net realized gain (loss) on investments                        --                    --                    --
   Net change in unrealized depreciation on
      investments                                                 --                    --                    --
                                                          ----------            ----------            ----------
      Increase (decrease) in net assets from
         operations                                               --                    --                    --
                                                          ----------            ----------            ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          --                    --                    --
                                                          ----------            ----------            ----------
      Change in net assets from distributions                     --                    --                    --
                                                          ----------            ----------            ----------
CLASS Z SHARE TRANSACTIONS:
   Proceeds from sale of shares                            1,000,000             1,000,000             1,000,000
   Net asset value of shares issued in reinvestment
      of distributions                                            --                    --                    --
                                                          ----------            ----------            ----------
                                                           1,000,000             1,000,000             1,000,000
                                                          ----------            ----------            ----------
   Cost of shares repurchased                                     --                    --                    --
                                                          ----------            ----------            ----------
      Net increase in net assets from capital
         share transactions                                1,000,000             1,000,000             1,000,000
                                                          ----------            ----------            ----------
   Total increase in net assets                            1,000,000             1,000,000             1,000,000
                                                          ----------            ----------            ----------
NET ASSETS:
   Beginning of year                                              --                    --                    --
                                                          ----------            ----------            ----------
   End of year                                            $1,000,000            $1,000,000            $1,000,000
                                                          ----------            ----------            ----------
Undistributed net investment income included
   in net assets                                          $       --            $       --            $       --
                                                          ----------            ----------            ----------
OTHER INFORMATION:
Class Z Capital Share transactions:
   Shares sold                                               100,000               100,000               100,000
   Shares issued in reinvestment of distributions                 --                    --                    --
                                                          ----------            ----------            ----------
                                                             100,000               100,000               100,000
   Shares redeemed                                                --                    --                    --
                                                          ----------            ----------            ----------
   Net increase in shares outstanding                        100,000               100,000               100,000
                                                          ----------            ----------            ----------

(1)  Fund commenced investment operations on June 30, 2006.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING TROUGHOUT EACH PERIOD

                                                         CONSERVATIVE            MODERATE             AGGRESSIVE
                                                        ALLOCATION FUND      ALLOCATION FUND       ALLOCATION FUND
                                                         PERIOD ENDED          PERIOD ENDED          PERIOD ENDED
                                                          06/30/2006            06/30/2006            06/30/2006
                                                        (UNAUDITED)(1)        (UNAUDITED)(1)        (UNAUDITED)(1)
                                                      ------------------   -------------------   -------------------
(For a share outstanding throughout the period):
NET ASSET VALUE, beginning of period                      $    10.00           $    10.00            $    10.00
                                                          ----------           ----------            ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                                      --                   --                    --
      Net Realized and Unrealized Gain (Loss)                     --                   --                    --
                                                          ----------           ----------            ----------
         Total from Investment Operations                         --                   --                    --
                                                          ----------           ----------            ----------
DISTRIBUTIONS:
   Distributions from Net Investment Income                       --                   --                    --
                                                          ----------           ----------            ----------
NET ASSET VALUE, end of period                            $    10.00           $    10.00            $    10.00
                                                          ----------           ----------            ----------
TOTAL RETURN**                                                  0.00%                0.00%                 0.00%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)                      $1,000,000           $1,000,000            $1,000,000
Ratios of expenses to average net assets                          --                   --                    --
Ratios of net investment income to average net assets             --                   --                    --
Portfolio Turnover                                                --                   --                    --

*    Based on average shares outstanding during the period.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

(1)  Fund commenced investment operations on June 30, 2006.

                 See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   DESCRIPTION OF THE FUND

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with 13 investment portfolios (the "funds"), each with different investment objectives and policies. The funds currently available are the Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Global Securities, International Stock Fund and the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Allocation Funds"). The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the trustees have authorized the issuance of one class of shares of the funds designated as Class Z. Class Z shares are offered to separate accounts (the "Accounts") of CUNA Mutual Life Insurance Company and to qualified pension and retirement plans of CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Group"). The Fund may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Fund does not offer shares directly to the general public.

     The accompanying financial statements include the Conservative Allocation Fund, Moderate Allocation Fund and the Aggressive Allocation Fund. The financial statements of the Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Global Securities and International Stock Fund are presented in a separate report.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

     PORTFOLIO VALUATION

     Securities and other investments are valued as follows: Equity securities and exchange-traded funds listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Fund or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value (NAV) which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Since the assets of each Allocation Fund consist primarily of shares of the underlying funds, the NAV of each Allocation Fund is determined based on the NAV's of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis.

     Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Investment Adviser's Securities Valuation Committee ("the Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

     The value of all assets and liabilities denominated in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard
     Time) Reuters spot rate.

     All other securities for which either quotations are not readily available, no other sales have occurred, or do not in the Investment Adviser's opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Adviser and under the general supervision of the Board of Trustees. Because each Allocation Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to "fair" value any of the investments of the Allocation Funds. However, an underlying fund may need to "fair" value one or more of its investments. A fund's investments (or underlying fund) will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     and the time the fund's share price is calculated at 3:00 p.m. Central Time. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Fund.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

     FEDERAL INCOME TAXES

     It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

     EXPENSES

     Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets.

3.   ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

     The Fund has entered into a Management Agreement with MEMBERS Capital Advisors Inc. (MCA), an affiliated company, whereby MCA provides or has arranged to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to the funds.

     For services under the Management Agreement, MCA is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets:
     0.20% for the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund.

     In addition to the management fee, the Fund is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, tax, compliance and extraordinary expenses as approved by a majority of the disinterested trustees.

     Unaffiliated trustees receive from the Fund an attendance fee for each Board or committee meeting attended, with an additional remuneration paid to the "lead" trustee and audit committee chair.

     All shares are distributed through CUNA Brokerage Service, Inc. ("CUNA Brokerage"), an affiliated company, pursuant to a distribution agreement between the Trust and CUNA Brokerage. CUNA Brokerage's principal place of business is located at 5910 Mineral Point Road, Madison, WI 53705.

     The Fund has entered into an agreement with CUNA Mutual Life Insurance Company setting forth the terms and conditions pursuant to which the Accounts purchase and redeem shares of the funds. Investments in the Fund by the Accounts are made through either variable annuity or variable life insurance contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

4.   DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

     The Allocation Funds declare and reinvest dividends from net investment income annually in additional full and fractional shares of the respective funds. Distributions from net realized gains from investment transactions, if any, are distributed and reinvested to shareholders annually.

     Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5.   SECURITIES TRANSACTIONS

     For the period ended June 30, 2006, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                OTHER INVESTMENT
                                   SECURITIES
                               ------------------
FUND                            PURCHASES   SALES
----                           ----------   -----
Conservative Allocation Fund   $  880,000     --
Moderate Allocation Fund          950,000     --
Aggressive Allocation Fund      1,000,000     --

6.   TAX INFORMATION

     Since the Allocation Funds commenced operations June 30, 2006, tax information for prior periods is not applicable.

     At June 30, 2006, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                           APPRECIATION   DEPRECIATION   NET
----                           ------------   ------------   ---
Conservative Allocation Fund        --             --         --
Moderate Allocation Fund            --             --         --
Aggressive Allocation Fund          --             --         --

7.   CONCENTRATION OF RISK

     The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

     Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

OTHER INFORMATION (UNAUDITED)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustees fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Since the Allocation Funds commenced operations at the close of the market on the last day of the period there is no data to report for the six-month period ended June 30, 2006. Going forward we will provide examples in a table provided herein, based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by the Fund to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500. The proxy voting records for the funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC's website at www.sec.gov.

TRUSTEES AND OFFICERS

Each trustee and officer oversees 25 portfolios in the fund complex, which consists of the MEMBERS Mutual Funds with 12 portfolios and the Ultra Series Fund with 13 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500.

NAME; POSITION(S) HELD WITH THE FUND &     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR ELECTED(1); YEAR OF BIRTH             OTHER OUTSIDE DIRECTORSHIPS
--------------------------------------     -----------------------------------------------
INTERESTED TRUSTEES AND OFFICERS

David P. Marks, CFA                        CUNA Mutual Insurance Society: Chief Investment Officer (since 2005); MEMBERS
Trustee, President &                       Capital Advisors, Inc.: President (since 2005); CUNA Mutual Life Insurance
Principal Executive Officer ["PEO"]        (2006) Company: Chief Investment Officer (since 2005); Citigroup Insurance Investors:
1947                                       Chief Investment Officer (2004-2005); CIGNA Investments: Chief Investment Officer,
                                           (2002-2004); Green Mountain Partners: Partner (2001-2002); Allianz Investments:
                                           Chief Investment Officer (1991-2001).
                                           Other Directorships: CBRE Realty Finance

Lawrence R. Halverson, CFA                 MEMBERS Capital Advisors, Inc.: Senior Vice President-Equities (since 1996).
Trustee (1997)                             Other Directorships: None
President& PEO (1997-2005)
1945

Mary E. Hoffmann, CPA                      MEMBERS Capital Advisors, Inc.: Vice President-Finance and Operations (since Jan.
Treasurer (1998)                           2006), Assistant Vice President-Finance and Operations (2001-2005) and Product
1970                                       Operations and Finance Manager (1998-2001).
                                           Other Directorships: None

Holly S. Baggot                            MEMBERS Capital Advisors, Inc.: Operations Officer-Mutual Funds (since July
Secretary and Assistant Treasurer (1999)   2005), Senior Manager Product and Fund Operations (2001-June 2005) and
1960                                       Operations and Administration Manager (1998-2001).
                                           Other Directorships: None

Dan P. Owens                               MEMBERS Capital Advisors, Inc.: Operations Officer-Investments (since July 2005),
Assistant Treasurer (2000)                 Senior Manager Portfolio Operations (2001-June 2005) and Investment Operations
1966                                       Manager (1999-2001).
                                           Other Directorships: None

Molly Nelson                               MEMBERS Capital Advisors, Inc.: Chief Compliance Officer (since May 2005); Harris
Chief Compliance Officer (2005)            Associates L.P.: Chief Compliance Officer/Advisor (1985-2005).
1962                                       Other Directorships: None

INDEPENDENT TRUSTEES

Rolf F. Bjelland, CLU                      Lutheran Brotherhood Mutual Funds: Chairman and President (1983-2002);
Chairman (2006)                            Lutheran Brotherhood (now Thrivent Financial) Chief Investment Officer (1983-2002).
Trustee (2003)                             Other Directorships: Regis Corp, Director (since 1982).
1938

Gwendolyn M. Boeke                         Wartburg Theological Seminary Development Association: Development Associate
Trustee (1997)                             (1997-2003); Evangelical Lutheran Church in America Foundation: Regional
1934                                       Director (1990-2000); Wartburg College: Director (1986-2001).
                                           Other Directorships: None

Steven P. Riege                            The Rgroup: Owner/President (since 2001); Robert W. Baird & Company: Senior
Trustee (2005)                             Vice President Marketing and First Vice President Human Resources (1986-2001).
1954                                       Other Directorships: None

Richard E. Struthers                       Clearwater Capital Management: Chairman and Chief Executive Officer (since 1998).
Trustee (2004)                             Other Directorships: None
1952

(1) The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until the first to occur: (1) serving one twelve-year term, or (2) reaching the age of 72; provided however, that no independent trustee serving on the Board on the date of adoption of such term limits is required to resign pursuant to the adoption of such limits prior to September 30, 2004.

ITEM 2. CODE OF ETHICS.

As of the period ended December 31, 2005, Ultra Series Fund (also referred to herein as the "Registrant," or the "Trust") has adopted a code of ethics ("Code") that applies to the Registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its Code during the covered period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required in this semi-annual report filed on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

A copy of the Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The President and Treasurer of the Trust have concluded that the Trust's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report on Form N-CSR.

     (b) There have been no changes in the Trust's internal controls over financial reporting that occurred during the Trust's last fiscal half-year that have materially affected, or are reasonably likely to affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ULTRA SERIES FUNDS


BY: /s/ David P. Marks
    ----------------------------------
    David P. Marks
    President

DATE: 8/22/06

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BY: /s/ David P. Marks
    ----------------------------------
    David P. Marks
    President, Ultra Series Funds

DATE: 8/22/06


BY: /s/ Mary E. Hoffmann
    ----------------------------------
    Mary E. Hoffmann
    Treasurer, Ultra Series Funds

DATE: 8/21/06

                                  EXHIBIT INDEX

Exhibit 2 - Code of Ethics

Exhibit 11(b)(i) - Certification of David P. Marks, President, Ultra Series
Funds

Exhibit 11(b)(ii) - Certification of Mary E. Hoffmann, Treasurer, Ultra Series Funds